[PHOTO]


[PHOTO]               Smith Barney
                              Diversified
                              Strategic
                              Income Fund

                              ------------------
                              SEMI-ANNUAL REPORT
                              ------------------

                              January 31, 1998

                      [LOGO]  Smith Barney
                              Investing for your future.
                              Every day(SM).

Smith Barney
Diversified Strategic
Income Fund

================================================================================

================================================================================

The Smith Barney Diversified Strategic Income Fund ("Fund") seeks high current income through investments in bonds issued by the U.S. Government and its agencies, high-yield corporate bonds and foreign government bond issues.

Smith Barney Diversified Strategic Income
Average Annual Total Returns
January 31, 1998


                                               Without Sales Charge*
                                  ----------------------------------------------
                                  Class A             Class B           Class C
================================================================================
Six-Months+                         4.43%               4.28%             4.29%
--------------------------------------------------------------------------------
One-Year                            9.46                9.00              8.88
--------------------------------------------------------------------------------
Five-Year                           8.39                7.92               N/A
--------------------------------------------------------------------------------
Since Inception++                   8.57                9.13              7.54
================================================================================


                                               With Sales Charge**
                                  ----------------------------------------------
                                  Class A             Class B           Class C
================================================================================
Six-Months+                        (0.30)%             (0.22)%            3.29%
--------------------------------------------------------------------------------
One-Year                            4.48                4.50              7.88
--------------------------------------------------------------------------------
Five-Year                           7.39                7.77               N/A
--------------------------------------------------------------------------------
Since Inception++                   7.61                9.13              7.54
================================================================================


* Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and Class C shares.
** Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be a representative of the total return for the year.
++ Inception dates for Class A, B and C shares are November 6, 1992, December 28, 1989 and March 19, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

Moderate U.S. economic growth, combined with historically low inflation and the ongoing financial and economic turmoil in Southeast Asia, should provide more than enough ammunition for U.S. interest rates to fall lower. With respect to the U.S. high yield bond market, we believe the uncertainties that exist in the world's stock markets will tend to favor the higher-quality high yield bonds over the lower-quality bonds, which are usually more vulnerable in the event of a market downturn. In the global arena, the onset of the EMU should continue to exert a positive influence on many European bond markets.

================================================================================
NASDAQ SYMBOL
================================================================================


             Class A                          SDSAX
             Class B                          SLDSX
             Class C                          SDSIX


================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter ........................................................... 1

Historical Performance ....................................................... 5

Smith Barney Diversified Strategic
Income Fund at a Glance ...................................................... 8

Schedule of Investments ...................................................... 9

Statement of Assets and Liabilities ..........................................19

Statement of Operations ......................................................20

Statements of Changes in Net Assets ..........................................21

Notes to Financial Statements ................................................22

Financial Highlights .........................................................27

================================================================================
Shareholder Letter
================================================================================


[PHOTO]                                 [PHOTO]

HEATH B.                                JAMES E.
MCLENDON                                CONROY

Chairman                                Vice President and
                                        Investment Officer


[PHOTO]                                 [PHOTO]

JOHN C.                                 SIMON
BIANCHI, CFA                            HILDRETH

Vice President and                      Vice President and
Investment Officer                      Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for Smith Barney Diversified Strategic Income Fund ("Fund") for the period ended January 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and briefly outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

The Fund seeks to provide investors with a high current income while attempting to minimize the risk of interest rate and currency fluctuations. The Fund's managers follows a flexible investment approach that emphasizes both diversification and balance. Based on their analysis of current economic and market conditions, the Fund's management team allocates assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds, and foreign government bonds.

For the six months ended January 31, 1998, the Fund's Class B shares had a total return of 4.28% versus its Lipper Analytical Services, Inc. peer group average total return of 3.29%. (Lipper is a major fund-tracking organization.) We are pleased to report that during the past six months, the Fund received an overall four-star rating from Morningstar Inc.,* a mutual fund research firm. The Fund distributed dividends totaling $0.31 per Class B share over the past six months. Based on the Fund's net asset value of $8.06 and current monthly income dividend of $0.047 per Class B share as of January 31, 1998, this equates to an annualized dividend yield of 7.00%.

As of January 31, 1998, the Fund's allocation was roughly 32.9% in foreign government bonds, 26.6% in high-yield securities and 33.5% in U.S. government, mortgage-backed securities and 7% cash. In comparison, as of July 31, 1997, the Fund's allocation was 35.5% in foreign government bonds, 19.7% in high-yield corporate bonds and 38% in U.S. government and mortgage-backed securities. Following are brief summaries of the economic and market conditions that affected the Fund's three major sectors during its past fiscal year.

U.S. Government and Mortgage-Backed Securities

In our view, one of the most important events for the market in 1997 was the widely publicized currency and

----------
* Morningstar Inc., proprietary ratings reflect historical risk-adjusted performance through 1/31/98. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. The Fund's Class A and B shares received a 4-star rating for the 3- and 5-year periods and overall in a field of 1,383 and 797 funds, respectively. The Fund's Class C shares received a 4-star rating for both overall and for the 3-year period among 1,383 funds. The top ten percent of funds in any one category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive two stars and the bottom 10% receive a single star. Funds with less than 36 months of return data are not rated.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 1
economic turmoil in Asia, specifically in Korea, Japan and Indonesia. As these currencies were devalued, the U.S. dollar strengthened. Other notable events during the reporting period include:

o The drastic reduction in the U.S. budget deficit. According to the latest report by the Congressional Budget Office, the deficit will go down to $5 billion in fiscal 1998 and may actually run annual surpluses in 2001 if present policies continue and the economy continues to grow.

o    As a result of lower rates, mortgage refinancing has increased.

o The drive toward the European Monetary Union ("EMU") continues to be on target for 1999.

As you can see from the chart below, interest rates continued to decline during the reporting period.

Yields from U.S. Treasury Securities


                                                      1/31/98          7/31/97
                                                      -------          -------
2-year U.S. Treasury Note                              5.35%            5.72%
3-year U.S. Treasury Note                              5.36             5.78
5-year U.S. Treasury Note                              5.43             5.90
10-year U.S. Treasury Bond                             5.56             6.01
30-year U.S. Treasury Bond                             5.87             6.30


Looking ahead to the remainder of 1998, we anticipate the following events to have an impact on the bond market:

o The turmoil in Asia may be worse than what is being reported. Therefore, the troubles in Asia will depress U.S. economic activity even more than current consensus expectations.

o The Federal Reserve Board ("Fed") will probably ease monetary policy and lower rates. In fact, several Fed Governors have recently shifted to a "dovish" view regarding interest rates.

o    U.S economic growth is expected to be modestly weaker.

o Interest rates will likely be lower and the yield on the 30-year U.S. Treasury bond may initially trend toward 51/2%.

High-Yield Corporate Bonds

The high yield bond market generated relatively strong performance over the past six months ended January 31, 1998 with total returns in excess of 6.50% compared to the roughly 4% to 5% returns for intermediate U.S. Treasury securities and investment-grade corporate bonds, and the roughly 6% to 9% returns for long-term U.S. Treasury securities and investment grade corporate bonds, respectively. (Intermediate-term usually refers to bonds with maturities of less than ten years and long-term bonds are generally considered to have maturities of ten or more years.)

The Salomon Smith Barney High Yield Market Index was up 6.79% for the past six months. (The Salomon Smith Barney High Yield Market Index is a broad-based measure and consists of cash-pay, deferred interest securities with remaining maturities of at least one year.) The lower-quality issues, or bonds rated CCC/Caa or less, generated the strongest total returns (i.e., a roughly 7%-8% range) in the past six months. This was not surprising given the strong performance of the U.S. stock markets. The lower-quality segment of the high yield bond market tends to more closely track the U.S. stock market than the higher quality segments of the high yield bond market.

After a relatively strong performance through the first three quarters of 1997, the high yield bond market began to underperform U.S. Treasury securities in the fourth quarter as fears of an economic slowdown and lower corporate profits caused high yield bond premiums to increase versus the Treasury market. The greatest underperformance in the fourth quarter was among the lower quality issues. In periods of increasing economic uncertainty, the lower-quality segments of the high yield market generally underperform because of their greater vulnerability to weaker economic conditions. The more interest-rate sensitive, higher-quality issues generated the strongest total returns as general interest rates declined.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

By the start of the fourth quarter of 1997, the crisis in Asia had taken center stage with severe currency and financial market declines in a number of Asian countries potentially threatening economic stability not only throughout the Far Eastern region, but throughout the world. Asia represents more than 25% of world economic output and is a significant producer and consumer of a large number of products and services. Consequently, there was a dramatic increase in market volatility in the fourth quarter, especially in the world's stock markets. Many investors began to invest more aggressively in U.S. Treasury securities which are viewed as the ultimate safe haven during periods of economic uncertainty. Yet, despite this increasing uncertainty over economic growth and corporate profitability, the U.S. stock markets had another strong year with total returns in the 25% to 33% range.

In 1997, the U.S. high yield bond market responded favorably to the strength in the domestic stock and U.S. Treasury markets. During the year a total of approximately $19 billion of new money flowed into open-end high yield mutual funds. In addition, there was increased demand for high yield securities by insurance companies and pension funds. The overall demand was significant enough to absorb a record total of more than $120 billion of new high yield issues. Given this record new issuance, the high yield market now totals over $450 billion in size, representing a meaningful 25% of the entire U.S. corporate bond market.

Foreign Government Securities

In contrast with the world's other major regions, the European continent experienced a relatively trouble free period during the reporting period. The key factor determining interest rate behavior was the growing confidence observed in the progress towards the EMU in 1999. The German Bundesbank raised its key discount rate by 30 basis points (a basis point is one hundredth of a percent) in October in a move that was seen to have a double-edged effect. The first effect was to arrest the mark's depreciation against the U.S. dollar, a development that was deemed detrimental to the future inflationary outlook in Germany. Secondly, the interest rate hike helped set the tone for a pan-European monetary policy under the EMU.

German government bonds returned approximately 6.3% during 1997, as measured by the J.P. Morgan Government Bond Index. (The J.P. Morgan Government Bond Index is the most widely-used benchmark for measuring performance and quantifying risk across international fixed income bond markets.) This performance was marginally exceeded by the returns for the other core markets of Holland (about 6.7%) and Belgium (roughly 6.9%). The French government bond market outperformed the index by an even wider margin, with a return of approximately 7.6%, supported by ongoing demand from domestic institutions. The Danish government bond market followed suit with a local currency return of about 9.42%. Bond yields across the continent were additionally supported by shrinking budget deficits as European governments kept their fiscal policies directed at meeting the Maastricht criteria.

Against this background, it was not surprising that the higher-yielding bond markets all generated superior returns during the year. The Italian government bond market led the pack with a return of nearly 14.5% in local currency terms as it seemed increasingly likely that Italy would participate with the first round of the EMU entrants in 1999. Within the Exchange Rate Mechanism, Italian bonds had the greatest potential for interest rate convergence against the core European economies, and the interest rate differential versus Germany contracted to imply a 25 basis point differential between German and Italian 10-year government bonds at the point of Monetary Union.

The best-performing European bond market was the U.K. government market with a local currency return of roughly 14.85%. British gilt yields fell on speculation that the newly victorious Labor government would prove less hostile than the previous Conservative administration toward the European


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 3
integration initiatives and that it may signal British intentions to join a currency union, perhaps in 2002. The Bank of England was granted political independence and asserted its credentials by raising official interest rates five times in 25 basis point increments to 7.25% during the course of the year.

The Swedish bond market returned nearly 8.0%, unable to decouple from the over-riding EMU optimism elsewhere in Europe. The commitment of the Scandinavian countries to a single currency is far from certain, but with the convergence theme almost fully played out in continental Europe, investors were left with few options but to look farther afield in the pursuit of higher-returning strategies.

The Canadian government bond market underperformed U.S. Treasury securities with a total return in local currency terms of roughly 9.39%. The Bank of Canada began to raise interest rates independently of the Fed, tightening by a total of 125 basis points in four moves between June and December. At the end of the year Canadian official interest rates stood at 4.25%. Weakness in the Canadian dollar allied with strong domestic demand growth were both factors behind the policy shift.

Market Outlook

Moderate U.S. economic growth, combined with historically low inflation and the ongoing financial and economic turmoil in Southeast Asia, should provide more than enough ammunition for U.S. interest rates to fall lower. With respect to the high yield bond market, we believe the uncertainties that exists in the world's stock markets will tend to favor the higher-quality high yield bonds over the lower quality bonds, which are usually more vulnerable in the event of a market downturn. In the global arena, the onset of the EMU should continue to exert a positive influence on many European bond markets. The integration of Europe's key economies should help keep interest rates low and encourage greater fiscal restraint from the member governments.

In closing, we thank you for investing in the Smith Barney Diversified Strategic Income Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ James E. Conroy

Heath B. McLendon                            James E. Conroy

Chairman                                     Vice President and
                                             Investment Officer



/s/ John C. Bianchi                          /s/ Simon Hildreth

John C. Bianchi, CFA                         Simon Hildreth

Vice President and                           Vice President and
Investment Officer                           Investment Officer

March 4, 1998


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                                 Net Asset Value
                             -----------------------
                             Beginning        End               Income           Capital Gain           Return              Total
Period Ended                 of Period     of Period           Dividends         Distributions        of Capital          Returns(1)
====================================================================================================================================
1/31/98                        $8.01         $8.03              $0.33                $0.00              $0.00               4.43%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                         7.82          8.01               0.67                 0.00               0.00              11.36
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                         7.85          7.82               0.62                 0.00               0.05               8.39
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                         7.76          7.85               0.48                 0.00               0.19              10.35
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                         8.41          7.76               0.62                 0.10               0.04               1.16
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93           8.24          8.41               0.45                 0.12               0.00               9.30+
====================================================================================================================================
    Total                                                       $3.17                $0.22              $0.28
====================================================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                 Net Asset Value
                             -----------------------
                             Beginning        End               Income           Capital Gain           Return              Total
Period Ended                 of Period     of Period           Dividends         Distributions        of Capital          Returns(1)
====================================================================================================================================
1/31/98                        $8.03         $8.06              $0.31                $0.00              $0.00               4.28%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                         7.83          8.03               0.62                 0.00               0.00              10.89
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                         7.86          7.83               0.57                 0.00               0.05               7.80
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                         7.76          7.86               0.44                 0.00               0.18              10.00
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                         8.41          7.76               0.60                 0.10               0.03               0.66
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                         8.55          8.41               0.58                 0.14               0.00               7.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                         7.98          8.55               0.68                 0.00               0.07              17.12
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                         8.06          7.98               0.71                 0.06               0.09              10.42
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/90           8.00          8.06               0.40                 0.00               0.00               6.00+
==================================================================================================================================
    Total                                                       $4.91                $0.30              $0.42
====================================================================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                                 Net Asset Value
                             -----------------------
                             Beginning        End               Income           Capital Gain           Return              Total
Period Ended                 of Period     of Period           Dividends         Distributions        of Capital          Returns(1)
====================================================================================================================================
1/31/98                        $8.01         $8.04              $0.31                $0.00              $0.00               4.29%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                         7.81          8.01               0.62                 0.00               0.00              10.92
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                         7.84          7.81               0.57                 0.00               0.05               7.82
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                         7.76          7.84               0.44                 0.00               0.18               9.73
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                         8.41          7.76               0.60                 0.10               0.03               0.66
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93           8.36          8.41               0.20                 0.03               0.00               3.41+
====================================================================================================================================
    Total                                                       $2.74                $0.13              $0.26
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 5

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                 Net Asset Value
                             -----------------------
                             Beginning        End               Income           Capital Gain           Return              Total
Period Ended                 of Period     of Period           Dividends         Distributions        of Capital          Returns(1)
====================================================================================================================================
1/31/98                        $8.00         $8.03              $0.34                $0.00              $0.00               4.75%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                         7.82          8.00               0.70                 0.00               0.00              11.64
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/96           7.89          7.82               0.53                 0.00               0.05               6.65+
====================================================================================================================================
    Total                                                       $1.57                $0.00              $0.05
====================================================================================================================================

================================================================================
Historical Performance -- Class Z Shares
================================================================================

                                 Net Asset Value
                             -----------------------
                             Beginning        End               Income           Capital Gain           Return              Total
Period Ended                 of Period     of Period           Dividends         Distributions        of Capital          Returns(1)
====================================================================================================================================
1/31/98                        $8.01         $8.04              $0.34                $0.00              $0.00               4.71%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                         7.82          8.01               0.69                 0.00               0.00              11.69
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                         7.85          7.82               0.63                 0.00               0.06               8.72
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                         7.76          7.85               0.49                 0.00               0.20              10.94
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                         8.41          7.76               0.65                 0.10               0.04               1.43
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 7/31/93           8.24          8.41               0.47                 0.12               0.00               9.47+
====================================================================================================================================
    Total                                                       $3.27                $0.22              $0.30
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================

                                                                          Without Sales Charge(1)
                                          ------------------------------------------------------------------------------------------
                                          Class A             Class B              Class C              Class Y             Class Z
====================================================================================================================================
Six Months Ended 1/31/98+                   4.43%               4.28%                4.29%               4.75%                4.71%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1/31/98                          9.46                9.00                 8.88                9.87                 9.78
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 1/31/98                    8.39                7.92                  N/A                 N/A                 8.77
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/98                  8.57                9.13                 7.54               10.02                 8.94
==============================================================================================================================

                                                                           With Sales Charge(2)
                                          ------------------------------------------------------------------------------------------
                                          Class A             Class B              Class C              Class Y             Class Z
==============================================================================================================================
Six Months Ended 1/31/98+                  (0.30)%             (0.22)%               3.29%               4.75%                4.71%
------------------------------------------------------------------------------------------------------------------------------
Year Ended 1/31/98                          4.48                4.50                 7.88                9.87                 9.78
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 1/31/98                    7.39                7.77                  N/A                 N/A                 8.77
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/98                  7.61                9.13                 7.54               10.02                 8.94
====================================================================================================================================


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Return
================================================================================


                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                             53.81%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/98)                            102.96
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                             42.54
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/98)                             24.72
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/98)                             56.62
================================================================================


(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSCs") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, December 28, 1989, March 19, 1993, October 10, 1995 and November 6, 1992, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 7

================================================================================
Smith Barney Diversified Strategic Income Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the
Smith Barney Diversified Strategic Income Fund vs. Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------

                          December 1989 -- January 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                 Smith Barney Diversified         Lehman Brothers
                     Strategic Income           Aggregate Bond Index
Dec 1989                   10000                       10000
July 1990                  10150                       10425
July 1991                  11305                       11541
July 1992                  13407                       13247
July 1993                  14505                       14595
July 1994                  14704                       14609
July 1995                  16281                       16086
July 1996                  17551                       16976
July 1997                  19463                       18804
Jan 1998                   20296                       19725

+ Hypothetical illustration of $10,000 invested in Class B shares at inception on December 28, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Top Ten Holdings*                                         As of January 31, 1998
--------------------------------------------------------------------------------
 1.  Government National Mortgage Association                              20.0%
--------------------------------------------------------------------------------
 2.  Federal Home Loan Mortgage Corp.                                       8.0
--------------------------------------------------------------------------------
 3.  CIBC Wood Gundy Securities Corp.                                       7.0
--------------------------------------------------------------------------------
 4.  U.K. Treasury                                                          6.2
--------------------------------------------------------------------------------
 5.  Republic of Ireland                                                    4.8
--------------------------------------------------------------------------------
 6.  Deutschland Republic                                                   4.5
--------------------------------------------------------------------------------
 7.  Government of Spain                                                    3.6
--------------------------------------------------------------------------------
 8.  Federal National Mortgage Association                                  3.5
--------------------------------------------------------------------------------
 9.  Buoni Poliennali Del Tesoro                                            2.6
--------------------------------------------------------------------------------
10.  Swedish Government                                                     2.2
--------------------------------------------------------------------------------
*As a percentage of total investments.

Investment Breakdown
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHART IN THE PRINTED MATERIAL.]


Common Stock, Preferred Stock and Warrants                                 1.7%
Repurchase Agreement                                                       7.0%
U.S. Government Agencies and Obligations                                  33.5%
Corporate Bonds and Notes                                                 24.9%
International Bonds                                                       32.9%


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                             January 31, 1998
================================================================================

      FACE
     AMOUNT                                           SECURITY                                             VALUE
====================================================================================================================
U.S. GOVERNMENT SECTOR -- 33.5%
U.S. Government Agencies & Obligations -- 33.5%
$      10,000,000         U.S. Treasury Notes, 6.500% due 10/15/06                                    $   10,633,400
       32,000,000         U.S. Treasury Principal Strips, due 11/15/09                                    16,180,800
       48,000,000         U.S. Treasury Principal Strips, due 2/15/15                                     18,152,160
       50,000,000         U.S. Treasury Principal Strips, due 11/15/21                                    12,310,000
       22,635,233         Federal Home Loan Mortgage Corp., 9.000% due 5/1/03
                            through 1/1/23                                                                24,219,698
              387         Federal Home Loan Mortgage Corp., 10.000% due 7/1/20                                   385
       60,096,790         Federal Home Loan Mortgage Corp., 8.000% due 10/1/22
                            through 1/1/23                                                                62,331,189
      134,537,457         Federal Home Loan Mortgage Corp. Gold, 9.000% due 4/15/25                      143,282,393
      136,000,000         Federal National Mortgage Association Strip, due 7/5/14                         50,284,640
      190,000,000         Federal National Mortgage Association Strip, due 10/9/19                        50,758,500
      254,433,235         Government National Mortgage Association, 7.000% due 3/15/01
                            through 1/15/28                                                              258,407,482
           64,849         Government National Mortgage Association, 9.000% due 2/15/21                        69,611
      111,870,190         Government National Mortgage Association, 8.000% due 3/15/25
                            through 1/15/27                                                              116,309,265
      186,253,596         Government National Mortgage Association Platinum, 9.000%
                            due 12/15/17                                                                 202,783,603
--------------------------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT SECTOR
                          (Cost -- $931,557,536)                                                         965,723,126
====================================================================================================================

      FACE
     AMOUNT      RATING                               SECURITY                                            VALUE
====================================================================================================================
HIGH YIELD SECTOR -- 26.6%
CORPORATE BONDS AND NOTES -- 24.9%
Aerospace and Defense -- 0.5%
       12,550,000  Ba2*   Airplanes Pass Through Trust, Corporate Collateralized
                            Mortgage Obligation, Series D, 10.875% due 3/15/20                            14,228,939
--------------------------------------------------------------------------------------------------------------------
Banks/Savings and Loans -- 0.4%
        9,575,000  B      First Nationwide Holdings, Sr. Notes, 12.500% due 4/15/03                       10,903,531
--------------------------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable, and Radio -- 3.0%
                          Cablevision Systems Corp., Sr. Sub. Debentures:
       16,075,000  BB-      9.875% due 2/15/13                                                            18,044,188
        5,650,000  BB-      10.500% due 5/15/16                                                            6,695,250
        4,075,000  BB-      9.875% due 4/1/23                                                              4,553,813
        6,475,000  B2*    Comcast UK Cable, Sr. Discount Debenture,
                            step bond to yield 11.200% due 11/15/07                                        5,349,969
                          Marcus Cable Capital Corp., Sr. Discount Notes:
        3,650,000  B2*      Step bond to yield 13.500% due 8/1/04                                          3,449,250
        2,000,000  B3*      Step bond to yield 14.250% due 12/15/05                                        1,787,500
                          Rogers Cablesystems Ltd.:
        4,650,000  BB+      Debenture, 10.000% due 3/15/05                                                 5,248,688
        4,400,000  BB+      Sr. Secured Debenture, 10.000% due 12/1/07                                     4,955,500
        5,700,000  BB-      Sr. Sub. Debenture, 11.000% due 12/1/15                                        6,733,125

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                 9

================================================================================
Schedule of Investments (unaudited)(continued)                  January 31, 1998
================================================================================

      FACE
     AMOUNT      RATING                               SECURITY                                            VALUE
====================================================================================================================
Broadcasting - TV, Cable, and Radio -- 3.0% (continued)
$       3,225,000  BB-    Rogers Communications, Sr. Notes,  8.875% due 7/15/07                       $    3,273,375
        2,675,000  BB+    Le Groupe Videotron Ltee., Sr. Notes, 10.625% due 2/15/05                        3,009,375
        2,050,000  B-     Satellites Mexicanos SA, Sr. Notes, 10.125% due 11/1/04(a)                       2,108,938
                          TV Azteca S.A., Sr. Notes:
        3,075,000  Ba3*     10.125% due 2/15/04                                                            3,221,063
        6,100,000  Ba3*     10.500% due 2/15/07(a)                                                         6,450,750
       12,325,000  B-     UIH Australia/Pacific Communications Inc., Sr. Discount Notes,
                            step bond to yield 14.000% due 5/15/06                                         8,766,156
        2,925,000  B-     United International Holdings Inc., Sr. Discount Notes,
                            zero coupon due 11/15/99                                                       2,584,969
        2,000,000  B-     Wireless One Inc., Sr. Notes, 13.000% due 10/15/03                                 472,500
--------------------------------------------------------------------------------------------------------------------
                                                                                                          86,704,409
--------------------------------------------------------------------------------------------------------------------
Building/Construction -- 0.1%
        2,725,000  B-     Koppers Industry Inc., Sr. Sub. Notes, 9.875% due 12/1/07(a)                     2,868,063
--------------------------------------------------------------------------------------------------------------------
Chemicals -- 0.2%
        2,125,000  B1*    NL Industries, Sr. Secured Notes, 11.750% due 10/15/03                           2,372,031
        1,750,000  BB-    Terra Industries Inc., Sr. Notes, 10.500% due 6/15/05                            1,890,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,262,031
--------------------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 0.5%
        1,421,000  B-     American Pad & Paper, Sr. Sub Notes, 13.000% due 11/15/05                        1,564,876
        5,895,000  B3*    Interlake Corp., Sr. Sub. Debenture, 12.125% due 3/1/02                          6,108,694
        4,725,000  B+     Park-Ohio Industries, Sr. Sub. Notes, 9.250% due 12/1/07(a)                      4,949,438
        2,700,000  B2*    Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03                         2,828,250
--------------------------------------------------------------------------------------------------------------------
                                                                                                          15,451,258
--------------------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Services -- 0.1%
        3,550,000  B-     Axioham Transaction Solutions, Sr. Sub Notes, 9.750% due 10/1/07(a)              3,638,750
--------------------------------------------------------------------------------------------------------------------
Electric-Utilities -- 1.6%
                          AES Corp., Sr. Sub. Notes:
        2,400,000  Ba1*     10.250% due 7/15/06                                                            2,652,000
        2,500,000  Ba1*     8.375% due 8/15/07                                                             2,562,500
       11,100,000  Ba1*     8.500% due 11/1/07(a)                                                         11,405,250
                          Calpine Corp., Sr. Notes:
        7,775,000  B+       10.500% due 5/15/06                                                            8,513,625
        5,000,000  BB-      8.750% due 7/15/07                                                             5,162,500
        2,750,000  BB+    Cleveland Electric Illuminating Co., Sr. Notes, 7.430% due 11/1/09(a)            2,880,625
        5,615,000  BB+    El Paso Electric Co., First Mortgage, 8.900% due 2/1/06                          6,267,744
        3,076,280  BB-    Midland Funding Corp. I, Debenture, 10.330% due 7/23/02                          3,318,538
        3,075,000  Ba3*   Niagara Mohawk Power, First Mortgage, 7.750% due 5/15/06                         3,286,406
--------------------------------------------------------------------------------------------------------------------
                                                                                                          46,049,188
--------------------------------------------------------------------------------------------------------------------
Electronics/Computers -- 2.0%
        4,675,000  B2*    Celestica International, Sr. Sub. Notes, 10.500% due 12/31/06                    5,089,906
        8,525,000  B2*    Fairchild Semiconductor Inc., Sr. Sub. Notes, 10.125% due 3/15/07                9,079,125
        3,675,000  B-     Fisher Scientific International, Sr. Sub. Notes, 9.000% due 2/1/08(a)            3,771,469
        3,650,000  B2*    Flextronics International Ltd., Sr. Sub. Notes,  8.750% due 10/15/07(a)          3,695,625
        4,075,000  B      Graphic Controls, Sr. Sub. Notes, 12.000% due 9/15/05                            4,584,375

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                  January 31, 1998
================================================================================

      FACE
     AMOUNT      RATING                               SECURITY                                            VALUE
====================================================================================================================
Electronics/Computers -- 2.0% (continued)
                          Unisys Corp., Sr. Notes:
$      10,000,000  B+       12.000% due 4/15/03                                                       $   11,400,000
        8,475,000  B+       11.750% due 10/15/04                                                           9,862,781
        1,400,000  B+       7.875% due 4/1/08                                                              1,403,500
        7,900,000  B-     Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                               8,225,875
--------------------------------------------------------------------------------------------------------------------
                                                                                                          57,112,656
--------------------------------------------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 0.4%
        6,140,000  B2*    Amresco Inc., Sr. Sub. Notes, 10.000% due 3/15/04                                6,423,975
        4,100,000  B-     Ocwen Capital Trust I, Notes, 10.875% due 8/1/27                                 4,525,375
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,949,350
--------------------------------------------------------------------------------------------------------------------
Food -- 0.7%
        2,800,000  B+     Ameriserve Food Distribution Inc., Sr. Notes, 8.875% due 10/15/06                2,884,000
        5,775,000  B-     B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07(a)                             5,933,813
        7,400,000  B2*    Imperial Holly Corp., Sr. Sub. Notes, 9.750% due 12/15/07(a)                     7,603,500
        2,475,000  B-     Van de Kamps Inc., Sr. Sub. Notes, 12.000% due 9/15/05                           2,753,438
--------------------------------------------------------------------------------------------------------------------
                                                                                                          19,174,751
--------------------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.1%
        4,500,000  CCC+   Pathmark Stores Inc., Debenture, 12.625% due 6/15/02                             4,235,625
--------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 1.4%
        3,700,000  B-     Extendicare Health Services, Sr. Sub. Notes, 9.350% due 12/15/07(a)              3,875,750
        6,250,000  BB     ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05                          6,656,250
        4,125,000  B-     Integrated Health Services, Sr. Sub. Notes, 9.250% due 1/15/08(a)                4,331,250
        4,625,000  B      Magellan Health Services, Sr. Sub. Notes,11.250% due 4/15/04                     5,162,656
        5,525,000  B-     Paragon Health Networks, Sr. Sub. Notes, 9.500% due 11/1/07(a)                   5,773,625
        4,000,000  B-     Pharmaceutical Fine Chemicals, Sr. Sub. Notes, 9.750% due 11/15/07(a)            4,120,000
                          Tenet Healthcare Corp.:
        4,400,000  Ba1*     Sr. Notes, 8.000% due 1/15/05                                                  4,554,000
        5,600,000  Ba3*     Sr. Sub. Notes, 8.625% due 1/15/07                                             5,894,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                          40,367,531
--------------------------------------------------------------------------------------------------------------------
Hotel/Gaming -- 1.6%
        1,000,000  B2*    Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                                 1,152,500
        5,375,000  B-     Courtyard by Marriott, Sr. Secured Notes, 10.750% due 2/1/08                     5,972,969
          700,000  Ba3*   Grand Casinos Inc., First Mortgage, 10.125% due 12/1/03                            763,000
                          HMH Properties Inc., Sr. Notes:
       16,315,000  BB-      9.500% due 5/15/05                                                            17,518,231
        4,500,000  Ba3*     8.875% due 7/15/07                                                             4,770,000
        5,275,000  NR     Mohegan Tribal Gaming Authority,
                            Sr. Secured Notes, 13.500% due 11/15/02                                        6,831,125
        2,000,000  B2*    Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09                                2,432,500
        5,100,000  B3*    Signature Resorts Inc., Sr. Sub. Notes, 9.750% due 10/1/07(a)                    5,240,250
--------------------------------------------------------------------------------------------------------------------
                                                                                                          44,680,575
--------------------------------------------------------------------------------------------------------------------
Insurance -- 0.2%
        2,175,000  NR     Sig Capital Trust I, Notes, 9.500% due 8/15/27                                   2,253,844
        4,350,000  BB-    Veritas Capital Trust, Trust Certificates, 10.000% due 1/1/28(a)                 4,611,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,864,844
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                11

================================================================================
Schedule of Investments (unaudited)(continued)                  January 31, 1998
================================================================================

      FACE
     AMOUNT      RATING                               SECURITY                                            VALUE
====================================================================================================================
Machinery -- 0.4%
$       3,500,000  NR     Alvey Systems, Sr. Sub. Notes, 11.375% due 1/31/03                          $    3,670,625
        6,783,000  B-     Terex Corp., Debenture, 13.250% due 5/15/02                                      7,766,535
--------------------------------------------------------------------------------------------------------------------
                                                                                                          11,437,160
--------------------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.3%
        5,425,000  B2*    Kaiser Aluminum & Chemical Corp.,
                            Sr. Sub. Notes, 12.750% due 2/1/03                                             5,825,094
        3,350,000  BB-    UCAR Global Enterprises Inc., Sr. Sub. Notes,
                            12.000% due 1/15/05                                                            3,777,125
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,602,219
--------------------------------------------------------------------------------------------------------------------
Oil/Natural Gas -- 1.8%
        4,275,000  B2*    Canadian Forest Oil Ltd., Sr. Sub. Notes, 8.750% due 9/15/07(a)                  4,328,438
                          Clark R&M Inc.:
        2,025,000  B+       Sr. Sub. Notes, 8.875% due 11/15/07(a)                                         2,057,906
        1,350,000  Ba3*     Sr. Notes, 8.375% due 11/15/07(a)                                              1,377,000
        8,000,000  B+     Clark USA, Sr. Notes, 10.875% due 12/1/05                                        8,810,000
        4,125,000  B-     Coho Energy Inc., Sr. Sub. Notes, 8.875% due 10/15/07                            4,150,781
        7,035,000  BB+    Gulf Canada Resources Ltd., Sub. Debenture, 9.625% due 7/1/05                    7,632,975
        9,700,000  B+     Parker Drilling Corp., Sr. Notes, 9.750% due 11/15/06                           10,524,500
        3,725,000  BB+    Santa Fe Energy Resources Inc.,
                            Sr. Sub. Debenture, 11.000% due 5/15/04                                        4,060,250
        4,400,000  B-     Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07                           4,554,000
        4,900,000  B2-    United Meridian Corp., Sr. Sub. Notes, 10.375% due 10/15/05                      5,353,250
--------------------------------------------------------------------------------------------------------------------
                                                                                                          52,849,100
--------------------------------------------------------------------------------------------------------------------
Oil Services -- 0.8%
        9,100,000  B+     Dawson Production Services, Sr. Notes, 9.375% due 2/1/07                         9,600,500
        3,200,000  BBB+   DeepTech International, Sr. Notes, 12.000% due 12/15/00                          3,420,000
        2,750,000  B+     ICO Inc., Sr. Notes, 10.375% due 6/1/07                                          2,997,500
        2,025,000  BB-    J Ray McDermott S.A., Sr. Sub. Notes, 9.375% due 7/15/06                         2,181,938
        3,625,000  BB-    Pride Petroleum Services Inc., Sr. Notes, 9.375% due 5/1/07                      3,933,125
--------------------------------------------------------------------------------------------------------------------
                                                                                                          22,133,063
--------------------------------------------------------------------------------------------------------------------
Packaging/Containers -- 0.3%
        1,975,000  B2*    Aep Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07(a)                      2,083,625
        1,000,000  B      Gaylord Container, Sr. Sub. Debenture,
                            step bond to yield 12.750% due 5/15/05                                         1,075,000
        4,490,000  B2*    Huntsman Packaging Corp., Sr. Sub. Notes, 9.125% due 10/1/07(a)                  4,647,150
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,805,775
--------------------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.9%
        9,950,000  B2*    Indah Kiat International Finance Co.,
                            Sr. Notes, 11.875% due 6/15/02                                                 8,532,125
       10,325,000  B+     SD Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04                             11,564,000
        6,750,000  BB     Tjiwi Kimia International Finance Co., Sr. Notes, 13.250% due 8/1/01             5,880,938
--------------------------------------------------------------------------------------------------------------------
                                                                                                          25,977,063
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                  January 31, 1998
================================================================================

      FACE
     AMOUNT      RATING                               SECURITY                                            VALUE
====================================================================================================================
Pollution Control/Waste Removal -- 0.1%
$       2,000,000  B+     Allied Waste Inc., Sr. Sub. Notes, 10.250% due 12/1/06                      $    2,227,500
        1,625,000  NR     Cia Latino Americana, Sr. Notes, 11.625% due 6/1/04(a)                           1,661,562
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,889,062
--------------------------------------------------------------------------------------------------------------------
Real Estate Development/Investment -- 0.1%
        2,491,000  BB-    Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05                             2,824,171
--------------------------------------------------------------------------------------------------------------------
Telephone/Communications -- 7.0%
        4,400,000  NR     Allegiance Telecom Inc., Sr. Discount Notes,
                            step bond to yield 11.750% due 2/15/08(e)                                      2,475,000
                          Century Communications Corp., Sr. Notes:
        5,400,000  BB-      8.750% due 10/1/07                                                             5,643,000
        1,600,000  BB-      8.375% due 12/15/07                                                            1,632,000
       11,350,000  B3*    Clearnet Communications Inc., Sr. Discount Notes,
                            step bond to yield 14.750% due 12/15/05                                        9,278,625
        7,600,000  NR     Colt Telecom Group PLC,
                            step bond to yield 12.000% due 12/15/06(e)                                     6,232,000
        3,950,000  NR     Esprit Telecom Group PLC, Sr. Notes, 11.500% due 12/15/07                        4,246,250
        2,300,000  NR     Facilicom International, Sr. Notes, 10.500% due 1/15/08(a)                       2,386,250
        5,500,000  BB-    Fonorola Inc., Sr. Secured Notes, 12.500% due 8/15/02                            6,160,000
        3,250,000  B3*    Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07(a)                      3,640,000
        9,350,000  B2*    Intermedia Communiactions of Florida, Sr. Discount Notes,
                            step bond to yield 12.500% due 5/15/06                                         7,561,812
                          Iridium LLC/Capital Corp., Sr. Notes:
        3,375,000  B-       13.000% due 7/15/05                                                            3,657,656
        9,950,000  B-       14.000% due 7/15/05                                                           11,193,750
       15,480,000  B3*    McLeod USA Inc., Sr. Discount Notes,
                            step bond to yield 10.500% due 3/1/07                                         11,861,550
        6,425,000  NR     Metronet Communications Corp., Sr. Notes, 12.000% due 8/15/07(a)                 7,372,687
       10,000,000  B3*    Millicom International Cellular, Sr. Discount Notes,
                            step bond to yield 13.500% due 6/1/06(a)                                       7,687,500
        3,400,000  B3*    Netia Holdings BV, Sr. Notes, 10.250% due 11/1/07(a)                             3,421,250
                          Nextel Communications Inc., Sr. Discount Notes:
       15,375,000  B3*      Step bond to yield 9.750% due 8/15/04                                         14,721,562
       18,300,000  B3*      Step bond to yield 10.650% due 9/15/07(a)                                     12,174,125
        9,125,000  B      Nextlink Communications, Sr. Notes, 12.500% due 4/15/06                         10,619,218
        4,525,000  NR     Pagemart Nationwide Inc., Sr. Discount Notes,
                            step bond to yield 15.000% due 2/1/05                                          3,982,000
       11,075,000  Caa*   Pagemart Wireless Inc., Sr. Discount Notes,
                            step bond to yield 11.250% due 2/1/08(a)                                       6,700,375
        8,600,000  B-     Primus Telecom Group, Sr. Notes, 11.750% due 8/1/04                              9,578,250
                          Qwest Communications International:
       13,275,000  B+       Sr. Discount Notes, step bond to yield 9.470% due 10/15/07(a)                  9,392,062
        2,550,000  B+       Sr. Notes, 10.875% due 4/1/07                                                  2,948,437
                          RCN Corp.:
        9,375,000  B3*      Sr. Discount Notes, step bond to yield 11.125% due 10/15/07(a)                 6,316,406
        4,750,000  B3*      Sr. Notes, 10.000% due 10/15/07(a)                                             5,094,375
        7,800,000  B-     RSL Communications Ltd., Sr. Notes, 12.250% due 11/15/06                         8,892,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                13

================================================================================
Schedule of Investments (unaudited)(continued)                  January 31, 1998
================================================================================

      FACE
     AMOUNT      RATING                               SECURITY                                            VALUE
====================================================================================================================
Telephone/Communications -- 7.0% (continued)
                          Telesystems International Wireless, Sr. Discount Notes:
$      13,750,000  B        Step bond to yield 13.250% due 6/30/07(a)                                 $    9,092,187
        2,800,000  B-       Step bond to yield 10.500% due 11/1/07(a)                                      1,669,500
        7,450,000  B-     United International Holdings, Sr. Discount Notes,
                            zero coupon due 11/15/99                                                       6,583,937
--------------------------------------------------------------------------------------------------------------------
                                                                                                         202,213,764
--------------------------------------------------------------------------------------------------------------------
Transportation -- 0.4%
        4,075,000  Ba3*   GS Superhighway Holdings, Sr. Notes, 10.250% due 8/15/07(a)                      3,270,187
        6,800,000  BB-    Sea Containers Ltd., Sr. Sub. Debenture,
                            Series A, 12.500% due 12/1/04                                                  7,726,500
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,996,687
--------------------------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost -- $685,429,156)                                                         717,219,565
====================================================================================================================

     SHARES                                           SECURITY                                    VALUE
====================================================================================================================
COMMON STOCK -- 0.0%
Telephone/Communications -- 0.0%
           21,418         Nextel Communications Inc. (Cost-- $345,609)                                       584,979
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.6%
Automobile/Auto Parts/Truck Manufacturing -- 0.3%
          169,800         Navistar International Corp., Series G, $6.000, Convertible until 12/31/49       8,606,741
--------------------------------------------------------------------------------------------------------------------
Banks/Savings and Loans -- 0.2%
          221,000         California Federal Preferred Capital Corp., Series A, Exchangeable 9.125%        5,911,750
--------------------------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable, and Radio -- 1.0%
           24,109         Time Warner Inc., Series M, 10.250%                                             27,845,895
--------------------------------------------------------------------------------------------------------------------
Publishing -- 0.0%
            1,502         Primedia Inc., Series B, 11.625%                                                   160,432
--------------------------------------------------------------------------------------------------------------------
Telephone/Communications -- 0.1%
            3,186         IXC Communications, Inc., 12.500%                                                3,791,340
--------------------------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK
                          (Cost -- $44,238,421)                                                           46,316,158
====================================================================================================================
WARRANTS -- 0.1%
Broadcasting - TV, Cable, and Radio -- 0.0%
            6,775         Australis Holdings, Expire 10/30/01(a)(b)                                                0
           12,325         UIH Australia, Expire 5/15/06(b)                                                   147,900
            6,000         Wireless One Inc., Expire 10/19/00(b)                                                1,500
--------------------------------------------------------------------------------------------------------------------
                                                                                                             149,400
--------------------------------------------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.0%
            8,500         SD Warren Holdings Corp., Expire 12/15/06(a)(b)                                    149,600
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                  January 31, 1998
================================================================================

     SHARES                                           SECURITY                                    VALUE
====================================================================================================================
Telephone/Communications -- 0.1%
           56,595         Clearnet Communications Inc., Expire 9/15/05(b)                             $      339,570
           25,000         Globalstar Telecom, Expire 2/15/04(a)(b)                                           292,500
            5,000         Iridium World Communications, Expire 7/15/05(b)                                     70,000
            6,425         Metronet Communications, Expire 8/15/07(a)(b)                                      128,500
            6,775         Nextel Communications Inc., Expire 5/23/99(b)                                        9,417
           19,250         Pagemart Inc., Expire 11/1/03(b)                                                   170,844
           42,090         Pagemart Nationwide Inc., Expire 12/31/03(b)                                       315,675
            5,100         Primus Telecommunications, Expire 8/1/04(b)                                          1,020
            7,800         RSL Communications Ltd., Expire 11/15/06(b)                                        312,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,639,526
--------------------------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS
                          (Cost -- $601,228)                                                               1,938,526
====================================================================================================================
                          TOTAL HIGH YIELD SECTOR
                          (Cost -- $730,614,414)                                                         766,059,228
====================================================================================================================

      FACE
     AMOUNT+                                          SECURITY                                            VALUE
====================================================================================================================
INTERNATIONAL SECTOR -- 32.9%
BONDS -- 32.9%
Argentina -- 0.1%
        3,000,000         Argentina Discount Series L, 6.875% due 3/31/23(c)                               2,523,750
--------------------------------------------------------------------------------------------------------------------
Australia -- 1.7%
       66,000,000         Queensland Treasury Corp., 8.000% due 5/14/03                                   49,621,234
--------------------------------------------------------------------------------------------------------------------
Belgium -- 0.5%
      500,000,000         Government of Belgium, 7.000% due 5/15/06                                       14,981,432
--------------------------------------------------------------------------------------------------------------------
Brazil -- 0.1%
        3,000,000         Banco Nac Desen, 10.375% due 4/27/98                                             3,011,250
--------------------------------------------------------------------------------------------------------------------
Canada -- 1.5%
                          Government of Canada:
       20,000,000           7.000% due 9/1/01                                                             14,465,727
       30,000,000           9.000% due 12/1/04                                                            24,749,075
        5,400,000         International Finance Corp., 7.750% due 8/18/98                                  3,754,105
        2,000,000         Province of Alberta, 7.750% due 2/4/98                                           1,368,176
--------------------------------------------------------------------------------------------------------------------
                                                                                                          44,337,083
--------------------------------------------------------------------------------------------------------------------
Czech Republic -- 0.1%
      100,000,000         Czech Electric Co., 14.375% due 1/27/01                                          2,804,771
--------------------------------------------------------------------------------------------------------------------
Denmark -- 1.7%
                          Kingdom of Denmark:
      100,000,000           8.000% due 5/15/03                                                            16,364,967
      200,000,000           7.000% due 12/15/04                                                           31,707,842
--------------------------------------------------------------------------------------------------------------------
                                                                                                          48,072,809
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                15

================================================================================
Schedule of Investments (unaudited)(continued)                  January 31, 1998
================================================================================

      FACE
     AMOUNT+                                          SECURITY                                            VALUE
====================================================================================================================
Germany -- 4.7%
      220,000,000         Deutschland Republic, 6.000% due 7/4/07                                     $  128,702,407
        7,525,000         Esprit Telecom, 11.500% due 12/15/07                                             4,373,803
        4,250,000         Texon International PLC, 10.000% due 2/1/08(a)                                   2,426,662
--------------------------------------------------------------------------------------------------------------------
                                                                                                         135,502,872
--------------------------------------------------------------------------------------------------------------------
Ireland -- 4.9%
                          Republic of Ireland:
       55,000,000           8.000% due 10/18/00                                                           81,630,207
       40,000,000           6.500% due 10/18/01                                                           58,100,571
--------------------------------------------------------------------------------------------------------------------
                                                                                                         139,730,778
--------------------------------------------------------------------------------------------------------------------
Italy -- 2.6%
                          Buoni Poliennali Del Tesoro:
   80,000,000,000           8.500% due 8/1/04                                                             52,039,374
   40,000,000,000           8.500% due 8/1/99                                                             23,175,932
--------------------------------------------------------------------------------------------------------------------
                                                                                                          75,215,306
--------------------------------------------------------------------------------------------------------------------
Mexico -- 0.1%
        5,000,000         United Mexican States Series B, 6.250% due 12/31/19(d)                           4,253,150
--------------------------------------------------------------------------------------------------------------------
New Zealand -- 1.6%
                          New Zealand Government:
       52,000,000           6.500% due 2/15/00                                                            29,947,303
       27,000,000           10.000% due 3/15/02                                                           17,415,900
--------------------------------------------------------------------------------------------------------------------
                                                                                                          47,363,203
--------------------------------------------------------------------------------------------------------------------
Spain -- 4.4%
    3,150,000,000         European Investment Bank, 11.250% due 3/15/00                                   23,092,277
                          Kingdom of Spain:
    6,500,000,000           10.250% due 11/30/98                                                          43,866,057
    7,840,000,000           10.100% due 2/28/01                                                           58,508,520
--------------------------------------------------------------------------------------------------------------------
                                                                                                         125,466,854
--------------------------------------------------------------------------------------------------------------------
Sweden -- 2.2%
      500,000,000         Kingdom of Sweden, 5.500% due 4/12/02                                           62,634,805
--------------------------------------------------------------------------------------------------------------------
United Kingdom -- 6.4%
        2,125,000         Colt Telecom Group PLC, 10.125% due 11/30/07                                     3,700,214
      101,000,000         U.K. Treasury, 7.250% due 12/7/07                                              179,687,755
--------------------------------------------------------------------------------------------------------------------
                                                                                                         183,387,969
--------------------------------------------------------------------------------------------------------------------
Uruguay -- 0.2%
                          Uruguay Banco Central:
        2,000,000           6.750% due 2/18/07(c)                                                          2,005,000
        4,500,000           6.750% due 2/19/21                                                             3,982,500
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,987,500
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                  January 31, 1998
================================================================================

      FACE
     AMOUNT+                                          SECURITY                                            VALUE
====================================================================================================================
Venezuela -- 0.1%
                          Republic of Venezuela:
        1,000,000           7.188% due 12/28/98(c)                                                    $    1,001,900
        3,000,000           7.188% due 12/31/03(c)                                                         2,970,150
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,972,050
--------------------------------------------------------------------------------------------------------------------
                          TOTAL INTERNATIONAL SECTOR
                          (Cost -- $965,714,043)                                                         948,866,816
====================================================================================================================
REPURCHASE AGREEMENT -- 7.0 %
     $203,000,000         CIBC Wood Gundy Securities Corp., 5.500% due 2/2/98; Proceeds
                          at maturity -- $203,093,042; (Fully collateralized by
                          U.S. Treasury Notes, 7.125% due 9/30/99; Market value--
                          $207,073,540) (Cost -- $203,000,000)                                           203,000,000
====================================================================================================================
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $2,830,885,993**)                                                  $2,883,649,170
====================================================================================================================

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Non-income producing security.
(c)  Variable rate security.
(d)  Security is traded with value recovery rights.
(e)  Security issued with attached warrants.
+    Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 18 for definition of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                17

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Services, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's letter ratings may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

BBB           -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "B". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa           -- Bonds rated "Baa" are considered to be medium grade
                 obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba            -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B             -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa           -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR            -- Indicates that the bond is not rated by Standard & Poor's or
                 Moody's.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

=====================================================================================
Statement of Assets and Liabilities (unaudited)                      January 31, 1998
=====================================================================================
ASSETS:
  Investments, at value (Cost -- $2,830,885,993)                      $ 2,883,649,170
  Foreign currency (Cost -- $22,675,772)                                   22,543,525
  Receivable for securities sold                                           25,890,953
  Receivable for Fund shares sold                                           4,882,029
  Receivable for open forward foreign currency contracts (Note 5)           7,194,712
  Dividends and interest receivable                                        67,274,918
-------------------------------------------------------------------------------------
  Total Assets                                                          3,011,435,307
-------------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                        17,476,962
  Payable to bank                                                          13,983,869
  Payable for securities purchased                                         12,913,207
  Payable for open forward foreign currency contracts (Note 5)              5,440,602
  Investment advisory fees payable                                          1,094,225
  Distribution fees payable                                                   701,872
  Administration fees payable                                                 486,322
  Payable for Fund shares purchased                                            94,726
  Accrued expenses                                                            816,459
-------------------------------------------------------------------------------------
  Total Liabilities                                                        53,008,244
-------------------------------------------------------------------------------------
Total Net Assets                                                      $ 2,958,427,063
=====================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                          $       367,407
  Capital paid in excess of par value                                   2,934,234,608
  Overdistributed net investment income                                   (18,820,338)
  Accumulated net realized loss
     from security transactions and foreign currencies                    (10,591,208)
  Net unrealized appreciation
     of investments and foreign currencies                                 53,236,594
-------------------------------------------------------------------------------------
Total Net Assets                                                      $ 2,958,427,063
=====================================================================================
Shares Outstanding:
  Class A                                                                  43,164,519
  -----------------------------------------------------------------------------------
  Class B                                                                 295,305,228
  -----------------------------------------------------------------------------------
  Class C                                                                  13,771,273
  -----------------------------------------------------------------------------------
  Class Y                                                                  12,610,576
  -----------------------------------------------------------------------------------
  Class Z                                                                   2,554,917
  -----------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                $8.03
  -----------------------------------------------------------------------------------
  Class B*                                                                      $8.06
  -----------------------------------------------------------------------------------
  Class C**                                                                     $8.04
  -----------------------------------------------------------------------------------
  Class Y (and redemption price)                                                $8.03
  -----------------------------------------------------------------------------------
  Class Z (and redemption price)                                                $8.04
  -----------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 4.71% of net asset value per share)                     $8.41
=====================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                19

================================================================================
Statement of Operations (unaudited)    For the Six Months Ended January 31, 1998
================================================================================
INVESTMENT INCOME:
     Dividends                                                    $ 112,677,774
     Interest                                                         2,703,141
     Less: Interest expense (Note 7)                                 (1,643,874)
--------------------------------------------------------------------------------
     Total Investment Income                                        113,737,041
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                       9,771,266
     Investment advisory fees (Note 2)                                6,582,232
     Administration fees (Note 2)                                     2,925,437
     Shareholder and system servicing fees                              894,838
     Custody                                                            400,000
     Registration fees                                                   49,999
     Audit and legal                                                     24,249
     Shareholder communications                                          18,000
     Pricing service fees                                                15,000
     Trustees' fees                                                      15,000
     Other                                                               37,004
--------------------------------------------------------------------------------
     Total Expenses                                                  20,733,025
--------------------------------------------------------------------------------
Net Investment Income                                                93,004,016
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
     Realized Gain From:
        Security transactions (excluding short-term securities)      57,581,551
        Foreign currency transactions                                 1,100,299
--------------------------------------------------------------------------------
     Net Realized Gain                                               58,681,850
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     of Investments and Foreign Currencies:
        Beginning of period                                          80,927,000
        End of period                                                53,236,594
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                        (27,690,406)
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                       30,991,444
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 123,995,460
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 1998 (unaudited) and the Year Ended July 31, 1997

                                                                                        1998                    1997
==========================================================================================================================
OPERATIONS:
     Net investment income                                                        $    93,004,016         $   206,195,823
     Net realized gain                                                                 58,681,850              53,421,481
     Increase (decrease) in net unrealized appreciation                               (27,690,406)             28,055,161
--------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                           123,995,460             287,672,465
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                           (112,924,871)           (220,307,575)
--------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                                (112,924,871)           (220,307,575)
--------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                                 402,887,218             561,402,817
     Net asset value of shares issued for
         reinvestment of dividends                                                     50,224,514             118,710,947
     Cost of shares reacquired                                                       (397,560,860)           (523,282,497)
--------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                                                        55,550,872             156,831,267
--------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                                 66,621,461             224,196,157
     NET ASSETS:
     Beginning of period                                                            2,891,805,602           2,667,609,445
--------------------------------------------------------------------------------------------------------------------------
     End of period*                                                               $ 2,958,427,063         $ 2,891,805,602
==========================================================================================================================
* Includes undistributed (overdistributed) net investment income of:                 $(18,820,338)                   $218
==========================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                21

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Smith Barney Diversified Strategic Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly known as Smith Barney Tax-Exempt Income Fund), Smith Barney Premium Total Return Fund, Smith Barney Utilities Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports except for the Smith Barney Premium Total Return Fund which will have a semi-annual report dated June 30, 1998.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales were reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1997, reclassifications are made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $6,919,973 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets. The Fund has also entered into a sub-advisory agreement with Smith Barney Global Capital Management ("Global Capital Management"), a subsidiary of SSBH. From its fee, MMC pays Global Capital Management a sub-advisory fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. These fees are calculated daily and paid monthly.

MMC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the six months ended January 31, 1998, SB received sales charges of approximately $774,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended January 31, 1998, CDSCs paid to SB were:


                                   Class A         Class B        Class C
================================================================================
CDSCs                              $19,000       $1,284,000       $12,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended January 31, 1998, total Distribution Plan fees incurred were:


                                   Class A         Class B        Class C
================================================================================
Distribution Plan Fees            $379,633       $9,051,829      $339,804
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3.   Investments

During the six months ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $1,044,060,276
--------------------------------------------------------------------------------
Sales                                                            1,469,749,504
================================================================================


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                23

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

At January 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $105,862,496
Gross unrealized depreciation                                       (53,099,319)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 52,763,177
================================================================================

4.   Capital Loss Carryforward

At July 31, 1997, the Fund had, for Federal tax purposes, approximately $64,213,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31, of the year indicated:

                                                                        2004
================================================================================
Carryforward Amounts                                                $ 64,213,000
================================================================================

5.   Forward Foreign Currency Contracts

At January 31, 1998, the Fund had the following open forward foreign currency contracts:

                                              Local                 Market            Settlement         Unrealized
Foreign Currency                            Currency                Value               Date            Gain (Loss)
=====================================================================================================================
To Sell:
Australian Dollar                              74,000,000        $ 50,727,415          2/9/98            $(3,276,395)
British Pound                                 110,200,000         180,091,302          2/9/98             (1,706,154)
British Pound                                   1,013,329           1,653,739          3/9/98                 44,220
British Pound                                   1,120,838           1,819,836         5/26/98                 55,515
Danish Krone                                  342,000,000          49,117,348          2/9/98                303,903
German Deutschemark                           150,000,000          82,101,132          2/9/98              2,159,537
German Deutschemark                           150,000,000          82,101,132          2/9/98              2,513,645
German Deutschemark                             4,250,000           2,331,066         3/18/98                 45,874
German Deutschemark                             7,525,000           4,127,357         3/18/98                138,516
Irish Punt                                    104,000,000         142,428,453          2/9/98               (458,053)
Italian Lira                              139,000,000,000          77,069,795          2/9/98                593,381
Italian Lira                                4,462,500,000           2,474,571          2/2/98                 27,321
Spanish Pesata                             20,500,000,000         132,285,090          2/9/98                689,320
Swedish Krona                                 500,000,000          61,681,816          2/9/98                623,480
---------------------------------------------------------------------------------------------------------------------
Total Unrealized Gain on Forward
Foreign Currency Contracts                                                                               $ 1,754,110
=====================================================================================================================

6.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

7.   Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended January 31, 1998, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

================================================================================
Maximum amount outstanding                                         $106,215,625
--------------------------------------------------------------------------------
Average amount outstanding                                          103,994,792
================================================================================

Interest rates ranged from 4.50% to 5.30% during the period.

Interest expense for the six months ended January 31, 1998 on borrowings by the Fund under reverse repurchase agreements totalled $1,643,874. The Fund had no open reverse repurchase agreements at January 31, 1998.

8.   Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in FNMA/GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 1998, the Fund held no TBA securities.

9.   Shares of Beneficial Interest

At January 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 1998, total paid-in capital amounted to the following for each class:

                                Class A               Class B                 Class C              Class Y                Class Z
====================================================================================================================================
Total Paid-in Capital        $338,048,885          $2,367,579,257           $108,722,451          $99,954,382            $20,297,040
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                25

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

Transactions in shares of each class were as follows:

                                                   Six Months Ended                                           Year Ended
                                                   January  31, 1998                                         July 31, 1997
                                          --------------------------------------               -------------------------------------
                                             Shares                   Amount                      Shares                  Amount
====================================================================================================================================
Class A
Shares sold                                15,933,611              $ 127,563,981                13,256,070            $ 105,627,582
Shares issued on
  reinvestment                                722,043                  5,764,992                 1,415,052               11,233,913
Shares redeemed                            (6,876,939)               (55,082,607)               (7,215,639)             (57,534,430)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                9,778,715              $  78,246,366                 7,455,483            $  59,327,065
====================================================================================================================================
Class B
Shares sold                                27,627,620              $ 221,780,732                44,187,260            $ 352,736,728
Shares issued on
  reinvestment                              5,189,249                 41,543,690                12,856,077              102,306,573
Shares redeemed                           (41,530,712)              (333,326,476)              (56,866,196)            (453,930,784)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (8,713,843)             $ (70,002,054)                  177,141            $   1,112,517
====================================================================================================================================
Class C
Shares sold                                 4,053,413              $  32,492,432                 5,723,599            $  45,618,957
Shares issued on
  reinvestment                                272,075                  2,174,112                   449,137                3,565,931
Shares redeemed                              (981,811)                (7,868,042)               (1,148,289)              (9,138,226)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                3,343,677              $  26,798,502                 5,024,447            $  40,046,662
====================================================================================================================================
Class Y
Shares sold                                 2,553,567              $  20,428,516                 6,772,038            $  53,896,925
Shares issued on
  reinvestment                                  1,244                      9,925                     4,050                   32,008
Shares redeemed                                    --                         --                  (166,214)              (1,305,484)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                2,554,811              $  20,438,441                 6,609,874            $  52,623,449
====================================================================================================================================
Class Z
Shares sold                                    77,697                  $ 621,557                   440,488            $   3,522,625
Shares issued on
  reinvestment                                 91,592                    731,795                   198,007                1,572,522
Shares redeemed                              (160,109)                (1,283,735)                 (173,274)              (1,373,573)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                    9,180                   $ 69,617                   465,221            $   3,721,574
====================================================================================================================================

10.  Fund Concentration

The Fund's investment in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                                   1998(1)            1997           1996           1995          1994       1993(2)
====================================================================================================================================
Net Asset Value, Beginning of Period               $8.01            $7.82          $7.85          $7.76         $8.41       $8.24
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(3)                        0.28             0.62           0.61           0.94          0.63        0.47
    Net realized and unrealized gain (loss)         0.07             0.24           0.03          (0.18)        (0.52)       0.27
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.35             0.86           0.64           0.76          0.11        0.74
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (0.33)           (0.67)         (0.62)         (0.48)        (0.62)      (0.45)
    Net realized gains                                --               --                            --         (0.10)      (0.12)
    Capital                                           --               --          (0.05)         (0.19)        (0.04)         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.33)           (0.67)         (0.67)         (0.67)        (0.76)      (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $8.03            $8.01          $7.82          $7.85         $7.76       $8.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        4.43%++         11.36%          8.39%         10.35%         1.16%       9.30%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $346,739         $267,272       $202,700       $177,336       $76,019     $48,334
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(3)                                   1.02%+            1.03%          1.04%          1.09%         1.10%      1.10%+
    Net investment income                          6.70+             7.75           7.85           8.15          7.67       8.26+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              37%              85%            90%            83%           93%        116%
====================================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(3) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:


                               Per Share Decreases           Expense Ratios
                            in Net Investment Income       Without Fee Waivers
                            ------------------------       -------------------
                               1995            1994        1995            1994
                               ----            ----        ----            ----
     Class A                  $0.01           $0.00*       1.14%           1.12%


*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                27

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                    1998(1)         1997         1996          1995         1994         1993
=============================================================================================================================
Net Asset Value, Beginning of Period               $8.03          $7.83        $7.86         $7.76        $8.41        $8.55
-----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)                        0.25           0.59         0.58          0.70         0.59         0.65
    Net realized and unrealized gain (loss)         0.09           0.23         0.01          0.02        (0.51)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.34           0.82         0.59          0.72         0.08         0.58
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                          (0.31)         (0.62)       (0.57)        (0.44)       (0.60)       (0.58)
    Net realized gains                                --             --                         --        (0.10)       (0.14)
    Capital                                           --             --        (0.05)        (0.18)       (0.03)          --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.31)         (0.62)       (0.62)        (0.62)       (0.73)       (0.72)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $8.06          $8.03        $7.83         $7.86        $7.76        $8.41
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                        4.28%++       10.89%        7.80%        10.00%        0.66%        7.28%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)              $2,379         $2,440       $2,380        $2,367       $2,469       $2,105
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(2)                                   1.50%+          1.51%        1.52%         1.56%        1.57%        1.59%
    Net investment income                          6.29+           7.34         7.36          6.82         7.20         7.77
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              37%            85%          90%           83%          93%         116%
=============================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:


                              Per Share Decreases            Expense Ratios
                           in Net Investment Income        Without Fee Waivers
                           ------------------------        -------------------
                              1995            1994         1995            1994
                              ----            ----         ----            ----
     Class B                 $0.00*          $0.00*        1.61%           1.59%

*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                  1998(1)         1997         1996         1995(2)       1994        1993(3)
=============================================================================================================================
Net Asset Value, Beginning of Period              $8.01         $7.81        $7.84         $7.76        $8.41        $8.36
-----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(4)                       0.26          0.58         0.52          1.16         0.55         0.22
    Net realized and unrealized gain (loss)        0.08          0.24         0.07         (0.46)       (0.47)        0.06
-----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.34          0.82         0.59          0.70         0.08         0.28
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                         (0.31)        (0.62)       (0.57)        (0.44)       (0.60)       (0.20)
    Net realized gains                               --            --          --             --        (0.10)       (0.03)
    Capital                                          --            --        (0.05)        (0.18)       (0.03)          --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.31)        (0.62)       (0.62)        (0.62)       (0.73)       (0.23)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $8.04         $8.01        $7.81         $7.84        $7.76        $8.41
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                       4.29%++      10.92%        7.82%         9.73%        0.66%        3.41%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $110,752       $83,543      $42,222       $12,730       $1,065          $11
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                                  1.45%+         1.46%        1.47%         1.46%        1.57%       1.50%+
    Net investment income                         6.29+          7.19         7.61         10.23         7.20        7.87+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             37%           85%          90%           83%          93%         116%
=============================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(3)  For the period from March 19, 1993 (inception date) to July 31, 1993.
(4) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:


                             Per Share Decreases             Expense Ratios
                          in Net Investment Income         Without Fee Waivers
                          ------------------------         -------------------
                             1995          1994            1995           1994
                             ----          ----            ----           ----
     Class C                $0.00*        $0.00*           1.51%          1.58%

*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                29

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                         1998(1)           1997            1996(2)
===================================================================================================
Net Asset Value, Beginning of Period                     $8.00            $7.82            $7.89
---------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income                                 0.30             0.64             0.50
    Net realized and unrealized gain                      0.07             0.24             0.01
---------------------------------------------------------------------------------------------------
Total Income From Operations                              0.37             0.88             0.51
---------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                                (0.34)           (0.70)           (0.53)
    Capital                                                 --               --            (0.05)
---------------------------------------------------------------------------------------------------
Total Distributions                                      (0.34)           (0.70)           (0.58)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $8.03            $8.00            $7.82
---------------------------------------------------------------------------------------------------
Total Return                                              4.75%++         11.64%            6.65%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                      $101,263          $80,479          $26,940
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                            0.69%+            0.70%           0.69%+
    Net investment income                                7.06+             7.84            8.54+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    37%              85%              90%
===================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2)  For the period from October 10, 1995 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Z Shares                                  1998(1)            1997           1996         1995(2)        1994         1993(3)
===================================================================================================================================
Net Asset Value, Beginning of Period             $8.01            $7.82          $7.85         $7.76         $8.41         $8.24
-----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(4)                      0.28             0.65           0.64          0.84          0.68          0.51
    Net realized and unrealized gain (loss)       0.09             0.23           0.02         (0.06)        (0.54)         0.25
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.37             0.88           0.66          0.78          0.14          0.76
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                        (0.34)           (0.69)         (0.63)        (0.49)        (0.65)        (0.47)
    Net realized gains                              --               --             --            --         (0.10)        (0.12)
    Capital                                         --               --          (0.06)        (0.20)        (0.04)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.34)           (0.69)         (0.69)        (0.69)        (0.79)        (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $8.04            $8.01          $7.82         $7.85         $7.76         $8.41
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      4.71%++         11.69%          8.72%        10.94%         1.43%         9.47%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $20,546          $20,397        $16,270       $14,361       $11,552       $11,803
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses(4)                                 0.69%+            0.69%          0.70%         0.75%         0.75%        0.80%+
    Net investment income                        7.10+             8.08           8.19          8.30          8.02         8.56+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            37%              85%            90%           83%           93%          116%
===================================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
(3)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) The manager waived part of its fees for the years ended July 31, 1995 and 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:


                            Per Share Decreases              Expense Ratios
                         in Net Investment Income          Without Fee Waivers
                         ------------------------          -------------------
                          1995             1994            1995           1994
                          ----             ----            ----           ----
     Class Z              $0.00*          $0.00*           0.80%          0.77%

*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Diversified Strategic Income Fund                                31

                      [This page intentionally left blank]

Smith Barney
Diversified Strategic
Income Fund


Trustees                               Investment Adviser
Lee Abraham                            Mutual Management Corp.
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman            Distributor
                                       Smith Barney Inc.

Officers
Heath B. McLendon                      Custodian
President and                          The Chase Manhattan Bank
Chief Executive Officer

Lewis E. Daidone                       Shareholder Servicing Agent
Senior Vice President and Treasurer    First Data Investor Services Group, Inc.
                                       P.O. Box 9134
James E. Conroy                        Boston, MA 02205-9134
Vice President and Investment Officer
                                       This report is submitted for the general
John C. Bianchi                        information of shareholders of Smith
Vice President and Investment Officer  Barney Diversified Strategic Income
                                       Fund. It is not authorized for
Simon Hildreth                         distribution to prospective investors
Vice President and Investment Officer  unless accompanied or preceded by an effective Prospectus for the Fund, which
Irving P. David                        contains information concerning the
Controller                             Fund's investment policies and expenses
                                       as well as other pertinent information.
Christina T. Sydor
Secretary                                                   SMITH BARNEY
                                                            ------------

                                       A Member of TravelersGroup [LOGO]

                                       Smith Barney Diversified Strategic
                                       Income Fund
                                       Smith Barney Mutual Funds
                                       388 Greenwich Street
                                       New York, New York 10013

                                       www.smithbarney.com

                                       FD2174 3/98



================================================================================
[GRAPHIC OMITTED]

Smith Barney
Exchange
Reserve Fund

--------------------
SEMI-ANNUAL REPORT
--------------------
January 31, 1998


[LOGO]                      Smith Barney Mutual Funds
                            Investing for your future.
                            Everyday.(sm)

Smith Barney               [PHOTO OMITTED]             [PHOTO OMITTED]
Exchange                   Heath B. Mclendon           Phyllis Zahorodny
Reserve Fund
                           Chairman                    Vice President and
                                                       Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Exchange Reserve Fund ("Fund") for the period ended January 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A summary of performance and more detailed financial information can be found in the appropriate sections that follow.

As of January 31, 1998, the Fund's average annual yield was 4.44% and the average annual effective yield, which assumes the reinvestment of dividends, was 4.53%.

Please note that your investment in the Fund is neither insured, nor guaranteed, by the U.S. government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value ("NAV") of $l.00 per share.

Market Update and Outlook

Despite the recent troubles in the global stock markets, it has been relatively quiet in the money markets so far this year. The Federal Reserve Board ("Fed") has stayed patient and has kept its monetary policy unchanged. The Fed's hands-off approach has helped the U.S. economy to grow moderately while inflation remains subdued. The Federal Open Market Committee ("FOMC"), a key committee that sets short-term monetary policy for the Fed, last raised interest rates in late March 1997. Since then, both long- and short-term interest rates have traded in a narrow range and investors who were long and fully invested have been rewarded.

Fed Chairman Alan Greenspan recently testified before the Joint Economic Committee of Congress where he discussed the financial turmoil in Asia and its possible effects on the U.S. markets. As a result of the events in Asia, Greenspan expects some slowing in U.S. economic


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             1
growth. In addition, the Fed Chairman reiterated many points that we have raised throughout the year: namely, that inflation remains low, labor markets tight and labor productivity continues to improve.

We think that the Asian market crisis should help to keep inflation low. However, the degree to which it slows the capital spending of U.S. corporations remains an open question. Weak demand in Asia and a stronger U.S. dollar will have some modest (although negative) effect on U.S. economic growth in 1998. The Fed will most likely wait to see the impact of all these events before adjusting its monetary policy.

While the outcome of the Asian crisis is still unknown, U.S. leaders, the International Monetary Fund, and the Asian countries involved are working together to establish reforms that will assist them in stabilizing their economies. The Asian crisis will put downward pressure on prices of goods as Korea and Indonesia export goods to the U.S, at cheaper prices. This will keep prices of U.S. goods low or even reduce prices in order to remain competitive.

This is not a destabilizing force as Chairman Greenspan reiterated in his speech in early January. He distinguishes between a fall in specific goods price declines such as in computers as opposed to sharply sliding real estate and stock prices, which could cause a deflationary spiral. Chairman Greenspan sees little risk of deflation because growth and consumer demand in the U.S.
remains strong.

Investment Strategy

The yield curve remains fairly flat and over the next several months we expect relatively little interest rate volatility. (The yield curve shows the difference between short- and long-term yields.) We will continue to invest across the yield curve when we identify good value. In addition, we will target the average maturity for the Fund at 45 to 50 days.

As you have probably read in various sources, major U.S. banks, brokerage firms and multinational corporations have varying degrees of exposure to Asia. However, these companies have had several years of excellent profitability and reserve building among the issuers we purchase for the Fund.

We are not anticipating major downgrading in the ratings of any of our approved issuers. The Japanese banking system remains in turmoil with major downgradings and some bankruptcies occurring. Spreads between top European bank certificates of deposits ("CDs") and Japanese bank CDs have widened by as much as 100 basis points (1.00%) and are now currently 45 basis points (0.45%). At present, we hold no Japanese bank exposure in the Fund.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

In closing, thank you for investing in the Smith Barney Exchange Reserve Fund. We look forward to continuing to help pursue your financial goals.

Sincerely,


/S/ Heath B. Mclendon       /S/ Phyllis Zahorodny

Heath B. Mclendon           Phyllis Zahorodny
Chairman                    Vice President and
                            Investment Officer

February 12, 1998


--------------------------------------------------------------------------------
Smith Barney Exchange Fund                                                     3

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited)                            January 31, 1998
--------------------------------------------------------------------------------


   FACE                                                              ANNUALIZED
  AMOUNT                 SECURITY                                       YIELD           VALUE
==============================================================================================
BANK NOTES -- 4.4%
$2,000,000  Bank America National Trust Savings
              Association matures 7/22/98                               5.50%      $ 1,999,992
3,000,000   Harris Bank matures 3/5/98                                  5.50         2,999,998
----------------------------------------------------------------------------------------------
            TOTAL BANK NOTES
            (Cost-- $4,999,990)                                                      4,999,990
==============================================================================================
COMMERCIAL PAPER -- 86.1%
5,000,000   Abbey National North America matures 2/25/98                5.71         4,981,500
5,000,000   Bank Austriengellschaft matures 4/8/98                      5.56         4,949,767
3,000,000   Bank of Montreal matures 2/17/98                            5.76         2,992,431
5,000,000   Bank of New York matures 3/9/98                             5.55         4,972,500
2,000,000   Banque Nationale de Paris matures 6/16/98                   5.81         1,957,625
5,000,000   BCI Funding Corp. mature 2/18/98 to 3/24/98              5.70 to 5.80    4,976,214
4,765,000   Bell Atlantic Financial Services matures 2/6/98             5.49         4,761,380
3,000,000   Canadian Imperial Bank Commerce matures 2/9/98              5.50         2,996,350
2,000,000   Citicorp matures 2/9/98                                     5.75         1,997,516
2,000,000   Den Danske Bank matures 3/2/98                              5.51         1,991,187
3,000,000   Diageo PLC matures 4/7/98                                   5.50         2,970,588
2,000,000   General Electric Capital Corp. matures 4/16/98              5.81         1,976,567
3,000,000   General Motors Acceptance Corp. matures 5/6/98              5.75         2,956,212
5,000,000   Goldman Sachs mature 4/21/98 to 7/10/98                  5.50 to 5.70    4,903,397
5,000,000   Halifax Building Society mature 2/12/98 to 4/3/98        5.50 to 5.63    4,968,800
2,000,000   International Nederlanden US Funding Corp.
             matures 6/9/98                                             5.85         1,959,609
5,000,000   J.P. Morgan & Co. matures 3/17/98                           5.50         4,966,694
5,000,000   Morgan Stanley Dean Witter Discover & Co.
             mature 2/23/98 to 3/13/98                               5.78 to 5.83    4,976,794
5,000,000   NationsBank matures 2/13/98                                 5.80         4,990,434
4,000,000   Ontario Hydro matures 3/16/98                               5.79         3,972,719
5,000,000   Preferred Receivables Funding matures 3/2/98                5.50         4,978,008
2,000,000   Rabobank matures 4/29/98                                    5.70         1,973,223
3,000,000   San Paolo US Finance Inc. matures 7/21/98                   5.50         2,924,208
4,185,000   Swedish Export Credit matures 4/6/98                        5.58         4,144,079
2,400,000   Transamerica Finance Corp. matures 2/9/98                   5.50         2,397,083
5,000,000   Union Bank of Switzerland matures 2/2/98                    5.63         4,999,219
-----------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost-- $96,634,104)                                                    96,634,104
===============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued)               January 31, 1998
-------------------------------------------------------------------------------

   FACE                                                ANNUALIZED
  AMOUNT                 SECURITY                         YIELD           VALUE
===============================================================================

DOMESTIC CERTIFICATE OF DEPOSIT -- 2.7%
$3,000,000   Chase Manhattan USA Delaware matures 2/18/98
             (Cost -- $3,000,000)                         5.75%    $  3,000,000
===============================================================================
FOREIGN CERTIFICATE OF DEPOSIT -- 1.8%
2,000,000    Swiss Bank Corp. matures 2/12/98
             (Cost -- $2,000,002)                         5.75        2,000,002
===============================================================================
TIME DEPOSITS -- 5.0%
2,000,000    Chase Manhattan Bank matures 2/2/98          5.63        2,000,000
3,585,000    First Chicago National Bank matures 2/2/98   5.63        3,585,000
-------------------------------------------------------------------------------
             TOTAL TIME DEPOSITS
             (Cost--$5,585,000)                                       5,585,000
===============================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $112,219,096*)                               $112,219,096
===============================================================================
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             5

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities (unaudited)                January 31, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at amortized cost                                 $ 112,219,096
   Cash                                                                     772
   Interest receivable                                                   71,130
   Prepaid registration fees                                            280,070
--------------------------------------------------------------------------------
   Total Assets                                                     112,571,068
--------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                    270,224
   Investment advisory fees payable                                      30,868
   Distribution fees payable                                             28,592
   Administrative fees payable                                           20,579
   Accrued expenses                                                       9,552
--------------------------------------------------------------------------------
   Total Liabilities                                                    359,815
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 112,211,253
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $     112,246
   Capital paid in excess of par value                              112,133,608
   Accumulated net realized loss from security transactions             (34,601)
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 112,211,253
================================================================================
Shares Outstanding:
   Class B                                                          103,756,400
--------------------------------------------------------------------------------
   Class C                                                            8,489,454
--------------------------------------------------------------------------------
Net Asset Value, Per Class                                        $        1.00
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended January 31, 1998

INVESTMENT INCOME:
   Interest                                                           $3,536,181
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                            309,921
   Investment advisory fees (Note 3)                                     185,953
   Administration fees (Note 3)                                          123,968
   Registration fees                                                      33,768
   Shareholder and system servicing fees                                  32,961
   Audit and legal                                                        21,376
   Custody                                                                14,381
   Shareholder communications                                             10,439
   Trustees' fees                                                          5,314
   Other                                                                   1,837
--------------------------------------------------------------------------------
   Total Expenses                                                        739,918
--------------------------------------------------------------------------------
Net Investment Income                                                  2,796,263
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                               3,976
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $2,800,239
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             7

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended January 31, 1998 (unaudited)
and the Year Ended July 31, 1997
                                                          1998             1997
================================================================================
OPERATIONS:
   Net investment income                         $   2,796,263    $   6,415,575
   Net realized gain                                     3,976           16,879
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            2,800,239        6,432,454
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 2)                  (2,796,263)      (6,415,575)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                221,978,991      449,494,993
   Net asset value of shares issued for
     reinvestment of dividends                       2,423,276        5,561,231
   Cost of shares reacquired                      (234,917,670)    (492,215,760)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                       (10,515,403)     (37,159,536)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (10,511,427)     (37,142,657)

NET ASSETS:
   Beginning of period                             122,722,680      159,865,337
--------------------------------------------------------------------------------
   End of period                                 $ 112,211,253    $ 122,722,680
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

-------------------------------------------------------------------------------
  Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Exchange Reserve Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly known as Smith Barney Tax-Exempt Income Fund), Smith Barney Utilities Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate semi-annual reports except for the Smith Barney Premium Total Return Fund which will have a semi-annual report dated June 30, 1998.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) interest income is recorded on an accrual basis; (d) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets of each class; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Fund declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed annually.


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                             9

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year from the date such investment was made. For the six months ended January 31, 1998, CDSCs paid to Smith Barney Inc. ("SB"), another subsidiary of SSBH, were approximately:

                                                       Class B          Class C
================================================================================
CDSCs                                                  $269,000          $2,000
================================================================================
Pursuant to a Distribution plan, the Fund pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% of the average daily net assets for each class, respectively. For the six months ended January 31, 1998, total Distribution Plan fees incurred were:

                                                        Class B         Class C
================================================================================
 Distribution Plan Fees                                $288,846         $21,075
================================================================================
All officers and one Trustee of the Trust are employees of SB.

4. Capital Loss Carryforward

At July 31, 1997, the Fund had, for federal income tax purposes, a capital loss carryforward of approximately $38,500, available to offset future capital gains through July 31, 1998. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
  Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest

The Fund may issue an unlimited number of shares of beneficial interest with a par value of $.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Because the Fund has sold shares, issued shares as reinvestments of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

Transactions in shares of beneficial interest of the Fund were as follows:

                                        Six Months Ended            Year Ended
                                        January 31, 1998           July 31, 1997
================================================================================
 Class B
 Shares sold                              166,965,298              352,876,972
 Shares issued on reinvestment              2,262,840                5,264,223
 Shares redeemed                         (182,426,605)            (391,663,064)
--------------------------------------------------------------------------------
 Net Decrease                             (13,198,467)             (33,521,869)
================================================================================
 Class C
 Shares sold                               55,013,693               96,618,021
 Shares issued on reinvestment                160,436                  297,008
 Shares redeemed                          (52,491,065)            (100,552,696)
--------------------------------------------------------------------------------
 Net Increase (Decrease)                    2,683,064               (3,637,667)
================================================================================


--------------------------------------------------------------------------------
Smith Barney Exchange Reserve Fund                                            11

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:


Class B Shares                           1998(1)         1997          1996          1995           1994           1993
=======================================================================================================================
Net Asset Value,
  Beginning of Period               $    1.00       $    1.00     $    1.00     $    1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                 0.023           0.043         0.044         0.044          0.022          0.021
  Dividends from net
    investment  income                 (0.023)         (0.043)       (0.044)       (0.044)        (0.022)        (0.021)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $    1.00       $    1.00     $    1.00     $    1.00     $     1.00     $     1.00
-----------------------------------------------------------------------------------------------------------------------
Total Return                             2.29%++         4.43%         4.53%         4.49%          2.18%          2.15%
-----------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)              $ 103,720       $ 116,915     $ 150,421     $ 160,432     $  252,246     $  166,262
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               1.20%+          1.16%         1.17%         1.24%          1.26%          1.25%
  Net investment income                  4.52+           4.34          4.45          4.35           2.24           2.16
=======================================================================================================================

Class C Shares                           1998(1)         1997          1996          1995(2)
=======================================================================================================================
Net Asset Value,
  Beginning of Period               $    1.00       $    1.00     $    1.00     $    1.00
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                 0.023           0.043         0.044         0.035
  Dividends from net
    investment income                  (0.023)         (0.043)       (0.044)       (0.035)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $    1.00       $    1.00     $    1.00     $    1.00
-----------------------------------------------------------------------------------------------------------------------
Total Return                             2.29%++         4.42%         4.51%         3.52%++
Net Assets,
  End of Period (000s)              $   8,491       $    5,808    $   9,444     $    2,850
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               1.20%+          1.16%         1.17%         1.21%+
  Net investment income                  4.52+           4.34          4.39          4.76+
=======================================================================================================================

(1)   For the six months ended January 31, 1998 (unaudited).
(2)   For the period from November 7, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

Smith Barney                                          SMITH BARNEY
Exchange                                              ------------
Reserve Fund
                                             A Member of TravelersGroup[LOGO]


Trustees
Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and Investment Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Phyllis M. Zahorodny
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Adviser
and Administrator
Mutual Management Corp.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing
Agent
First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Exchange Reserve Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.


Smith Barney
Exchange Reserve Fund
388 Greenwich Street
New York, New York 10013

www.smithbarney.com


FD2388 3/98







================================================================================
[PHOTO OMITTED]

[PHOTO OMITTED]

Smith Barney
Convertible
Fund
------------------
SEMI-ANNUAL REPORT
------------------
January 31, 1998

[LOGO]

Smith Barney Mutual Funds
Investing for your future.
Everyday.(sm)

Smith Barney
Convertible Fund
================================================================================

The Smith Barney Convertible Fund seeks current income and capital appreciation by investing in convertible securities. Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.

Smith Barney Convertible Fund
Average Annual Total Returns
January 31, 1998
                                                Without Sales Charges*
                                        --------------------------------------
                                        Class A        Class B         Class C
================================================================================
Six-Months                               (0.08)%         (0.36)%         (0.35)%
--------------------------------------------------------------------------------
One-Year                                 13.65           13.00           13.17
--------------------------------------------------------------------------------
Five-Year                                10.35            9.80             N/A
--------------------------------------------------------------------------------
Ten-Year                                   N/A            9.90             N/A
--------------------------------------------------------------------------------
Since Inception+                         11.01            8.98           13.56
================================================================================

                                                Without Sales Charges*
                                        --------------------------------------
                                        Class A        Class B         Class C
================================================================================
Six-Months                               (5.08)%         (4.90)%         (1.33)%
--------------------------------------------------------------------------------
One-Year                                  7.97            8.00           12.17
--------------------------------------------------------------------------------
Five-Year                                 9.22            9.66             N/A
--------------------------------------------------------------------------------
Ten-Year                                   N/A            9.90             N/A
--------------------------------------------------------------------------------
Since Inception+                          9.92            8.98           13.56
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and C shares are November 6, 1992, September 9, 1986 and November 7, 1994, respectively.

--------------------------------------------------------------------------------
 Fund Highlight
--------------------------------------------------------------------------------

During the past six months and since our last report, the U.S. economy continued to grow, further extending the business cycle expansion that began earlier this decade. The expansion is now seven years old and is one of the longest in post-World War II history. Throughout this period of economic expansion, inflation has crept lower and lower over the past six months, inflation measurements have declined even more. Benefiting from global competition and worker productivity gains, recent statistics relating to the Consumer Price Index ("CPI") indicate that inflation is now under 2%. Inflation has rarely been this low this late in the business cycle.
--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

               Class A                    SCRAX

               Class B                    SCVSX
--------------------------------------------------------------------------------
What's Inside
--------------------------------------------------------------------------------

Shareholder Letter.............................................1

Historical Performance.........................................4

Smith Barney Convertible Fund at a Glance......................6

Schedule of Investments........................................7

Statement of Assets and Liabilities...........................12

Statement of Operations.......................................13

Statements of Changes in Net Assets...........................14

Notes to Financial Statements.................................15

Financial Highlights..........................................18

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------
[PHOTO OMITTED]            [PHOTO OMITTED]
HEATH B.                    ROBERT E.
MCLENDON                    SWAB

Chairman                    Vice President and
                            Investment Officer
Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Convertible Fund ("Fund") for the period ended January 31, 1998. In this report, we summarize the period's prevailing economic and market conditions, and outline the Fund's strategy. Detailed summaries of performance and current holdings can be found in the appropriate sections that follow.

Performance Overview

For the six months ended January 31, 1998, the Fund had a total return of -0.08% for Class A shares. This compared with its Lipper Analytical Services, Inc. peer group average of 1.95%. One of the reasons the Fund underperformed its Lipper peer group average during the reporting period was due to its holdings in energy securities. The energy sector has been under pressure lately due to the problems in the Far East. However, we believe the long-term prospects for our energy holdings remain bright.

Convertible securities are unique investments that have the characteristics of both stocks and bonds and possess a lower risk profile than common stocks in general. The Fund is a well-diversified portfolio that invests primarily in convertible securities and avoids investing in other asset classes such as common stock. Our relatively conservative investment management style tends to offer more downside protection than other convertible funds with holdings in stocks.

Economic and Market Overview

During the past six months and since our last report, the U.S. economy continued to grow, further extending the business cycle expansion that began earlier this decade. The expansion is now seven years old and is one of the longest in post-World War II history. Throughout the economic expansion, inflation has crept lower and lower over the past six months, inflation measurements have declined even more. Benefiting from global competition and worker productivity gains, recent statistics relating to the Consumer Price Index ("CPI") indicate that inflation is now under 2%. Inflation has rarely been this low this late in the business cycle.

The good news on inflation benefited bond investors the past six months as the Federal Reserve Board ("Fed") held rates steady for the period. For example, the yield on the thirty-year U.S. Treasury bond dropped from 6.30% to 5.80% in response to the suprisingly low rate of inflation. The bond market also got a boost when many investors gravitated to the bond markets following the economic crisis and subsequent currency devaluations that developed in the Far East this past summer. This "flight-to-quality" mentality increased investor demand for safe, defensive investments such as U.S. Treasurys.

The stock market, as measured by the Standard & Poor's 500 Index ("S&P 500") increased slightly from 954.29 to 980.28 between July 31, 1997 and January 31, 1998. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.) The small rise for the stock market during the period suggests to us that investors were hesitiant to commit heavily to stocks due to the uncertainty surrounding Asia. Many large U.S. companies do business in the
--------------------------------------------------------------------------------
Smith Barney Convertible Fund                                                  1

Far East and the difficulties there could have negative implications for corporate earnings going forward.

The convertible securites market showed a slight gain over the past six months as the difficult stock market environment directly impacted the stock component of convertibles. However, investor demand for higher-yielding investments, such as convertible securities, increased during this time because of lower interest rates. This has led to an active new issue and secondary market for convertibles. As a result, the overall universe of convertible securites has grown. As of this report, the convertible securities market is now in excess of $135 billion. We believe the volatility inherent in the stock market now will continue to heighten visability for relatively low-volatility investments like convertible securities in the future.

Investment Strategy

The primary objective of the Fund is to provide investors with current income and capital appreciation by investing in convertible securities. We seek to achieve our objectives through a strategy that combines identifying fundamentally strong companies with attractively-priced convertible securities.

We like to focus on higher-rated convertible issues that represent attractive total return opportunities with reduced volatility potential. The Fund consists of convertible bonds and convertible preferred stocks and rarely invests in other asset classes. The fact that other asset classes are not represented in the Fund makes this one of the purest convertible security investments available in the market today. We believe investing in other asset classes such as common stocks would add both undue risk and volatility to the Fund. Moreover, we rarely invest in securities that are not rated by at least one of the major credit reporting and bond rating agencies such as Moody's Investors Service Inc. or Standard & Poor's Ratings Service. (Moody's and Standard and Poor's are two major credit reporting and bond-rating agencies.)

The Fund also seeks to further reduce volatility and risk by diversifying over a broad range of different sectors in the economy. At the present time, more than 20 different industries are represented in the Fund. Some of the more heavily-weighted sectors in the Fund's portfolio include manufacturing, lodging and healthcare. We believe these sectors stand to benefit from current economic conditions and have excellent capital apprecication potential in the year ahead. Since our last report, the Fund also established sizable new positions in:

o Mark IV, a manufacturing company that makes engineering components and systems for fluid handling, filtration, and power steering applications for the industrial markets.

o     Host Marriot, an owner of 100 upscale luxury hotels, mostly in the U.S.

o Elan, a company that develops delivery systems designed to control the absorption and utilization of pharmaceutical compounds.

In addition, we added to our previously established positions in:

o Cendent, a direct marketing company that has more than 66 million discount club members, using such services as shopping, travel, insurance, home improvement, dining and healthcare products.

o Thermo Electron, a manufacturer of environmental, medical and industrial products.

o     K-Mart, the nation's third-largest retailer behind Wal-Mart and Sears.

During the reporting period, we sold our positions in Alaska Air, H.F. Ahmanson and Nabors Industries because we no longer thought that the prices of these securities were favorable. Also, our positions in Airborne Freight, Grand Metropolitan and Unisys were called for redemption.

Market Outlook

Over the next six months, we believe the U.S. economy will continue to grow at a moderate pace

--------------------------------------------------------------------------------


2                                        1998 Semi-Annual Report to Shareholders
with Gross Domestic Product ("GDP") increasing 2%-3%. This should extend the economic expansion that began in late 1990 for yet another year. Strong domestic growth early in 1998, in our opinion, could be followed by some weakness later as the economic problems in the Far East begin to impact our exports.

We expect the good news on inflation to continue this year as a result of heightened global competition. Over the past several years, global competition has forced many companies to keep the price of their products or services low relative to the competition for fear of losing valuable market share. In response to low inflation, the Fed will probably keep short-term rates unchanged for the remainder of the year unless labor costs escalate significantly.

The labor market has tightened this past year and the unemployment rate in the U.S. is now less than 5%. Nevertheless, we believe that further gains in labor productivity should offset the need to raise interest rates because of higher wages. In terms of corporate profitability, we expect a decline in corporate earnings growth rates this year. A slowdown in economic growth later this year, coupled with export restraints brought on by the economic problems in the Far East, could negatively impact future corporate profit growth. Corporate earnings growth rates could slow to only 4%-6% this year compared to the double-digit growth in earnings seen in years past.

The past three years have truly been an exceptional period for the financial markets, especially the stock market. For three consecutive years, the stock market has provided investors with returns in excess of 20% annually. We believe the fundamentals are still strong enough to support further gains; however it will be difficult to match the returns generated by the market of the past few years. We think that investors might anticipate more historical returns of 10%-12% for the stock market this year. In this type of environment, we believe that the Fund should provide competitive risk-adjusted returns.

In closing, thank you for your investment in the Smith Barney Convertible Fund. We look forward to helping you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon               /s/ Robert E. Swab


Heath B. McLendon                   Robert E. Swab
Chairman                            Vice President and
                                    Investment Officer

March 3, 1998
--------------------------------------------------------------------------------
Top Five Stock Holdings*                                  As of January 31, 1998
--------------------------------------------------------------------------------

1. International Paper Co.                                                  2.6%
--------------------------------------------------------------------------------
2. Bethlehem Steel Corp.                                                    2.3
--------------------------------------------------------------------------------
3. Unocal Capital Trust                                                     2.0
--------------------------------------------------------------------------------
4. Occidental Petroleum Corp.                                               1.7
--------------------------------------------------------------------------------
5. St. Paul Capital LLC                                                     1.7

--------------------------------------------------------------------------------
Top Five Bond Holdings*                                   As of January 31, 1998
--------------------------------------------------------------------------------

1. Cendant Inc.                                                             3.0%
--------------------------------------------------------------------------------
2. Alza Corp.                                                               2.6
--------------------------------------------------------------------------------
3. Mascotech Inc.                                                           2.6
--------------------------------------------------------------------------------
4. Thermo Electron Corp.                                                    2.6
--------------------------------------------------------------------------------
5. Hilton Hotels Corp.                                                      2.4
--------------------------------------------------------------------------------

* As a percentage of total investments.

--------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                  3

--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                             --------------------
                             Beginning      End      Income      Capital Gain    Return         Total
Period Ended                 of Period   of Period  Dividends   Distributions   of Capital     Returns(1)
=========================================================================================================
1/31/98                       $18.61      $16.93     $ 0.38        $ 1.28        $ 0.00         (0.08)%+
---------------------------------------------------------------------------------------------------------
7/31/97                        15.66       18.61       0.75          0.36          0.00         26.94
---------------------------------------------------------------------------------------------------------
7/31/96                        15.27       15.66       0.73          0.00          0.00          7.41
---------------------------------------------------------------------------------------------------------
7/31/95                        14.56       15.27       0.73          0.00          0.00         10.35
---------------------------------------------------------------------------------------------------------
7/31/94                        14.99       14.56       0.73          0.00          0.00          1.99
---------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93           13.82       14.99       0.51          0.03          0.00         12.63+
=========================================================================================================
  Total                                              $ 3.83        $ 1.67        $ 0.00
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                             --------------------
                             Beginning      End      Income      Capital Gain    Return         Total
Period Ended                 of Period   of Period  Dividends   Distributions   of Capital     Returns(1)
=========================================================================================================
1/31/98                       $18.60      $16.91     $ 0.34        $ 1.28        $ 0.00          (0.36)%+
---------------------------------------------------------------------------------------------------------
7/31/97                        15.66       18.60       0.67          0.36          0.00          26.29
---------------------------------------------------------------------------------------------------------
7/31/96                        15.27       15.66       0.66          0.00          0.00           6.91
---------------------------------------------------------------------------------------------------------
7/31/95                        14.56       15.27       0.66          0.00          0.00           9.80
---------------------------------------------------------------------------------------------------------
7/31/94                        14.99       14.56       0.66          0.00          0.00           1.50
---------------------------------------------------------------------------------------------------------
7/31/93                        13.84       14.99       0.62          0.04          0.00          13.40
---------------------------------------------------------------------------------------------------------
7/31/92                        12.51       13.84       0.64          0.00          0.02          16.25
---------------------------------------------------------------------------------------------------------
7/31/91                        12.21       12.51       0.68          0.00          0.03           8.86
---------------------------------------------------------------------------------------------------------
7/31/90                        13.80       12.21       0.83          0.11          0.04          (4.53)
---------------------------------------------------------------------------------------------------------
7/31/89                        13.04       13.80       0.86          0.01          0.00          13.09
---------------------------------------------------------------------------------------------------------
7/31/88                        13.93       13.04       0.85          0.27          0.00           2.22
=========================================================================================================
  Total                                              $ 7.47        $ 2.07        $ 0.09
=========================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                             --------------------
                             Beginning      End      Income      Capital Gain    Return         Total
Period Ended                 of Period   of Period  Dividends   Distributions   of Capital     Returns(1)
=========================================================================================================
1/31/98                       $18.58      $16.89     $ 0.35        $ 1.28        $ 0.00          (0.35)%+
---------------------------------------------------------------------------------------------------------
7/31/97                        15.64       18.58       0.68          0.36          0.00          26.37
---------------------------------------------------------------------------------------------------------
7/31/96                        15.27       15.64       0.67          0.00          0.00           6.82
---------------------------------------------------------------------------------------------------------
Inception*-- 7/31/95           14.09       15.27       0.49          0.00          0.00          12.17+
=========================================================================================================
  Total                                              $ 2.19        $ 1.64        $ 0.00
=========================================================================================================


--------------------------------------------------------------------------------


4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                             --------------------
                             Beginning      End      Income      Capital Gain    Return         Total
Period Ended                 of Period   of Period  Dividends   Distributions   of Capital     Returns(1)
=========================================================================================================
1/31/98                       $18.66      $16.99     $ 0.41        $ 1.28        $ 0.00           0.11%+
---------------------------------------------------------------------------------------------------------
7/31/97                        15.68       18.66       0.80          0.36          0.00          27.44
Inception*-- 7/31/96           16.15       15.68       0.39          0.00          0.00          (0.56)+
=========================================================================================================
  Total                                              $ 1.60        $ 1.64        $ 0.00
=========================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------

                                               Without Sales Charge(1)
                                        ----------------------------------------
                                         Class A    Class B    Class C   Class Y
================================================================================
Six Months Ended 1/31/98+                (0.08)%    (0.36)%    (0.35)%     0.11%
--------------------------------------------------------------------------------
Year Ended 1/31/98                       13.65      13.00      13.17      14.05
--------------------------------------------------------------------------------
Five Years Ended 1/31/98                 10.35       9.80        N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/98                    N/A       9.90        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 1/31/98               11.01       8.98      13.56      12.75
================================================================================

                                               Without Sales Charge(2)
                                        ----------------------------------------
                                         Class A    Class B    Class C   Class Y
================================================================================
Six Months Ended 1/31/98+                (5.08)%    (4.90)%    (1.33)%     0.11%
--------------------------------------------------------------------------------
Year Ended 1/31/98                        7.97       8.00      12.17      14.05
--------------------------------------------------------------------------------
Five Years Ended 1/31/98                  9.22       9.66        N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/98                    N/A       9.90        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 1/31/98                9.92       8.98      13.56      12.75
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------

                                                       Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                            72.69%
--------------------------------------------------------------------------------
Class B (1/31/88 through 1/31/98)                              157.08
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                            50.89
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/98)                            26.87
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are November 6, 1992, September 9, 1986, November 7, 1994 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

-------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                  5

--------------------------------------------------------------------------------
Smith Barney Convertible Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Convertible Fund vs. Standard &Poor's 500 Index and Lipper Convertible Securities Fund Peer Group Average+
--------------------------------------------------------------------------------

                          January 1988 -- January 1998

Smith Barney Convertible Fund

Lipper Convertible Securities Fund
Peer Group Average

Standard & Poor's 500 Index

                     [LINE GRAPH OMITTED PLOT POINTS NEEDED]

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Standard & Poor's 500 Index is composed of widely-held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Convertible Securities Fund Peer Group Average is composed of the Fund's peer group of 15 mutual funds, as of January 31, 1998, investing in convertible securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Industry Diversification*
================================================================================
Diversified and Coglomerate Mfg.                                           4.7%
--------------------------------------------------------------------------------
Electronics - Computers                                                    4.7%
--------------------------------------------------------------------------------
Environmental Control                                                      5.0%
--------------------------------------------------------------------------------
Finance Companies - Consumer Credit                                        3.3%
--------------------------------------------------------------------------------
Health Care, Drugs & Hospital Supplies                                     8.2%
--------------------------------------------------------------------------------
Lodging                                                                   11.2%
--------------------------------------------------------------------------------
Metals and Mining                                                          8.2%
--------------------------------------------------------------------------------
Oil and Natural Gas                                                        6.5%
--------------------------------------------------------------------------------
Real Estate Development - REITS                                            2.9%
--------------------------------------------------------------------------------
Retail                                                                     6.3%
--------------------------------------------------------------------------------
Other                                                                     37.5%
================================================================================

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Investment Breakdown
================================================================================
Repurchase Agreement                                                       17.0%
--------------------------------------------------------------------------------
Convertible Bonds and Notes                                                52.1%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                                30.9%
================================================================================
* As a percentage of total investments.

--------------------------------------------------------------------------------


6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             January 31, 1998
--------------------------------------------------------------------------------


        SHARES                                             SECURITY                                      VALUE
=================================================================================================================
CONVERTIBLE PREFERRED STOCK -- 30.9%

Broadcast Radio and Television -- 0.8%
         30,000            Cable Systems Corp., Series I, Exchange 8.500%                            $ 1,108,125
----------------------------------------------------------------------------------------------------------------
Building and Construction -- 0.9%
         40,000            Beazer Homes USA, Series A, Exchange 8.000%                                 1,210,000
----------------------------------------------------------------------------------------------------------------
Finance Companies - Consumer Credit -- 3.3%
         30,000            American General Corp., Series A, Exchange $3.00                            2,190,000
         30,000            St. Paul Capital LLC, Exchange 6.000%                                       2,274,375
----------------------------------------------------------------------------------------------------------------
                                                                                                       4,464,375
----------------------------------------------------------------------------------------------------------------
Home Furnishings -- 0.8%
         20,000            Newell Financial Trust, Exchange 5.250%                                     1,047,500
----------------------------------------------------------------------------------------------------------------
Lodging -- 2.8%
         50,000            Felcor Suite Hotels Inc., Series A, Exchange $1.95+                         1,512,500
         40,000            Host Marriot Financial Trust, Exchange 6.750%+                              2,250,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,762,500
----------------------------------------------------------------------------------------------------------------
Metals and Mining -- 5.9%
         30,000            Amax Gold Inc., Series B, Exchange $3.75                                    1,192,500
                           Bethlehem Steel Corp.:
         30,000              Exchange $3.50+                                                           1,260,000
         32,000              Exchange $5.00                                                            1,768,000
         40,000            Timet Capital Trust I, Exchange 6.625%                                      1,920,000
         40,000            WHX Corp., Series A, Exchange 6.500%                                        1,867,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       8,008,000
----------------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 3.7%
         40,000            Occidental Petroleum Corp., Series 1993, Exchange $3.875+                   2,255,000
         50,000            Unocal Capital Trust, Exhange 6.250%                                        2,662,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       4,917,500
----------------------------------------------------------------------------------------------------------------
Packaging and Containers -- 1.3%
         30,000            Corning Delaware LP, Exchange 6.000%                                        1,730,625
----------------------------------------------------------------------------------------------------------------
Paper, Forest Products and Printing -- 2.6%
         70,000            International Paper Co., Exchange 5.250%                                    3,526,250
----------------------------------------------------------------------------------------------------------------
Real Estate Development - REITS -- 2.9%
         40,000            Glenborough Realty Trust, Series A, Exchange 7.750%                         1,060,000
          4,000            Oasis Residential Inc., Series A, Exchange $2.25                              102,000
         50,000            Security Capital Corp., Series A, Exchange $1.75                            1,581,250
         40,000            Tanger Factory Outlet Centers Inc., Depository Shares,
  Series A, Exchange $1.802                                                                            1,105,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,848,250
----------------------------------------------------------------------------------------------------------------
Restaurants - Food Service -- 0.8%
         20,000            Wendy's Financing I, Series A, Exchange 5.000%                              1,057,500
----------------------------------------------------------------------------------------------------------------
Retail -- 1.5%
         40,000            KMart Financing, Exchange 7.750%                                            2,060,000
----------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                  7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

        SHARES                                             SECURITY                                   VALUE
================================================================================================================

Telecommunications Equipment -- 2.0%
         20,000            Airtouch Communications, Series C, Exchange 4.250%                        $ 1,317,500
         20,000            Loral Space & Communications, Exchange 6.000%+                              1,270,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,587,500
----------------------------------------------------------------------------------------------------------------
Transportation Services -- 0.7%
         15,000            CNF Trust I, Series A, Exchange 5.000%                                        945,000
----------------------------------------------------------------------------------------------------------------
Utilities -- 0.9%
         30,000            Calenergy Capital Trust, Exchange 6.500%+                                   1,260,000
----------------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCK
                           (Cost-- $40,093,247)                                                       41,533,125
================================================================================================================

      Face
     Amount         RATINGS                                SECURITY                                   VALUE
================================================================================================================

CONVERTIBLE BONDS AND NOTES -- 52.1%

Aerospace and Defense -- 0.4%
     $  500,000    B3*     Kellstrom Industries Inc., 5.750% due 10/15/02                                504,375
----------------------------------------------------------------------------------------------------------------
Automobile Parts -- 2.6%
      2,500,000    AAA     Deutsche Bank Finance B.V., zero coupon due 2/2/17                          1,134,375
      2,000,000    A-      Magna International Inc., 5.000% due 10/15/02                               2,332,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,466,875
----------------------------------------------------------------------------------------------------------------
Communications -- 1.0%
      1,000,000    B       California Microwave Inc., Sub. Notes, 5.250% due 12/15/03                    900,000
        500,000    B       Cellstar Corp., 5.000% due 10/15/02                                           388,125
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,288,125
----------------------------------------------------------------------------------------------------------------
Consumer Durable Goods -- 1.9%
      3,000,000    B-      U.S. Office Products Co., 5.500% due 5/15/03                                2,553,750
----------------------------------------------------------------------------------------------------------------
Diversified and Conglomerate Manufacturing -- 4.7%
      3,000,000    BB+     Mark IV Industries, 4.750% due 11/1/04                                      2,752,500
      4,000,000    B+      Mascotech Inc., 4.500% due 12/15/03                                         3,535,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       6,287,500
----------------------------------------------------------------------------------------------------------------
Diversified and Conglomerate Services -- 0.9%
      1,000,000    B       Mail-Well Inc., 5.000% due 11/1/02                                          1,225,000
----------------------------------------------------------------------------------------------------------------
Electronics - Computers -- 4.7%
        500,000    BB-     Adaptec Inc., 4.750% due 2/1/04+                                              416,875
      1,000,000    BB-     Micron Technology Inc., 7.000% due 7/1/04                                     992,500
      3,000,000    BB-     National Semiconductor, 6.500% due 10/1/02+                                 3,022,500
      2,000,000    B-      Park Electrochemical, 5.500%  due 3/1/06                                    1,960,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       6,391,875
----------------------------------------------------------------------------------------------------------------
Environmental Control -- 5.0%
      3,000,000    B       Thermo Electron Corp., 4.250% due 1/1/03                                    3,455,625
      1,000,000    BB+     U.S. Filter Corp., 4.500% due 12/15/01                                      1,087,500
      2,000,000    BBB+    USA Waste Services Inc., 4.000% due 2/1/02                                  2,172,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       6,715,625
----------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------


8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

      Face
     Amount        RATINGS                           SECURITY                                            VALUE
================================================================================================================
Health Care, Drugs and Hospital Supplies -- 8.2%
     $3,000,000    BBB-    Alza Corp., 5.000% due 5/1/06                                             $ 3,435,000
      2,000,000    BBB-    Athena Neurosciences Inc., 4.750% due 11/15/04                              2,110,000
      1,000,000    B       Nabi Inc., 6.500% due 2/1/03+                                                 760,000
      2,000,000    BB-     Phycor Inc., 4.500% due 2/15/03                                             1,800,000
      3,000,000    BB-     Tenet Healthcare Corp., 6.000% due 12/1/05                                  2,853,750
----------------------------------------------------------------------------------------------------------------
                                                                                                      10,958,750
----------------------------------------------------------------------------------------------------------------
Home Improvements -- 1.0%
      1,000,000    A+      Home Depot Inc., 3.250% due 10/1/01                                         1,393,750
----------------------------------------------------------------------------------------------------------------
Insurance -- 0.9%
      1,000,000    BB+     Penn Treaty America Corp., 6.250% due 12/1/03                               1,242,500
----------------------------------------------------------------------------------------------------------------
Leisure, Amusement and Motion Picture -- 0.3%
        500,000    B       Scholastic Corp.,  5.000% due 8/15/05                                         452,500
----------------------------------------------------------------------------------------------------------------
Lodging -- 8.4%
      2,000,000    B       Capstar Hotel Corp., 4.750% due 10/15/04                                    1,980,000
      3,000,000    A3*     Cendant Inc. 4.750% due 3/1/03                                              4,001,250
      3,000,000    Baa2*   Hilton Hotels Corp., 5.000% due 5/15/06                                     3,251,250
      2,000,000    B       Signature Resorts Inc., 5.750% due 1/15/07                                  2,027,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      11,260,000
----------------------------------------------------------------------------------------------------------------
Metals and Mining -- 2.3%
      3,000,000    Baa2*   Inco Ltd., 7.750% due 3/15/16                                               3,018,750
----------------------------------------------------------------------------------------------------------------
Oil and Natural Gas -- 2.8%
      1,000,000    BBB+    Diamond Offshore Drilling, 3.750% due 2/15/07                               1,247,500
        500,000    NR      Key Energy Group Inc., 5.000% due 9/15/04                                     427,500
      2,000,000    B-      Parker Drilling Corp., 5.500% due 8/1/04                                    2,130,000
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,805,000
----------------------------------------------------------------------------------------------------------------
Printing -- 0.7%
      1,000,000    BB-     World Color Press Inc., 6.000% due 10/1/07                                    987,500
----------------------------------------------------------------------------------------------------------------
Retail -- 6.3%
      1,000,000    A3*     Costco Companies Inc., zero coupon due 8/19/97                                587,500
      1,000,000    B-      Homebase Inc., 5.250% due 11/1/04                                             917,500
      1,000,000    B       The Men's Wearhouse Inc., 5.250%  due 3/1/03                                1,195,000
      2,000,000    BBB     Rite Aid Corp., 5.250% due 9/15/02                                          2,295,000
      1,000,000    B       Saks Holdings, 5.500% due 9/15/06                                             897,500
      3,000,000    B       The Sports Authority Inc., 5.250%  due 9/15/01                              2,557,500
----------------------------------------------------------------------------------------------------------------
                                                                                                       8,450,000
----------------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE BONDS AND NOTES
                           (Cost-- $69,678,219)                                                       70,001,875
================================================================================================================
                           SUB-TOTAL INVESTMENTS
                           (Cost --- $109,771,466)                                                   111,535,000
================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                  9

Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

      FACE
     AMOUNT                           SECURITY                                                VALUE
=======================================================================================================
REPURCHASE AGREEMENT -- 17.0%
$22,826,000       Goldman, Sachs & Co., 5.539% due 2/2/98;
                  Proceeds at maturity-- $22,833,024; (Fully collateralized
                  by U.S. Treasury Notes,  5.750% due  11/15/00;
                  Market value-- $23,293,442) (Cost-- $22,826,000)                         $ 22,826,000
=======================================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $132,597,466**)                                                  $134,361,000
=======================================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 11 for definition of ratings.

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------


10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------
All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:


Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability in default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.



Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



NR -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                 11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 January 31, 1998
--------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost-- $109,771,466)                    $111,535,000
     Repurchase agreement, at value (Cost-- $22,826,000)              22,826,000
     Cash                                                                    923
     Receivable for Fund shares sold                                     656,928
     Receivable for securities sold                                       25,229
     Dividends and interest receivable                                 1,096,356
--------------------------------------------------------------------------------
     Total Assets                                                    136,140,436
--------------------------------------------------------------------------------
LIABILITIES:
     Dividends payable                                                   508,866
     Investment advisory fees payable                                     53,667
     Administration fees payable                                          21,467
     Distribution fees payable                                             5,211
     Accrued expenses                                                     57,599
--------------------------------------------------------------------------------
     Total Liabilities                                                   646,810
--------------------------------------------------------------------------------
Total Net Assets                                                    $135,493,626
================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                     $      7,994
     Capital paid in excess of par value                             131,537,408
     Undistributed net investment income                                  73,699
     Accumulated net realized gain on security transactions            2,110,991
     Net unrealized appreciation of investments                        1,763,534
--------------------------------------------------------------------------------
Total Net Assets                                                    $135,493,626
================================================================================
Shares Outstanding:
     Class A                                                           2,212,866
--------------------------------------------------------------------------------
     Class B                                                           2,264,950
--------------------------------------------------------------------------------
     Class C                                                              97,047
--------------------------------------------------------------------------------
     Class Y                                                           3,418,793
--------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                 $      16.93
--------------------------------------------------------------------------------
     Class B*                                                       $      16.91
--------------------------------------------------------------------------------
     Class C**                                                      $      16.89
--------------------------------------------------------------------------------
     Class Y (and redemption price)                                 $      16.99
--------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value)                $      17.82
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------


12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)    For the Six Months Ended January 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest                                                      $  2,168,695
     Dividends                                                        1,171,188
--------------------------------------------------------------------------------
     Total Investment Income                                          3,339,883
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                  308,611
     Distribution fees (Note 2)                                         204,737
     Administration fees (Note 2)                                       123,444
     Shareholder and system servicing fees                               54,601
     Registration fees                                                   33,314
     Audit and legal                                                     29,316
     Shareholder communications                                          16,926
     Pricing                                                              4,881
     Custody                                                              3,009
     Trustees' fees                                                       1,222
     Other                                                                  699
--------------------------------------------------------------------------------
     Total Expenses                                                     780,760
--------------------------------------------------------------------------------
Net Investment Income                                                 2,559,123
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE3):
     Realized Gain From Security Transactions
(excluding short-term securities):
       Proceeds from sales                                           28,692,185
       Cost of securities sold                                       22,828,654
--------------------------------------------------------------------------------
     Net Realized Gain                                                5,863,531
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                           10,861,629
       End of period                                                  1,763,534
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                         (9,098,095)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (3,234,564)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $   (675,441)
================================================================================
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                 13

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended January 31, 1998 (unaudited) and the Year Ended July
31, 1997
                                                                               1998             1997
====================================================================================================
OPERATIONS:
     Net investment income                                            $   2,559,123    $   4,400,288
     Net realized gain                                                    5,863,531        7,647,258
     Increase (decrease) in net unrealized appreciation                  (9,098,095)      11,619,495
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                     (675,441)      23,667,041
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (2,656,869)      (4,250,885)
     Net realized gains                                                  (9,214,931)      (2,061,461)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
         Distributions to Shareholders                                  (11,871,800)      (6,312,346)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares                                    39,251,362       23,690,727
     Net asset value of shares issued for reinvestment of dividends       5,798,678        4,067,509
     Cost of shares reacquired                                           (9,071,654)     (20,188,440)
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                 35,978,386        7,569,796
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                   23,431,145       24,924,491
NET ASSETS:
     Beginning of period                                                112,062,481       87,137,990
----------------------------------------------------------------------------------------------------
     End of period*                                                   $ 135,493,626    $ 112,062,481
====================================================================================================
  *  Includes undistributed net investment income of:                 $      73,699    $     171,445
====================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------


14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Convertible Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly known as the Smith Barney Tax-Exempt Income Fund), Smith Barney Diversified Strategic Income Fund, Smith Barney Utilities Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate annual reports except for the Smith Barney Premium Total Return Fund which will have a semi-annual report dated June 30, 1998.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income, adjusted for accretion of original discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1997, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the six months ended January 31, 1998, SB received sales charges of approximately $12,000 on sales of the Fund's Class A shares.

--------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                 15

--------------------------------------------------------------------------------
 Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended January 31, 1998, CDSCs paid to SB for Class Bshares were approximately $30,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended January 31, 1998, total Distribution Plan fees incurred were:

                             Class A       Class B      Class C
--------------------------------------------------------------------------------
Distribution Plan Fees       $48,107      $151,635      $4,995
--------------------------------------------------------------------------------

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the six months ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $48,916,543
--------------------------------------------------------------------------------
Sales                                                                 28,692,185
================================================================================

At January 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $6,732,034
Gross unrealized depreciation                                        (4,968,500)
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $1,763,534
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 1998, the Fund had no open purchased put or call options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underly-
--------------------------------------------------------------------------------


16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

ing security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended January 31, 1998, the Fund did not write any options.

6. Shares of Beneficial Interest

At January 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 1998, total paid-in capital amounted to the following for each class:

                             Class A     Class B         Class C       Class Y
================================================================================
Total Paid-in Capital      $32,305,052   $37,705,766   $ 1,607,592   $59,926,992
================================================================================

Transactions in shares of each class were as follows:

                               Six Months Ended               Year Ended
                               January 31, 1998             July 31, 1997
                             ---------------------      ---------------------
                              Shares        Amount        Shares      Amount
================================================================================
Class A
Shares sold                   138,165   $ 2,517,644       163,074   $ 2,748,028
Shares issued on
  reinvestment                164,188     2,827,670       116,254     1,943,840
Shares redeemed              (174,474)   (3,109,387)     (422,237)   (7,047,021)
--------------------------------------------------------------------------------
Net Increase (Decrease)       127,879   $ 2,235,927      (142,909)  $(2,355,153)
================================================================================
Class B
Shares sold                   111,458   $ 1,999,068       244,740   $ 4,102,534
Shares issued on
  reinvestment                165,999     2,854,159       124,505     2,077,233
Shares redeemed              (320,371)   (5,839,879)     (770,612)  (12,939,859)
--------------------------------------------------------------------------------
Net Decrease                  (42,914)  $  (986,652)     (401,367)  $(6,760,092)
================================================================================
Class C
Shares sold                    29,274   $   531,303        35,625   $   596,934
Shares issued on
  reinvestment                  6,808       116,849         2,775        46,436
Shares redeemed                (6,412)     (122,388)      (12,011)     (201,552)
--------------------------------------------------------------------------------
Net Increase                   29,670   $   525,764        26,389   $   441,818
================================================================================
Class Y
Shares sold                 1,860,435   $34,203,347       972,230   $16,243,231
Shares issued on
  reinvestment                     --            --            --            --
Shares redeemed                    --            --            (1)           (8)
--------------------------------------------------------------------------------
Net Increase                1,860,435   $34,203,347       972,229   $16,243,223
================================================================================

--------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                 17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                                   1998(1)(2)    1997    1996(2)      1995         1994       1993
================================================================================================================
Net Asset Value, Beginning of Period             $18.61      $15.66    $15.27     $14.56       $14.99     $13.82
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            0.38        0.78      0.74       0.74         0.72       0.49
  Net realized and unrealized gain (loss)         (0.40)       3.28      0.38       0.70        (0.42)      1.22
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.02)       4.06      1.12       1.44         0.30       1.71
Less Distributions From:
  Net investment income                           (0.38)      (0.75)    (0.73)     (0.73)       (0.73)     (0.51)
  Net realized gains                              (1.28)      (0.36)       --         --           --      (0.03)
----------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.66)      (1.11)    (0.73)     (0.73)       (0.73)     (0.54)
Net Asset Value, End of Period                   $16.93      $18.61    $15.66     $15.27       $14.56     $14.99
Total Return                                      (0.08)%++   26.94%     7.41%     10.35%        1.99%     12.63%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $37,458     $38,803   $34,888    $35,238      $2,294     $1,655
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.23%+      1.27%     1.40%      1.40%        1.40%      1.37%+
  Net investment income                            4.13+       4.61      4.68       5.13         4.80       4.86+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              28%         57%       59%        48%          54%        95%
----------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)                 $ 0.06      $ 0.06    $ 0.06         --           --         --
================================================================================================================

(1)   For the six months ended January 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 6, 1992 (inception date) to July 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------


18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                   1998(1)(2)    1997    1996(2)      1995         1994       1993
================================================================================================================
Net Asset Value, Beginning of Period             $18.60      $15.66    $15.27     $14.56       $14.99     $13.84
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            0.33        0.69      0.66       0.67         0.65       0.61
  Net realized and unrealized gain (loss)         (0.40)       3.28      0.39       0.70        (0.42)      1.20
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.07)       3.97      1.05       1.37         0.23       1.81
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.34)      (0.67)    (0.66)     (0.66)       (0.66)     (0.62)
  Net realized gain                               (1.28)      (0.36)       --         --           --      (0.04)
----------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.62)      (1.03)    (0.66)     (0.66)       (0.66)     (0.66)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $16.91      $18.60    $15.66     $15.27       $14.56     $14.99
Total Return                                      (0.36)%++   26.29%     6.91%      9.80%        1.50%     13.40%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $38,309     $42,927   $42,420    $45,524      $85,190    $74,857
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.73%+      1.77%     1.90%      1.90%        1.88%      2.00%
  Net investment income                            3.64+       4.12      4.18       4.63         4.32       4.20
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              28%         57%       59%        48%          54%        95%
Average commissions per share
  paid on equity transactions(3)                 $ 0.06      $ 0.06    $ 0.06         --           --         --
================================================================================================================

(1)   For the six months ended January 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                 19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                        1998(1)(2)    1997     1996(2)  1995(3)(4)
================================================================================
Net Asset Value, Beginning of Period    $18.58     $15.64   $15.27     $14.09
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                  0.33       0.67     0.67       0.50
  Net realized and unrealized gain      (0.39)      3.31     0.37       1.17
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     (0.06)      3.98     1.04       1.67
Less Distributions From:
  Net investment income                 (0.35)     (0.68)   (0.67)     (0.49)
  Net realized gains                    (1.28)     (0.36)      --         --
--------------------------------------------------------------------------------
Total Distributions                     (1.63)     (1.04)   (0.67)     (0.49)
Net Asset Value, End of Period          $16.89     $18.58   $15.64     $15.27
Total Return                            (0.35)%++  26.37%    6.82%      12.17%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $1,640     $1,252   $ 641      $  83
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               1.69%+     1.74%    1.86%      1.87%+
  Net investment income                  3.66+      4.14     4.17       4.77+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    28%        57%      59%        48%
Average commissions per share
  paid on equity transactions(5)        $0.06      $0.06    $0.06         --
================================================================================

(1)   For the six months ended January 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   On November 7, 1994, the former Class D shares were renamed Class C shares.
(4)   For the period from November 7, 1994 (inception date) to July 31, 1995.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------


20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:


Class Y Shares                          1998(1)(2)        1997      1996(2)(3)
===============================================================================
Net Asset Value, Beginning of Period      $18.66         $15.68        $16.15
-------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                    0.41           0.83          0.38
  Net realized and unrealized gain (loss) (0.39)          3.31         (0.46)
-------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.02           4.14         (0.08)
Less Distributions From:
  Net investment income                   (0.41)         (0.80)        (0.39)
  Net realized gains                      (1.28)         (0.36)           --
-------------------------------------------------------------------------------
Total Distributions                       (1.69)         (1.16)        (0.39)
-------------------------------------------------------------------------------
Net Asset Value, End of Period            $16.99         $18.66        $15.68
Total Return                               0.11%++       27.44%        (0.56)%++
-------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $58,087        $29,080       $9,189
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 0.81%+         0.85%         1.00%+
  Net investment income                    4.54+          5.04          4.98+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                      28%            57%           59%
Average commissions per share
  paid on equity transactions             $0.06          $0.06         $0.06
===============================================================================

(1)   For the six months ended January 31, 1998 (unaudited).

(2)Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)   For the period from February 7, 1996 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.
--------------------------------------------------------------------------------


Smith Barney Convertible Fund                                                 21

Smith Barney
Convertible Fund


Trustees
Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert E. Swab
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser
Mutual Management Corp.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Convertible Fund. It is not for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITHBARNEY
-----------

      A Member of TravelersGroup[LOGO]

Smith Barney Convertible Fund
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com


FD2170 3/98








             [GRAPHIC]


             Smith Barney
             Utilities Fund


             ---------------------------------------------
             SEMI-ANNUAL REPORT
             ---------------------------------------------
             January 31, 1998

     [LOGO]  Smith Barney Mutual Funds
             Investing for your future.
             Every day(SM).

Smith Barney
Utilities Fund

                                            [PHOTO]           [PHOTO]

                                            HEATH B.          JACK S.
                                            MCLENDON          LEVANDE
                                            Chairman          Vice President and
                                                              Investment Officer


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Utilities Fund ("Fund") for the period ended January 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

As you know, utilities have lost their natural monopoly status as protected franchises and have entered a bold new era of competition. In particular, the electric utility industry has undergone a significant evolution in recent years. The cost of electric power and the growing ability of consumers to choose their energy suppliers have helped to dramatically change the nature of the utilities industry. Market forces, regulatory changes and political pressures have reshaped the electric utility industry in much the same way it has impacted the natural gas and telecommunications industries. For both utility management teams and investors, these profound changes have brought new risks as well as new investment opportunities.

Today, heightened competitive pressures in the utility industry have also caused an increase in industry consolidation, a trend that has resulted in higher, uncharacteristic volatility for many utilities stocks. Moreover, in response to these rapid changes within the industry, many utility management teams have used their cash flow to design new business strategies, and that has caused declines in dividend growth.

On February 27, 1998 in response to the profound changes taking place in the utilities industry, the Board of Trustees of Smith Barney Income Funds, on behalf of the Smith Barney Utilities Fund, voted in favor of certain changes to the Fund's investment objectives and policies. And while the Board of Trustees believes these proposed changes are in the best interests of the shareholders of the Smith Barney Utilities Fund, no guarantees can be given that the Fund's


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                    1
performance will necessarily improve if the proposed changes outlined below are approved by shareholders.

The Board of Trustees voted to change the Fund's primary investment objective of income and secondary objective of capital appreciation so that income and capital appreciation would receive equal consideration. The Board of Trustees also approved changing the Fund's investment policies so that the Fund would seek to achieve its objective by investing roughly 60% of its assets in stocks and approximately 40% in bonds. The Fund would also no longer be required to invest in the stocks and bonds of companies in the utilities industries. In addition, if shareholders approve these changes, the portion of Fund assets invested in high yield securities will increase from a maximum of 10% to a maximum of 25%. If these changes are approved by shareholders, the Fund will become more diversified and less dependent on the success of one industry and therefore give investors access to more investment opportunities.

Moreover, the Board of Trustees will change the Fund's name to the Smith Barney Balanced Fund to better reflect its new proposed investment style, assuming the proposed changes are approved by shareholders.

A proxy statement was sent to you recently. If you have not already done so, we ask that you read the proxy statement carefully and send us your vote regarding these proposed changes before a special shareholders' meeting scheduled to be held on May 7, 1998. If you do not plan to attend the meeting, we ask that you complete, sign, date and return the proxy statement as soon as possible in the postage-paid envelope that was also sent to you.

Performance Update

As noted previously, the Fund's current primary investment objective is to provide investors with current income; long-term capital appreciation is a secondary objective. The Fund invests in a balanced portfolio of utility stocks and investment-grade utility bonds. The Fund posted total returns of 11.18%, 10.95% and 10.97% for its Class A, B and C shares respectively for the six months ended Januuy 31, 1998. In comparison, the Lipper Utilities Fund Average gained 13.15% and the Standard & Poor's 500 Index rose 3.56% in the same period. (Lipper is an independent fund-tracking organization and the S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.) The Fund's underperformance versus its Lipper peer group average was caused primarily by its emphasis on providing shareholders with current income and is in keeping with its primary investment objective.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

The Fund generally has a higher weighting in bonds than other utilities funds in its category. The Fund's higher concentration in bonds has enabled it to provide a relatively high current yield to shareholders over the longer term.

In addition, during the reporting period the Fund distributed income dividends totaling $0.37 and a capital gain of $0.60 per Class B share. As of January 31, 1998, the Fund's annualized distribution rate was 4.62%, based on the current monthly income dividend of $0.0624 and a net asset value ("NAV") of $16.21 for Class B shares. For performance information for the Fund's other share classes, please refer to page seven.

Market and Economic Overview

As noted, 1997 was another year of evolution for utility investors. In our view, utility stocks and bonds were influenced by three major factors:

     o    The dramatic decline in long-term interest rates

     o A favorable regulatory and restructuring environment for many utilities

     o    The impact of the Asian financial crisis on domestic markets

Long-term interest rates continued to decline during the past six months as inflation remained subdued despite more than seven years of U.S. economic expansion. For example, the yield on the benchmark 30-year U.S. Treasury bond fell to a near historic low of 5.8% on January 30, 1998, down from a yield of 6.3% on July 31, 1997. Growing investor concerns over the world's stock markets following financial turmoil in Southeast Asia helped to ignite a bond market rally in the closing months of 1997, especially the relative safety provided by U.S. Treasuries. This bond market rally helped to push down interest rates even further by driving up bond prices and lowering their yields, which move in the opposite direction of prices. Utility stocks tend to be interest-rate sensitive and usually react favorably when the bond market performs strongly.

Another sign of the changes taking place in the utility industry is the improving regulatory and restructuring picture for many power providers. States such as New York and Massachusetts announced regulatory decisions permitting a greater percentage of recovery of stranded costs that utilities have incurred. (Stranded costs are investments that utilities are at risk of not recovering in a competitive marketplace.)


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                    3

Lastly, another factor affecting utilities has been and continues to be the persistent uncertainties resulting from the Asian financial crisis. When the crisis spread to domestic markets in late October 1997, many investors gravitated to bonds and stocks with relatively high dividend yields such as utility stocks.

Industry Overview

In a dynamic and increasingly competitive marketplace, prudent utility stock selection continues to be critical in achieving good returns. Performance among utility issues varied widely last year and we expect the same in 1998. As the power industry evolves into a fully competitive marketplace, investors have been favoring growth-oriented utilities, or companies that may have below-average yields, but have the ability to grow earnings faster than their peers.

The merger and consolidation trend that began two years ago has continued. We expect to see additional mergers involving electric utility companies combining not only with other electric companies, but also with natural gas companies as well. We view this merger trend as another sign of the tremendous changes taking place in the utilities industry.

Power providers also face a number of challenges in the near term and, to state the obvious, developing effective corporate strategies will be crucial to their ultimate success. The growth rate for many utilities has been slowing down making competition even more pronounced. In addition, there are several environmental issues on the horizon in the next several years such as air pollution control.

Investment Strategy

During the reporting period, we have maintained our portfolio weighting of roughly 60% stocks and 40% bonds. In the stock portion of the Fund, electric utilities represent 45% of the holdings with the remainder made up of 9% telecommunication companies and 6% natural gas providers.

Among the electric utility stocks, we have increased our focus on total return by adding more growth-oriented utilities that are priced attractively relative to the industry. Some major new additions to the Fund include: Florida Progress, First Energy, and Northern States Power.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

We added Florida Progress due to the positive developments in moving its nuclear power plant back on-line, which should help to improve its earnings. In our judgment, the stock was undervalued on a price-to-earnings basis and boasts a good service territory. (The price-to-earnings ratio shows the relationship between a stock's price and the company's earnings for the last four quarters.) First Energy was another new position for the Fund.

First Energy is a new company resulting from the merger of Ohio Edison and Centerior Energy. We expect that earnings should improve nicely and, coupled with an improving regulatory environment, the new company's share price should move closer to the electric utilities group's average. We added to our holdings in Northern States Power because of its attractive relative valuation compared to its peer group.

We are still placing a greater investment emphasis on telecommunications companies and nearly doubled our telecommunication stock exposure since our last report. During the last six months, we established positions in Worldcom, Ameritech and SBC Communication. Worldcom is a well-known and widely held long distance and Internet provider. We purchased this stock because of the potential benefits of its merger with MCI as well as the synergy stemming from other recent acquisitions that should enable Worldcom to combine telephone and Internet services. We bought Ameritech and SBC Communication because we believed they were attractively valued and to increase the Fund's weighting in the telecommunications industry.

In addition, we sold several position in companies that we thought were fully valued or presented some fundamental or regulatory concerns relative to other more attractive investments. We sold our positions in Kansas City Power and Light Co., Cipsco and PacifiCorp. Kansas City Power and Light Co. was sold due to uncertainties regarding its proposed merger with Western Resources. We sold Cipsco because its merger was near completion and we felt there was little upside potential left. PacifiCorp was sold because of concerns that it may not complete its planned acquisition of the Energy Group, a European company.

In the bond portion of the Fund, we reduced some of the electric utility holdings and added to the telecommunication holdings based on favorable market spreads relative to electric utilities as well as favorable growth prospects for this rapidly expanding industry.


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                    5

In closing, thank you in advance for your attention and vote with regard to these important proposed changes for the Fund. We look forward to continuing to earn your trust in the years ahead.

Sincerely,


/s/ Heath B. McLendon                               /s/ Jack S. Levande


Heath B. McLendon                                   Jack S. Levande
Chairman                                            Vice President and
                                                    Investment Officer


March 10, 1998


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                         Net Asset Value
                      -----------------------
                      Beginning        End         Income       Capital Gain      Return        Total
Period Ended          of Period     of Period     Dividends     Distributions   of Capital    Returns(1)
========================================================================================================
1/31/98                $15.53        $16.22          $0.41          $0.60         $0.00         11.18%+
--------------------------------------------------------------------------------------------------------
7/31/97                 14.51         15.53           0.82           0.32          0.00         15.48
--------------------------------------------------------------------------------------------------------
7/31/96                 14.03         14.51           0.82           0.00          0.00          9.21
--------------------------------------------------------------------------------------------------------
7/31/95                 13.28         14.03           0.82           0.08          0.02         13.24
--------------------------------------------------------------------------------------------------------
7/31/94                 15.97         13.28           0.83           0.50          0.00         (8.99)
--------------------------------------------------------------------------------------------------------
Inception*-7/31/93      14.36         15.97           0.64           0.13          0.00         17.01+
========================================================================================================
Total                                                $4.34          $1.63         $0.02
========================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                            Net Asset Value
                        -----------------------
                        Beginning        End         Income       Capital Gain        Return        Total
Period Ended            of Period     of Period     Dividends     Distributions     of Capital    Returns(1)
============================================================================================================
1/31/98                  $15.52        $16.21          $0.37          $0.60           $0.00         10.95%+
------------------------------------------------------------------------------------------------------------
7/31/97                   14.51         15.52           0.75           0.32            0.00         14.88
------------------------------------------------------------------------------------------------------------
7/31/96                   14.02         14.51           0.75           0.00            0.00          8.78
------------------------------------------------------------------------------------------------------------
7/31/95                   13.28         14.02           0.76           0.08            0.02         12.62
------------------------------------------------------------------------------------------------------------
7/31/94                   15.97         13.28           0.75           0.50            0.00         (9.52)
------------------------------------------------------------------------------------------------------------
7/31/93                   14.83         15.97           0.80           0.15            0.00         14.69
------------------------------------------------------------------------------------------------------------
7/31/92++                 13.95         14.83           0.35           0.00            0.01         8.98+
------------------------------------------------------------------------------------------------------------
2/28/92                   13.21         13.95           0.84           0.15            0.03         13.63
------------------------------------------------------------------------------------------------------------
2/28/91                   12.93         13.21           0.90           0.10            0.00         10.46
------------------------------------------------------------------------------------------------------------
2/28/90                   12.09         12.93           0.90           0.21            0.00         16.34
------------------------------------------------------------------------------------------------------------
Inception*-2/28/89        12.00         12.09           0.57           0.15            0.00          6.80+
============================================================================================================
Total                                                  $7.74          $2.26           $0.06
============================================================================================================

================================================================================
Historical Performance -- Class C Shares
================================================================================

                            Net Asset Value
                       ------------------------
                       Beginning         End          Income        Capital Gain       Return         Total
Period Ended           of Period      of Period      Dividends      Distributions    of Capital     Returns(1)
==============================================================================================================
1/31/98                 $15.53         $16.22           $0.38           $0.60          $0.00          10.97%+
--------------------------------------------------------------------------------------------------------------
7/31/97                  14.51          15.53            0.75            0.32           0.00          15.01
--------------------------------------------------------------------------------------------------------------
7/31/96                  14.02          14.51            0.75            0.00           0.00           8.80
--------------------------------------------------------------------------------------------------------------
7/31/95                  13.28          14.02            0.76            0.08           0.02          12.62
--------------------------------------------------------------------------------------------------------------
7/31/94                  15.97          13.28            0.75            0.50           0.00          (9.52)
--------------------------------------------------------------------------------------------------------------
Inception*-7/31/93       15.17          15.97            0.39            0.02           0.00           8.08+
==============================================================================================================
Total                                                   $3.78           $1.52          $0.02
==============================================================================================================


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                    7

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                           Net Asset Value
                        -----------------------
                        Beginning        End         Income       Capital Gain      Return        Total
Period Ended            of Period     of Period     Dividends     Distributions   of Capital    Returns(1)
==========================================================================================================
1/31/98                  $15.56        $16.22         $0.43           $0.60         $0.00         11.08%+
----------------------------------------------------------------------------------------------------------
7/31/97                   14.52         15.56          0.85            0.32          0.00         15.88
----------------------------------------------------------------------------------------------------------
Inception*-7/31/96        14.88         14.52          0.71            0.00          0.00          2.28+
==========================================================================================================
Total                                                 $1.99           $0.92         $0.00
==========================================================================================================

================================================================================
Historical Performance -- Class Z Shares
================================================================================

                            Net Asset Value
                        -----------------------
                        Beginning        End         Income       Capital Gain        Return        Total
Period Ended            of Period     of Period     Dividends     Distributions     of Capital    Returns(1)
============================================================================================================
1/31/98                  $15.55        $16.26         $0.43           $0.60            $0.00        11.42%+
------------------------------------------------------------------------------------------------------------
7/31/97                   14.52         15.55          0.85            0.32            0.00         15.81
------------------------------------------------------------------------------------------------------------
7/31/96                   14.02         14.52          0.85            0.00            0.00          9.62
------------------------------------------------------------------------------------------------------------
7/31/95                   13.28         14.02          0.87            0.08            0.02         13.55
------------------------------------------------------------------------------------------------------------
7/31/94                   15.97         13.28          0.87            0.50            0.00         (8.78)
------------------------------------------------------------------------------------------------------------
Inception*-7/31/93        14.36         15.97          0.66            0.14            0.00         17.21+
============================================================================================================
Total                                                 $4.53           $1.64           $0.02
============================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================

                                                       Without Sales Charge(1)
                                         ---------------------------------------------------
                                         Class A    Class B    Class C    Class Y    Class Z
============================================================================================
Six Months Ended 1/31/98+                 11.18%     10.95%    10.97%      11.08%    11.42%
--------------------------------------------------------------------------------------------
Year Ended 1/31/98                        18.98      18.39     18.67       18.99     19.36
--------------------------------------------------------------------------------------------
Five Years Ended 1/31/98                   9.72       9.18       N/A         N/A     10.03
--------------------------------------------------------------------------------------------
Inception* through 1/31/98                10.54      10.83      8.88       12.61     10.87
============================================================================================

                                                        With Sales Charge(2)
                                         ---------------------------------------------------
                                         Class A    Class B    Class C    Class Y    Class Z
============================================================================================
Six Months Ended 1/31/98+                  5.61%      5.95%     9.97%      11.08%    11.42%
--------------------------------------------------------------------------------------------
Year Ended 1/31/98                        13.00      13.39     17.67       18.99     19.36
--------------------------------------------------------------------------------------------
Five Years Ended 1/31/98                   8.60       9.04       N/A         N/A     10.03
--------------------------------------------------------------------------------------------
Inception* through 1/31/98                 9.46      10.83      8.88       12.61     10.87
============================================================================================


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Return
================================================================================

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                             69.05%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/98)                            175.39
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                             52.89
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/98)                             31.65
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/98)                             71.68
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC charge is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
++ For the period from March 1, 1992 to July 31, 1992, which reflects a change in the fiscal year end of the Fund.
 * Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, March 28, 1988, February 4, 1993, October 9, 1995 and November 6, 1992, respectively.


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                    9

================================================================================
Historical Performance (unaudited)
================================================================================

                 GROWTH OF $10,000 INVESTED IN CLASS B SHARES OF
                       THE SMITH BARNEY UTILITIES FUND VS.
         STANDARD & POOR'S 500 INDEX AND LIPPER UTILITIES FUND AVERAGE+

--------------------------------------------------------------------------------
                           March 1988 -- January 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 SMITH BARNEY     STANDARD & POOR'S    LIPPER UTILITIES
                 UTILITIES FUND     500 INDEX           FUND AVERAGE

3/28/88             10,000            10,000               10,000
7/88                10,208            10,476               10,624
7/89                12,210            13,180               14,012
7/90                12,785            13,670               14,923
7/91                14,362            14,948               16,822
7/92                16,997            17,917               18,970
7/93                19,494            21,008               20,624
7/94                17,636            19,744               21,685
7/95                19,861            21,745               27,338
7/96                21,605            24,239               31,864
7/97                23,315            29,744               48,468
1/31/98             27,539            33,703               50,193


+ Hypothetical illustration of $10,000 invested in Class B shares at inception on March 28, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. Utilities Fund Average ("Lipper Utilities Fund Average") is composed of the Fund's peer group of mutual funds (11 funds as of January 31, 1998) investing in utilities securities. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Portfolio Highlights (unaudited)                                January 31, 1998
================================================================================

Portfolio Breakdown

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Agencies & Obligations                                     1.4%
Repurchase Agreement                                                       0.6%
Common Stock                                                              59.6%
Corporate Bonds and Notes                                                 38.4%

                                                                 Percentage of
Company                                                        Total Investments
--------------------------------------------------------------------------------
Top Five Equity Holdings
    FPL Group, Inc.                                                   5.1%
    Texas Utilities Co.                                               4.0
    Nipsco Inc.                                                       3.9
    New Centuries Energies Inc.                                       3.3
    Edison International                                              3.1

Top Five Bond Holdings
    MCI Communications Corp.                                          3.5
    GTE Corp.                                                         3.1
    Bellsouth Telecommunications Corp.                                2.8
    Pacific Bell                                                      2.8
    Century Telephone Enterprises, Inc.                               2.6


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                   11

====================================================================================================
Schedule of Investments (unaudited)                                                 January 31, 1998
====================================================================================================
   SHARES                                     SECURITY                                      VALUE
====================================================================================================
COMMON STOCK -- 59.6%
Electric & Gas -- 57.2%
     500,000   American Electric Power Co.                                            $   24,656,250
     250,000   Ameritech Corp.                                                            10,734,375
     500,000   Baltimore Gas & Electric Co.                                               15,187,500
     250,000   Carolina Power & Light                                                     10,156,250
     750,000   Cinergy Corp.+                                                             25,875,000
     600,000   Coastal Corp.                                                              34,800,000
     750,000   Consolidated Edison Co. of New York, Inc.                                  30,984,375
     300,000   Dominion Resources, Inc.                                                   11,962,500
     900,000   DPL, Inc.                                                                  16,481,250
     600,000   Duke Energy Corp.+                                                         32,512,500
   1,300,000   Edison International                                                       34,937,500
     211,000   El Paso Natural Gas                                                        13,490,813
     240,000   Equitable Resources, Inc.                                                   7,890,000
     850,000   FPL Group, Inc.                                                            48,768,750
     500,000   First Energy Corp.                                                         14,500,000
     360,000   Florida Progress Corp.                                                     13,792,500
     500,000   GPU Inc.                                                                   19,656,250
     750,000   Houston Industries, Inc.                                                   19,593,750
     100,000   Illinova Corp.                                                              2,918,750
     250,000   K N Energy Inc.                                                            12,562,500
     106,000   MCN Energy Corp.                                                            3,922,000
     850,000   Nipsco Inc.+                                                               43,403,125
     800,000   New Century Energies Inc.                                                  36,450,000
     144,800   Northern States Power Co.                                                   7,764,900
     265,000   Pacific Enterprises                                                         9,556,563
     500,000   Pinnacle West Capital Corp.                                                20,000,000
     200,000   SBC Communications, Inc.                                                   15,550,000
     350,000   SCANA Corp.                                                                 9,865,625
     500,000   Sierra Pacific Resources                                                   17,687,500
     750,000   Southern Co.                                                               18,234,375
     250,000   Southwest Gas Corp.                                                         4,453,125
   1,100,000   Texas Utilities Co.                                                        45,237,500
     150,000   Worldcom Inc.++                                                             5,371,875
----------------------------------------------------------------------------------------------------
                                                                                         638,957,401
----------------------------------------------------------------------------------------------------
Telephone -- 2.4%
    500,000    GTE Corp.                                                                  27,281,250
----------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost-- $497,348,793)                                                     666,238,651
====================================================================================================


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

====================================================================================================
Schedule of Investments (unaudited) (continued)                                     January 31, 1998
====================================================================================================
    FACE
   AMOUNT   RATINGS                              SECURITY                                   VALUE
====================================================================================================
CORPORATE BONDS AND NOTES -- 38.4%
Electric & Gas -- 19.8%
$ 30,000,000  AAA     Bell South Telecommunications Corp., 7.000% due 12/1/95         $   31,537,500
  21,000,000  AAA     Bell South Capital Funding, 7.120% due 7/15/07                      22,811,250
  12,000,000  Aa1*    Bell Telephone Co. Pennsylvania, 7.375% due 3/15/33                 12,210,000
   2,000,000  AA+     Citizens Utilities Co., 7.000% due 11/1/25                           2,077,500
                      Coastal Corp:
  10,000,000  BBB-      7.750% due 10/15/35                                               11,137,500
   3,500,000  BBB-      7.420% due  2/15/37                                                3,753,750
  22,000,000  BBB+    Columbia Gas Systems, Inc., 7.620% due 11/28/25                     23,292,500
                      Consolidated Edison:
   9,000,000  A+        7.100% due 2/1/28                                                  8,998,200
   5,000,000  A+        7.125% due 2/15/29                                                 5,018,750
  12,000,000  A       Equitable Resources, Inc.,  7.750% due 7/15/26                      13,440,000
                      Hydro-Quebec:
  10,000,000  A+        8.250% due 1/15/27                                                11,725,000
  12,500,000  A+        8.625% due 6/15/29                                                15,265,625
  10,000,000  BBB     Noble Affiliates, 7.250% due 8/1/07                                 10,375,000
   2,000,000  AA      Northern States Power Co., 7.375% due 12/1/26                        2,095,000
  10,000,000  A-      Pacific Gas Transmission, 7.800% due 6/1/25                         10,600,000
   4,000,000  A       PacifiCorp, 6.710% due 1/15/26                                       3,935,000
  16,000,000  Baa2*   South West Gas, 8.000% due 8/1/26                                   17,980,000
                      Southwestern Bell:
   5,000,000  AA        6.625% due  9/1/24                                                 4,868,750
   5,000,000  AA        7.375% due 7/15/27                                                 5,218,750
   5,000,000  BBB     Tennesse Valley Authority, 7.625% due 4/1/37                         5,456,250
----------------------------------------------------------------------------------------------------
                                                                                         221,796,325
----------------------------------------------------------------------------------------------------
Telephone -- 18.6%
                      Century Telephone Enterprises, Inc.:
  15,000,000  BBB+      8.250% due 5/1/24                                                 16,293,750
  13,000,000  BBB+      7.200% due 12/1/25                                                13,325,000
                      GTE Corp:
   5,000,000  A         8.750% due 11/1/21                                                 6,006,250
  10,000,000  A         7.830% due  5/1/23                                                10,462,500
  17,500,000  A         7.900% due  2/1/27                                                18,484,375
   6,000,000  A+      GTE Northwest, 7.875% due 6/1/26                                     6,420,000
                      MCI Communications Corp:
   8,000,000  A         7.750% due  3/15/24                                                8,280,000
  30,000,000  A         7.750% due  3/23/25                                               31,087,500
   5,000,000  A       Lucent Technologies Inc., 6.500% due 1/15/28                         4,931,250
                      NY Telephone:
  20,000,000  A+        7.000% due  8/15/25                                               20,025,000
   4,000,000  A+        7.000% due  12/1/33                                                4,060,000
                      Pacific Bell:
   5,000,000  AA-       7.500% due  2/1/33                                                 5,200,000
  25,000,000  AA-       7.375% due  7/15/43                                               26,125,000


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                   13

====================================================================================================
Schedule of Investments (unaudited) (continued)                                     January 31, 1998
====================================================================================================
    FACE
   AMOUNT   RATINGS                           SECURITY                                      VALUE
====================================================================================================
Telephone -- 18.6% (continued)
$ 10,000,000  BBB+    US West Capital Funding Inc., 7.950% due 2/1/07                 $   11,237,500
  26,500,000  A       US West Communications Group,  6.875% due 9/15/33                   25,936,874
----------------------------------------------------------------------------------------------------
                                                                                         207,874,999
----------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS & NOTES
                      (Cost -- $398,621,351)                                             429,671,324
====================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 1.4%
  15,000,000          U.S. Treasury Note, 6.375% due 8/15/27
                      (Cost -- $14,931,559)                                               16,122,450
====================================================================================================
REPURCHASE AGREEMENT -- 0.6%
   6,399,000          Goldman, Sachs & Co., 5.540% due 2/2/98;
                      Proceeds at maturity -- $6,401,954; (Fully
                      collateralized by U.S. Treasury Notes, 5.750% due 11/15/00;
                      Market value -- $6,530,042)                                          6,399,000
====================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $917,300,703**)                                        $1,118,431,425
====================================================================================================

 +   A portion of this security issue is on loan (See Note 5).
++   Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Statement of Assets and Liabilities (unaudited)                             January 31, 1998
============================================================================================
ASSETS:
   Investments, at value (Cost -- $917,300,703)                               $1,118,431,425
   Cash                                                                                  144
   Collateral for securities loaned (Note 5)                                      20,859,417
   Receivable for securities sold                                                  7,975,669
   Receivable for Fund shares sold                                                   200,881
   Dividends and interest receivable                                              10,505,658
--------------------------------------------------------------------------------------------
   Total Assets                                                                1,157,973,194
--------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities loaned (Note 5)                                         20,859,417
   Payable for securities purchased                                                8,985,680
   Dividends payable                                                               4,423,014
   Investment advisory fees payable                                                  405,145
   Administration fees payable                                                       180,094
   Distribution fees payable                                                         100,261
   Payable for Fund shares purchased                                                   9,439
   Accrued expenses                                                                  317,142
--------------------------------------------------------------------------------------------
   Total Liabilities                                                              35,280,192
--------------------------------------------------------------------------------------------
Total Net Assets                                                              $1,122,693,002
============================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                                 $       69,228
   Capital paid in excess of par value                                           889,101,605
   Overdistributed net investment income                                          (3,105,877)
   Accumulated net realized gains on security transactions                        35,497,324
   Net unrealized appreciation of investments                                    201,130,722
--------------------------------------------------------------------------------------------
Total Net Assets                                                              $1,122,693,002
============================================================================================
Shares Outstanding:
   Class A                                                                        16,059,435
   -----------------------------------------------------------------------------------------
   Class B                                                                        51,857,761
   -----------------------------------------------------------------------------------------
   Class C                                                                           571,515
   -----------------------------------------------------------------------------------------
   Class Y                                                                                88
   -----------------------------------------------------------------------------------------
   Class Z                                                                           739,539
   -----------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                     $16.22
   -----------------------------------------------------------------------------------------
   Class B*                                                                           $16.21
   -----------------------------------------------------------------------------------------
   Class C**                                                                          $16.22
   -----------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                     $16.22
   -----------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                     $16.26
   -----------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value per share)                          $17.07
============================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                   15

================================================================================
Statement of Operations (unaudited)
================================================================================
For the Six Months Ended January 31, 1998

INVESTMENT INCOME:
   Interest                                                         $ 17,106,377
   Dividends                                                          15,737,282
--------------------------------------------------------------------------------
   Total Investment Income                                            32,843,659
--------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                          3,636,017
   Investment advisory fees (Note 2)                                   2,614,565
   Administration fees (Note 2)                                        1,162,029
   Shareholder and system servicing fees                                 557,149
   Shareholder communications                                            109,504
   Registration fees                                                      40,000
   Audit and legal                                                        13,412
   Custody                                                                 8,015
   Trustees' fees                                                          7,521
   Pricing fees                                                            4,513
   Other                                                                   7,772
--------------------------------------------------------------------------------
   Total Expenses                                                      8,160,497
--------------------------------------------------------------------------------
Net Investment Income                                                 24,683,162
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                            480,585,861
      Cost of securities sold                                        428,190,680
--------------------------------------------------------------------------------
   Net Realized Gain                                                  52,395,181
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                            158,792,887
      End of period                                                  201,130,722
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            42,337,835
--------------------------------------------------------------------------------
Net Gain on Investments                                               94,733,016
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $119,416,178
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 1998 (unaudited) and the Year Ended July 31, 1997

                                                               1998                1997
============================================================================================
OPERATIONS:
   Net investment income                                   $   24,683,162     $   70,855,349
   Net realized gain                                           52,395,181         24,744,410
   Increase in net unrealized appreciation                     42,337,835        102,064,403
--------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                     119,416,178        197,664,162
--------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                      (27,785,801)       (72,735,428)
   Net realized gains                                         (41,461,407)       (33,068,047)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions To Shareholders                           (69,247,208)      (105,803,475)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sales                                     40,013,831         91,097,375
   Net asset value of shares issued for
      reinvestment of dividends                                51,225,006         81,248,229
   Cost of shares reacquired                                 (266,136,246)      (626,907,862)
--------------------------------------------------------------------------------------------
   Decrease In Net Assets
      From Fund Share Transactions                           (174,897,409)      (454,562,258)
--------------------------------------------------------------------------------------------
Decrease in Net Assets                                       (124,728,439)      (362,701,571)
NET ASSETS:
   Beginning of period                                      1,247,421,441      1,610,123,012
--------------------------------------------------------------------------------------------
   End of period*                                          $1,122,693,002     $1,247,421,441
============================================================================================
*  Includes overdistributed net investment income of:         $(3,105,877)           $(3,238)
============================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                   17

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Smith Barney Utilities Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the Fund and seven other separate investment funds: Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly known as the Smith Barney Tax-Exempt Income Fund), Smith Barney Exchange Reserve Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports except for the Smith Barney Premium Total Return Fund which will have a semi-annual report dated June 30, 1998.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are recorded on the identified cost basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays MMC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net asset. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended January 31, 1998, SB received sales charges of approximately $28,000 on sales of the Fund's Class A shares and brokerage commissions of $46,056.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year of purchase. For the six months ended January 31, 1998, CDSCs paid to SB were approximately:

                                                           Class B      Class C
================================================================================
CDSCs                                                     $656,000      $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class. For the six months ended January 31, 1998, total Distribution Plan fees incurred were as follows:

                                              Class A       Class B      Class C
================================================================================
Distribution Plan Fees                       $313,175     $3,290,553     $32,289
================================================================================

All officers and one Trustee of the Trust are employees of SB.


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                   19

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3.   Investments

During the six months ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $272,880,795
--------------------------------------------------------------------------------
Sales                                                                480,585,861
================================================================================

At January 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

================================================================================
Gross unrealized appreciation                                      $201,406,240
Gross unrealized depreciation                                          (275,518)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $201,130,722
================================================================================

4.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At January 31, 1998, the Fund loaned common stocks having a value of approximately $20,310,705 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
   Mercantile Bank, 5.656% due 2/2/98                                $ 1,747,357
   Svenska Banken, 5.594% due 2/2/98                                   1,397,742
Repurchase Agreements:
   Goldman, Sachs & Co., 5.540% due 2/2/98                            14,656,446
   Morgan Stanley, 5.650% due 2/2/98                                   3,057,872
--------------------------------------------------------------------------------
Total                                                                $20,859,417
================================================================================

6.   Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 1998, the Fund had no purchased call or put options outstanding.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                   21

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended January 31, 1998, the Fund had no written call or put options outstanding.

7.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At January 31, 1998, the Fund had no open futures contracts.

8.   Shares of Beneficial Interest

At January 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, specifically related to the distribution of its shares.

At January 31, 1998, total paid-in capital amounted to the following for each class:

                              Class A          Class B           Class C        Class Y        Class Z
========================================================================================================
Total Paid-in Capital      $217,287,718     $651,843,634       $8,657,817       $1,313       $11,380,351
========================================================================================================


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Transactions in shares of each class were as follows:

                                                   Six Months Ended                                Year Ended
                                                   January 31, 1998                               July 31, 1997
                                          ----------------------------------          ---------------------------------
                                             Shares               Amount                 Shares              Amount
=======================================================================================================================
Class A
Shares sold                                 1,654,678         $  26,226,852             3,016,148         $  44,679,765
Shares issued on reinvestment                 727,123            11,482,005             1,035,899            15,419,920
Shares redeemed                            (2,322,484)          (36,595,240)           (6,396,819)          (95,087,891)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                        59,317         $   1,113,617            (2,344,772)        $ (34,988,206)
=======================================================================================================================
Class B
Shares sold                                   656,151         $  10,427,230             1,887,342         $  28,062,045
Shares issued on reinvestment               2,441,676            38,540,239             4,302,881            64,064,587
Shares redeemed                           (12,520,845)         (197,070,908)          (35,244,383)         (522,898,114)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease                               (9,423,018)        $(148,103,439)          (29,054,160)        $(430,771,482)
=======================================================================================================================
Class C
Shares sold                                    42,430         $     682,703                87,875         $   1,301,475
Shares issued on reinvestment                  29,062               458,923                43,778               651,412
Shares redeemed                              (104,027)           (1,654,915)             (316,257)           (4,689,386)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease                                  (32,535)        $    (513,289)             (184,604)        $  (2,736,499)
=======================================================================================================================
Class Y
Shares sold                                   129,563         $   2,010,810             1,061,099         $  15,727,332
Shares issued on reinvestment                       5                    80                     7                   113
Shares redeemed                            (1,715,009)          (27,257,942)                 (169)               (2,436)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (1,585,441)        $ (25,247,052)            1,060,937         $  15,725,009
=======================================================================================================================
Class Z
Shares sold                                    41,898         $     666,236                89,172         $   1,326,758
Shares issued on reinvestment                  47,026               743,759                74,689             1,112,197
Shares redeemed                              (227,273)           (3,557,241)             (285,690)           (4,230,035)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease                                 (138,349)        $  (2,147,246)             (121,829)        $  (1,791,080)
=======================================================================================================================

9.   Concentration of Credit Risk

Because the Fund concentrates its investments in the utilities industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                   23

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                                    1998(1)         1997          1996          1995          1994          1993(2)
================================================================================================================================
Net Asset Value,
   Beginning of Period                            $15.53          $14.51        $14.03        $13.28        $15.97        $14.36
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.37            0.80          0.83          0.85          0.56          0.66
   Net realized and
      unrealized gain (loss)                        1.33            1.36          0.47          0.82         (1.92)         1.72
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                                  1.70            2.16          1.30          1.67         (1.36)         2.38
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.41)          (0.82)        (0.82)        (0.82)        (0.83)        (0.64)
   Net realized gains                              (0.60)          (0.32)           --         (0.08)        (0.50)        (0.13)
   Capital                                            --              --            --         (0.02)           --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (1.01)          (1.14)        (0.82)        (0.92)        (1.33)        (0.77)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $16.22          $15.53        $14.51        $14.03        $13.28        $15.97
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                       11.18%++        15.48%         9.21%        13.24%        (8.99)%       17.01%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)                         $261            $248          $266          $169           $41           $54
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         1.04%+          1.06%         1.04%         1.07%         1.07%         1.07%+
   Net investment income                            4.54+           5.29          5.55          6.36          5.54          5.67+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               24%             45%           58%           36%           28%           37%
--------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (3)                 $0.06           $0.06         $0.06            --            --            --
================================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                    1998(1)         1997          1996           1995           1994           1993
==================================================================================================================================
Net Asset Value,
   Beginning of Period                           $15.52          $14.51        $14.02         $13.28         $15.97         $14.83
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.34            0.73          0.77           0.78           0.75           0.79
   Net realized and
      unrealized gain (loss)                       1.32            1.35          0.47           0.82          (2.19)          1.30
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                                 1.66            2.08          1.24           1.60          (1.44)          2.09
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.37)          (0.75)        (0.75)         (0.76)         (0.75)         (0.80)
   Net realized gains                             (0.60)          (0.32)           --          (0.08)         (0.50)         (0.15)
   Capital                                           --              --            --          (0.02)            --             --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.97)          (1.07)        (0.75)         (0.86)         (1.25)         (0.95)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $16.21          $15.52        $14.51         $14.02         $13.28         $15.97
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      10.95%++        14.88%         8.78%         12.62%         (9.52)%        14.69%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)                        $841            $951        $1,310         $1,573         $1,823         $2,766
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.51%+          1.52%         1.55%          1.56%          1.54%          1.56%
   Net investment income                           4.10+           4.85          5.13           5.82           5.07           5.17
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              24%             45%           58%            36%            28%            37%
----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (2)                $0.06           $0.06         $0.06             --             --             --
==================================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                   25

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                1998(1)(2)        1997(2)         1996           1995(3)         1994          1993(4)
====================================================================================================================================
Net Asset Value,
   Beginning of Period                      $15.53            $14.51          $14.02         $13.28          $15.97        $15.17
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                      0.33              0.73            0.77           0.78            0.73          0.35
   Net realized and
      unrealized gain (loss)                  1.34              1.36            0.47           0.82           (2.17)         0.86
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.67              2.09            1.24           1.60           (1.44)         1.21
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.38)            (0.75)          (0.75)         (0.76)          (0.75)        (0.39)
   Net realized gains                        (0.60)            (0.32)             --          (0.08)          (0.50)        (0.02)
   Capital                                      --                --              --          (0.02)             --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.98)            (1.07)          (0.75)         (0.86)          (1.25)        (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $16.22            $15.53          $14.51         $14.02          $13.28        $15.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                 10.97%++          15.01%           8.80%         12.62%          (9.52)%        8.08%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $9,272            $9,381         $11,441         $3,925          $1,894          $252
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.47%+            1.47%           1.50%          1.51%           1.48%         1.49%+
   Net investment income                      4.13+             4.89            5.19           5.77            5.13          5.25+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         24%               45%             58%            36%             28%           37%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (5)           $0.06             $0.06           $0.06             --              --            --
====================================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(4)  For the period from February 4, 1993 (inception date) to July 31, 1993.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                  1998(1)(2)          1997         1996(3)
========================================================================================
Net Asset Value, Beginning of Period             $15.56            $14.52         $14.88
----------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                           0.38              0.83           0.64
   Net realized and unrealized gain (loss)         1.31              1.38          (0.29)
----------------------------------------------------------------------------------------
Total Income From Operations                       1.69              2.21           0.35
----------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.43)            (0.85)         (0.71)
   Net realized gains                             (0.60)            (0.32)            --
----------------------------------------------------------------------------------------
Total Distributions                               (1.03)            (1.17)         (0.71)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $16.22            $15.56         $14.52
----------------------------------------------------------------------------------------
Total Return                                      11.08%++          15.88%          2.28%++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                     $1           $24,676         $7,617
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        0.68%+            0.67%          0.78%+
   Net investment income                           5.00+             5.58           5.54+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                              24%               45%            58%
----------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions                    $0.06             $0.06          $0.06
========================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from October 9, 1995 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
Smith Barney Utilities Fund                                                   27

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Z Shares                                 1998(1)(2)        1997(2)         1996         1995(3)        1994         1993(4)
====================================================================================================================================
Net Asset Value,
   Beginning of Period                          $15.55            $14.52         $14.02       $13.28         $15.97       $14.36
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                          0.39              0.83           0.88         0.89           0.89         0.69
   Net realized and
      unrealized gain (loss)                      1.35              1.37           0.47         0.82          (2.21)        1.72
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                                1.74              2.20           1.35         1.71          (1.32)        2.41
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.43)            (0.85)         (0.85)       (0.87)         (0.87)       (0.66)
   Net realized gains                            (0.60)            (0.32)            --        (0.08)         (0.50)       (0.14)
   Capital                                          --                --             --        (0.02)            --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (1.03)            (1.17)         (0.85)       (0.97)         (1.37)       (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $16.26            $15.55         $14.52       $14.02         $13.28       $15.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                     11.42%++          15.81%          9.62%       13.55%         (8.78)%      17.21%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (millions)                        $12               $14            $15          $15            $11          $22
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       0.73%+            0.73%          0.78%        0.81%          0.69%        0.68%+
   Net investment income                          4.91+             5.63           5.90         6.58           5.92         6.06+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             24%               45%            58%          36%            28%          37%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (5)               $0.06             $0.06          $0.06           --             --           --
====================================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
(4)  For the period from November 6, 1992 (inception date) to July 31, 1993.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

Smith Barney                                                       SMITH BARNEY
Utilities Fund                                                     -------------
                                              A Member of Travelers Group [LOGO]

Trustees                               Investment Adviser
Lee Abraham                            Mutual Management Corp.
Allan J. Bloostein
Richard E. Hanson, Jr.                 Distributor
Heath B. McLendon                      Smith Barney Inc.

Officers                               Custodian
Heath B. McLendon                      PNC Bank, N.A.
Chairman and
Investment Officer                     Shareholder
                                       Servicing Agent
Lewis E. Daidone                       First Data Investors Services Group, Inc.
Senior Vice President                  P.O. Box 9134
and Treasurer                          Boston, MA 02205-9134

Jack S. Levande
Vice President and                     This report is submitted for the general
Investment Officer                     information of the shareholders of Smith
                                       Barney Utilities Fund. It is not
Thomas M. Reynolds                     authorized for distribution to
Controller                             prospective investors unless accompanied
                                       or preceded by a current Prospectus for
Christina T. Sydor                     the Fund, which contains information
Secretary                              concerning the Fund's investment
                                       policies and expenses as well as other
                                       pertinent information.


                                       Smith Barney
                                       Utilities Fund
                                       388 Greenwich Street
                                       New York, New York 10013

                                       www.smithbarney.com


                                       FD2175 3/98








--------------------------------------------------------------------------------




                                    [PHOTO]




--------------------------------------------------------------------------------

                                   Smith Barney
                                   High Income
                                   Fund
[PHOTO]
                                   ---------------------------------------------
                                   SEMI-ANNUAL REPORT
                                   ---------------------------------------------
                                   January 31, 1998


                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.(SM)

Smith Barney
High Income Fund

================================================================================

The Smith Barney High Income Fund seeks high current income by investing in high-yield corporate bonds, debentures and notes.


Smith Barney High Income Fund
Average Annual Total Returns
January 31, 1998

                                         Without Sales Charges*
                              --------------------------------------------------
                               Class A         Class B           Class C
================================================================================
Six-Month+                       5.33%           5.00%            5.02%
--------------------------------------------------------------------------------
One-Year                        13.35           12.71            12.76
--------------------------------------------------------------------------------
Five-Year                       11.09           10.52              N/A
--------------------------------------------------------------------------------
Ten-Year                          N/A            9.48              N/A
--------------------------------------------------------------------------------
Since Inception++               11.79            9.44            12.44
================================================================================

                                           With Sales Charges**
                              --------------------------------------------------
                               Class A         Class B           Class C
================================================================================
Six-Month+                       0.57%            0.50%           4.02%
--------------------------------------------------------------------------------
One-Year                         8.27             8.21           11.76
--------------------------------------------------------------------------------
Five-Year                       10.06            10.39             N/A
--------------------------------------------------------------------------------
Ten-Year                          N/A             9.48             N/A
--------------------------------------------------------------------------------
Since Inception++               10.82             9.44           12.44
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Inception dates for Class A, B and C shares are November 6, 1992, September 2, 1986 and August 24, 1994, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

As investors continue to sort out the potential negative impact on world economic growth from the large declines in both currencies and financial assets in the emerging markets of Asia and Latin America, we believe the markets will remain choppy. We will therefore continue to be even more selective in our investment process than in the past and maintain a meaningful percentage of stronger BB rated issues in the Fund's portfolio.

================================================================================
NASDAQ SYMBOL
================================================================================

                     Class A                      SHIAX
                     Class B                      SHIBX


================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter ........................................................    1

Historical Performance ....................................................    4

Smith Barney High Income Fund
at a Glance ...............................................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   16

Statement of Operations ...................................................   17

Statements of Changes in Net Assets .......................................   18

Notes to Financial Statements .............................................   19

Financial Highlights ......................................................   24

================================================================================
Shareholder Letter
================================================================================


[PHOTO]                                 [PHOTO]


HEATH B.                                JOHN C.
MCLENDON                                BIANCHI

Chairman                                Vice President and
                                        Investment Officer


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney High Income Fund ("Fund") for the period ended January 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Update

For the six months ended January 31, 1998, the Fund generated a total return of 5.33% for Class A shares, 5.00% for Class B shares, and 5.02% for Class C shares, respectively, excluding any sales charges. These results were below the average six-month total return of 5.89% for open-end, high yield funds as reported by Lipper Analytical Services Inc., an independent fund performance tracking organization. Our relatively higher quality orientation caused our performance to lag the high yield bond averages to a modest degree over the past six months. However, in light of the increased turbulence in a number of Asian economies, we remain committed to our strategy of emphasizing better quality issues. Moreover, we are pleased to report that during the past six months, the Fund's Class A shares received a top five-star overall rating from Morningstar Inc.,* a mutual fund research firm.

Over the past six months, the Fund paid income dividends totaling $0.5185 per Class B share; based on a net asset value (NAV) of $11.89 and a current monthly income dividend of $0.0854 per share, this equates to an annualized distribution rate of 8.62%.

Market and Economic Overview

The high yield bond market generated relatively strong performance over the past six months ended January 31, 1998 with total returns in excess of about 6.50% compared to the roughly 4% to 5% returns for intermediate U.S. Treasury securities and investment-grade corporate bonds and the roughly 6% to 9% returns for long-term U.S. Treasury securities and investment grade corporate bonds. (Intermediate-term usually refers to bonds with maturities of less than ten years and long-term bonds are generally considered to have maturities of ten or more years.)

The Salomon Smith Barney High Yield Market Index was up 6.79% for the past six months. (The Salomon Smith Barney High Yield Market Index is a broad-based measure and consists of cash-pay, deferred interest securities with remaining maturities of at least one year.) The lower-quality issues, or bonds rated CCC/Caa or less, generated the strongest total returns (i.e., a roughly 7%-8% range) in the past six months. This was not surprising given the strong performance of the U.S. stock markets. The lower-quality segment of the high yield bond market tends to more closely track the U.S. stock market than the higher quality segments of the high yield bond market.

After a relatively strong performance through the first three quarters of 1997, the high yield bond market

---------
* Morningstar Inc. proprietary ratings reflect historical risk-adjusted performance through 1/31/98. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. The Fund's Class A shares received a 5-star rating for the 3- and 5-year periods and overall, among 1383 and 797 taxable bond funds, respectively. Class B shares were rated 5-star for the 3- and 5-year periods and a 4-star rating overall in field of 1383 and 797 taxable bond funds, respectively. Class C shares were rated 5-star both overall and for the 3-year period among 1383 funds. The top ten percent of funds in any one category receive a 5-star rating.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  1
began to underperform U.S. Treasury securities in the fourth quarter as fears of an economic slowdown and lower corporate profits caused high yield bond premiums to increase versus the Treasury market. The greatest underperformance in the fourth quarter was among the lower quality issues. In periods of increasing economic uncertainty, the lower quality segments of the high yield market generally underperform due to their greater vulnerability to weaker economic conditions. The more interest-rate sensitive, higher-quality issues generated the strongest total returns as general interest rates declined.

By the start of the fourth quarter of 1997, the crisis in Asia had taken center stage with severe currency and financial market declines in a number of Asian countries potentially threatening economic stability not only throughout the Far Eastern region, but throughout the world. Asia represents more than 25% of world economic output and is a significant producer and consumer of a large number of products and services. Consequently, there was a dramatic increase in market volatility in the fourth quarter, especially in the world's stock markets. Many investors began to invest more aggressively in U.S. Treasury securities that are viewed as the ultimate safe haven during periods of economic uncertainty. Yet, despite this increasing uncertainty over economic growth and corporate profitability, the U.S. stock markets had another strong year with total returns in the 25% to 33% range.

In 1997, the U.S. high yield bond market responded favorably to the strength in the domestic stock and U.S. Treasury markets. During the year, a total of approximately $19 billion of new money flowed into open-end high yield mutual funds. In addition, there was increased demand for high yield securities by insurance companies and pension funds. The overall demand was significant enough to absorb a record total of over $120 billion of new high yield issues. Given this record new issuance, the high yield market now totals over $450 billion in size, representing a meaningful 25% of the entire U.S. corporate bond market.

Portfolio Strategy

We continue to believe that U.S. economic growth remains mixed and that many consumer-sensitive sectors will continue to experience fierce price competition. In addition, the significant problems in Asia could also put severe pressure on commodity goods prices as troubled Asian companies attempt to increase their exports to the rest of the world to make up for the expected economic declines in their own region. Moreover, we believe that a slowdown in overall world economic growth is inevitable as the severe economic decline in Asia sharply reduces demand for many U.S. and European products. Consequently, the first half of 1998 could see a slight increase in default rates among certain high yield bond issuers, especially weaker, more vulnerable companies that are already having difficulty competing.

We will therefore continue to avoid the sectors of the economy that are adversely affected by weak consumer spending trends as well as heavy pricing competition. In addition, we also plan to maintain our emphasis on economic sectors that are experiencing strong growth such as telecommunications, media, and cable television. However, we expect to remain overweighted in stronger-rated "B" and "BB" credits and avoid the weaker lower tier issues that are generally in the "CCC/Caa" rating category. As noted, we are more committed than ever to our conservative credit strategy because of the higher risks and uncertainty in today's financial markets.

Conclusion

As investors continue to sort out the potential negative impact on world economic growth from the large declines in both currencies and financial assets in the emerging markets of Asia and Latin America, we believe the markets will remain choppy. We will therefore continue to be even more selective in our investment process than in the past and maintain a meaningful percentage of stronger BB rated issues in the Fund's portfolio. We will remain focused on companies that should be less vulnerable to the crisis in Asia as well as other emerging markets that are having financial difficulties. In an environment where we


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
expect slower economic growth, the better quality high yield bonds should perform well. However, despite our general cautiousness, we will continue to take advantage of select high growth opportunities, especially in the telecommunications and media industries where total returns were the strongest in 1997.

In closing, we look forward to continuing to help you pursue your investment goals in the years to come.

Sincerely,



/s/ Heath B. McLendon               /s/ John C. Bianchi

Heath B. McLendon                   John C. Bianchi, CFA
Chairman                            Vice President and
                                    Investment Officer

February 18, 1998

================================================================================
Top Ten Holdings*                                         As of January 31, 1998
================================================================================

  1. Nextel Communications                                             3.6%
--------------------------------------------------------------------------------
  2. Cablevision Systems Corp.                                         3.4
--------------------------------------------------------------------------------
  3. Unisys Corp.                                                      3.1
--------------------------------------------------------------------------------
  4. Roger Cablesystems                                                3.0
--------------------------------------------------------------------------------
  5. HMH Properties Inc.                                               3.0
--------------------------------------------------------------------------------
  6. Iridium LLC Capital Corp.                                         2.0
--------------------------------------------------------------------------------
  7. Aes Corp.                                                         1.9
--------------------------------------------------------------------------------
  8. First Nationwide Parent Holdings Ltd.                             1.9
--------------------------------------------------------------------------------
  9. Metronet Communications                                           1.7
--------------------------------------------------------------------------------
 10. Airplanes Pass Through Trust                                      1.5
--------------------------------------------------------------------------------

* As a percentage of total corporate bonds and notes.




--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  3

====================================================================================================================================
Historical Performance -- Class A Shares
====================================================================================================================================

                                        Net Asset Value
                                   ---------------------------
                                    Beginning           End          Income        Capital Gain        Return            Total
Period Ended                        of Period        of Period      Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================
1/31/98                              $11.82           $11.89             $0.55            $0.00             $0.00             5.33%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               10.98            11.82              1.08             0.00              0.00            18.31
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.10            10.98              1.08             0.00              0.00             8.95
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                               11.16            11.10              1.05             0.00              0.07            10.28
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                               12.01            11.16              1.12             0.00              0.00             2.11
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93                  11.03            12.01              0.86             0.00              0.00            17.29+
====================================================================================================================================
   Total                                                                 $5.74            $0.00             $0.07
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class B Shares
====================================================================================================================================

                                        Net Asset Value
                                   ---------------------------
                                    Beginning           End          Income        Capital Gain        Return            Total
Period Ended                        of Period        of Period      Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================
1/31/98                              $11.83           $11.89             $ 0.52           $0.00             $0.00             5.00%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               10.99            11.83               1.02            0.00              0.00            17.72
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.11            10.99               1.02            0.00              0.00             8.41
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                               11.16            11.11               0.99            0.00              0.07             9.77
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                               12.01            11.16               1.06            0.00              0.00             1.60
------------------------------------------------------------------------------------------------------------------------------------
7/31/93                               11.15            12.01               1.10            0.00              0.00            18.55
------------------------------------------------------------------------------------------------------------------------------------
7/31/92                               10.05            11.15               1.11            0.00              0.06            23.86
------------------------------------------------------------------------------------------------------------------------------------
7/31/91                               10.59            10.05               1.27            0.00              0.02             8.82
------------------------------------------------------------------------------------------------------------------------------------
7/31/90                               13.36            10.59               1.61            0.00              0.01            (8.66)
------------------------------------------------------------------------------------------------------------------------------------
7/31/89                               14.01            13.36               1.53            0.00              0.00             6.60
------------------------------------------------------------------------------------------------------------------------------------
7/31/88                               14.26            14.01               1.54            0.04              0.00            10.06
====================================================================================================================================
   Total                                                                 $12.77           $0.04             $0.16
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class C Shares
====================================================================================================================================

                                        Net Asset Value
                                   ---------------------------
                                    Beginning           End          Income        Capital Gain        Return            Total
Period Ended                        of Period        of Period      Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================
1/31/98                              $11.84           $11.90             $0.52            $0.00             $0.00             5.02%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               11.00            11.84              1.03             0.00              0.00            17.77
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.11            11.00              1.03             0.00              0.00             8.56
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/95                  10.90            11.11              0.90             0.00              0.07            11.50+
====================================================================================================================================
   Total                                                                 $3.48            $0.00             $0.07
====================================================================================================================================

--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Historical Performance -- Class Y Shares
====================================================================================================================================

                                        Net Asset Value
                                   ---------------------------
                                    Beginning           End          Income        Capital Gain        Return            Total
Period Ended                        of Period        of Period      Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================
1/31/98                              $11.84           $11.91            $0.56            $0.00             $0.00             5.45%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               10.99            11.84             1.11             0.00              0.00            18.68
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.10            10.99             0.92             0.00              0.00             9.32
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/95                  10.88            11.10             0.03             0.00              0.07             2.91+
====================================================================================================================================
   Total                                                                $2.62            $0.00             $0.07
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class Z Shares
====================================================================================================================================

                                        Net Asset Value
                                   ---------------------------
                                    Beginning           End          Income        Capital Gain        Return            Total
Period Ended                        of Period        of Period      Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================
1/31/98                              $11.80           $11.83            $0.56            $0.00             $0.00             5.12%+
------------------------------------------------------------------------------------------------------------------------------------
7/31/97                               10.99            11.80             1.11             0.00              0.00            18.29
------------------------------------------------------------------------------------------------------------------------------------
7/31/96                               11.09            10.99             1.11             0.00              0.00             9.42
------------------------------------------------------------------------------------------------------------------------------------
7/31/95                               11.16            11.09             1.08             0.00              0.07            10.55
------------------------------------------------------------------------------------------------------------------------------------
7/31/94                               12.01            11.16             1.15             0.00              0.00             2.37
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 7/31/93                  11.03            12.01             0.88             0.00              0.00            17.47+
====================================================================================================================================
   Total                                                                $5.89            $0.00             $0.07
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

====================================================================================================================================
Average Annual Total Return
====================================================================================================================================

                                                                               Without Sales Charge(1)
                                                  ----------------------------------------------------------------------------------
                                                  Class A           Class B           Class C           Class Y            Class Z
====================================================================================================================================
Six Months Ended 1/31/98+                           5.33%             5.00%             5.02%             5.45%              5.12%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1/31/98                                 13.35             12.71             12.76             13.70              12.97
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 1/31/98                           11.09             10.52               N/A               N/A              11.26
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 1/31/98                             N/A               9.48               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/98                         11.79              9.44             12.44             12.66              11.98
====================================================================================================================================

                                                                                With Sales Charge(2)
                                                  ----------------------------------------------------------------------------------
                                                  Class A           Class B           Class C           Class Y            Class Z
====================================================================================================================================
Six Months Ended 1/31/98+                           0.57%             0.50%             4.02%             5.45%              5.12%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1/31/98                                  8.27              8.21             11.76             13.70              12.97
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 1/31/98                           10.06             10.39               N/A               N/A              11.26
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 1/31/98                              N/A              9.48               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/98                         10.82              9.44             12.44             12.66              11.98
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  5

================================================================================
Cumulative Total Return
================================================================================

                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                             79.32%
--------------------------------------------------------------------------------
Class B (1/31/88 through 1/31/98)                               147.26
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                             49.70
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/98)                             26.75
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/98)                             80.87
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC occurs. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, C, Y and Z shares are November 6, 1992, September 2, 1986, August 24, 1994, April 28, 1995 and November 6, 1992, respectively.

--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Smith Barney High Income Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the
Smith Barney High Income Fund vs. Salomon Brothers Intermediate-Term
High-Yield Index+
--------------------------------------------------------------------------------

                           January 1988--January 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                       Smith Barney                   Salomon Brothers
                      High Income Fund        Intermediate-Term High-Yield Index
                      ----------------        ----------------------------------
January\1988              $10,000                         $10,000
July\1988                 $10,185                         $10,844
July\1989                 $10,952                         $11,914
July\1990                 $10,126                         $11,386
July\1991                 $11,123                         $12,879
July\1992                 $13,876                         $16,044
July\1993                 $16,545                         $18,518
July\1994                 $16,809                         $19,112
July\1995                 $18,452                         $21,665
July\1996                 $20,004                         $23,620
July\1997                 $23,549                         $27,652
January\1998              $24,726                         $29,753



+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Salomon Brothers Intermediate-Term High-Yield Index includes cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



Industry Diversification*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Broadcasting                                 12.6%
Building/Construction                         3.5%
Communications                               10.2%
Electronics/Computers                         7.3%
Finance                                       7.3%
Medical                                       4.2%
Metal                                         2.7%
Oil & Natural Gas                             9.3%
Paper & Printing                              4.7%
Telecommunications                           12.9%
Other                                        25.3%

* As a percentage of total corporate bonds and notes.


Investment Breakdown**
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Preferred Stock                              5.7%
Repurchase Agreement                         8.6%
Other                                        2.5%
Corporate Bonds and Notes                   83.2%


** As a percentage of total investments.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  7

====================================================================================================================================
Schedule of Investments (unaudited)                                                                                 January 31, 1998
====================================================================================================================================

       FACE
      AMOUNT          RATINGS                                      SECURITY                                             VALUE
====================================================================================================================================
CORPORATE BONDS AND NOTES--83.2%
Aerospace/Defense -- 1.3%
        $16,025,000   BB      Airplanes Pass Through Trust, Corporate Collateralized Mortgage Obligation,
                                 Series D, 10.875% due 3/15/19                                                       $   18,168,824
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 10.5%
                              Cablevision Systems Corp., Sr. Sub. Debentures:
         23,875,000   B          9.875% due 2/15/13                                                                      26,798,967
          8,425,000   B          10.500% due 5/15/16                                                                      9,983,625
          3,725,000   B          9.875% due 4/1/23                                                                        4,162,687
          6,550,000   B       Celestica International, Sr. Sub. Notes, 10.500% due 12/31/06                               7,131,312
                              Century Communications, Sr. Notes:
          7,500,000   BB-        8.750% due 10/1/07                                                                       7,837,500
          2,300,000   BB-        8.375% due 12/15/07                                                                      2,346,000
         12,025,000   B       Comcast UK Cable, Sr. Sub. Debentures,
                                 step bond to yield 11.481% due 11/15/07                                                  9,935,656
          4,075,000   Ba3*    Le Groupe Videotron, Sr. Notes, 10.625% due 2/15/05                                         4,584,375
                              Marcus Cable Capital Corp., Sr. Discount Notes:
          4,850,000   Caa*       12.661% due 12/15/05                                                                     4,334,688
          5,700,000   B          Step bond to yield 11.392% due 8/1/04                                                    5,386,500
                              Rogers Cablesystems:
          5,800,000   BB-        Sr. Debentures, 10.000% due 12/1/07                                                      6,532,250
          6,651,000   BB+        Sr. Secured Debentures, 10.000% due 3/15/05                                              7,507,316
          6,900,000   B-         Sr. Secured Second Priority Debentures, 8.875% due 7/15/07                               7,003,500
         12,490,000   B          Sr. Sub. Debentures, 11.000% due 12/1/15                                                14,753,813
                              TV Azteca, Sr. Notes:
          6,350,000   NR         10.500% due 2/15/04                                                                      6,651,625
          9,350,000   AAA        10.500% due 2/15/07                                                                      9,887,625
                              United International Holdings Inc., Sr. Discount Notes:
         11,835,000   B-         Zero coupon bond to yield 13.293% due 11/15/99                                          10,459,181
          5,350,000   B-         Zero coupon bond to yield 14.714% due 11/15/99                                           4,728,063
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        150,024,683
------------------------------------------------------------------------------------------------------------------------------------
Building/Construction -- 3.0%
          3,000,000   NR      HMC Acquisition Properties Inc., Sr. Notes, 9.000% due 12/15/07                             3,172,500
                              HMH Properties Inc., Sr. Notes:
         26,320,000   AAA        9.500% due 5/15/05                                                                      28,261,100
          6,575,000   B-         8.875% due 7/15/07                                                                       6,969,500
          3,460,000   BB-     McDermott Inc., Sr. Sub. Notes, 9.375% due 7/15/06                                          3,728,150
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         42,131,250
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.5%
         11,865,000   BB      Clark USA Inc., Sr. Notes, 10.875% due 12/1/05                                             13,066,331
          6,025,000   B1*     NL Industries, Sr. Secured Notes, 11.750% due 10/15/03                                      6,725,406
          2,000,000   Ba3*    Terra Industries, Inc., Sr. Notes, Series B, 10.500% due 6/15/05                            2,160,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         21,951,737
------------------------------------------------------------------------------------------------------------------------------------
Communications -- 8.5%
         17,650,000   B3*     Clearnet Communications Inc., Sr. Discount Notes,
                                 step bond to yield 13.536% due 12/15/05                                                 14,428,875
         13,100,000   NR      Colt Telecom Group, Sr. Discount Notes,
                                 step bond to yield 11.374% due 12/15/06                                                 10,742,000
         10,375,000   B+      Fonorola Inc., Sr. Sub. Notes, 12.500% due 8/15/02                                         11,620,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                     January 31, 1998
====================================================================================================================================

       FACE
      AMOUNT          RATINGS                                      SECURITY                                             VALUE
====================================================================================================================================
Communications-- 8.5% (continued)
        $11,125,000   B-      Millicom International Cellular SA, Sr. Sub. Discount Notes,
                                 step bond to yield 13.500% due 6/1/06                                               $    8,552,344
                              Nextel Communications, Sr. Discount Notes:
         23,800,000   B3*        Step bond to yield 11.225% due 8/15/04                                                  22,788,500
         29,400,000   B-         Step bond to yield 9.968% due 9/15/07                                                   19,514,250
         13,850,000   NR      Nextlink Communications, Sr. Discount Notes, 12.500% due 4/15/06                           16,117,938
          9,550,000   NR      RSL Communications Ltd., 12.250% due 11/15/06                                              10,887,000
          4,700,000   B-      Satellites Mexicanos, Sr. Notes, 10.125% due 11/1/04                                        4,835,125
          6,275,000   B-      Wireless One Inc., Sr. Discount Notes, 13.000% due 10/15/03                                 1,482,469
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        120,968,501
------------------------------------------------------------------------------------------------------------------------------------
Containers -- 0.3%
          4,725,000   B       AEP Industries, Sr. Sub. Notes, 9.875% due 11/15/07                                         4,984,875
------------------------------------------------------------------------------------------------------------------------------------
Data Processing Management -- 0.5%
          6,600,000   B-      Integrated Health Services, Sr. Sub. Notes, 9.250% due 1/15/08                              6,930,000
------------------------------------------------------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 1.8%
          4,200,000   B       Goss Graphic System Inc., Sr. Sub. Notes, 12.000% due 10/15/06                              4,814,250
          7,050,000   B3*     Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02                                    7,305,562
          6,750,000   B+      Park-Ohio Industries, Sr. Sub. Notes, 9.250% due 12/1/07                                    7,070,625
          6,575,000   NR      Pharmaceutical Fine Chemical, Sr. Sub. Notes, 9.750% due 11/15/07                           6,772,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         25,962,687
------------------------------------------------------------------------------------------------------------------------------------
Electric/Generation -- 1.6%
                              Aes Corp., Sr. Sub. Notes:
          3,425,000   B+         10.250% due 7/15/06                                                                      3,784,625
          3,450,000   AAA        8.375% due 8/15/07                                                                       3,536,250
         15,325,000   B+         8.500% due 11/1/07                                                                      15,746,437
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,067,312
------------------------------------------------------------------------------------------------------------------------------------
Electric/Integrated -- 1.4%
          5,125,000   NR      Cleveland Electric Illuminator, Sr. Notes, 7.430% due 11/1/09                               5,368,437
          8,275,000   BB-     El Paso Electric, 1st Mortgage, 8.900% due 2/1/06                                           9,236,969
          5,050,000   BBB-    Niagara Mohawk Power, 1st Mortgage, 7.750% due 5/15/06                                      5,397,188
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         20,002,594
------------------------------------------------------------------------------------------------------------------------------------
Electric/Utilities -- 1.7%
                              Calpine Corp., Sr. Notes:
          9,835,000   BB-        10.500% due 5/15/06                                                                     10,769,325
          5,825,000   B-         8.750% due 7/15/07                                                                       6,014,312
          6,666,394   B+      Midland Cogeneration Venture Limited Partnership,
                                 Sr. Secured Lease Bond, Series C, 10.330% due 7/23/02                                    7,191,374
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,975,011
------------------------------------------------------------------------------------------------------------------------------------
Electronics/Computers -- 6.1%
         12,300,000   NR      Fairchild Semiconductor, Sr. Sub. Notes, 10.125% due 3/15/07 (a)                           13,099,500
          4,975,000   AAA     Flextronics International Ltd., Company Guarantee, 8.750% due 10/15/07 (a)                  5,037,188
          6,375,000   B-      Graphic Controls Corp., Sr. Sub. Notes, 12.000% due 9/15/05                                 7,171,875
          9,625,000   AAA     Paragon Health, Sr. Sub. Notes, 9.500% due 11/1/07                                         10,058,125

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                  9

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                     January 31, 1998
====================================================================================================================================

       FACE
      AMOUNT          RATINGS                                      SECURITY                                             VALUE
====================================================================================================================================
Electronics/Computers -- 6.1% (continued)
                              Unisys Corp., Sr. Notes:
        $15,350,000   B+         12.000% due 4/15/03                                                                 $   17,499,000
         15,000,000   B+         11.750% due 10/15/04                                                                    17,456,250
          2,475,000   AA-        7.875% due 4/1/08                                                                        2,481,188
         13,140,000   NR      Viasystem Inc., Sr. Sub. Notes, 9.750% due 6/1/07                                          13,682,025
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         86,485,151
------------------------------------------------------------------------------------------------------------------------------------
Environmental -- 0.5%
          6,950,000   B+      Allied Waste North America Inc., Sr. Sub. Notes, 10.250% due 12/1/06                        7,740,562
------------------------------------------------------------------------------------------------------------------------------------
Finance -- 6.1%
          8,000,000   B       Amersco Inc., Sr. Sub. Notes, 10.000% due 3/15/04                                           8,370,000
         19,905,000   B       First Nationwide Parent Holdings Ltd., Sr. Exchange Notes,
                                 12.500% due 4/15/03                                                                     22,666,819
          7,950,000   BBB     Intertek Finance PLC, Sr. Sub. Notes, 10.250% due 11/1/06                                   8,486,625
                              Ocwen Financial Corp., Notes:
          3,050,000   B+         11.875% due 10/1/03                                                                      3,454,125
          8,100,000   B-         10.875% due 6/15/05                                                                      8,940,375
          4,000,000   B+         12.000% due 6/15/05                                                                      4,435,000
          7,250,000   BB-     Pride Petroleum, Sr. Notes, 9.375% due 5/1/07                                               7,866,250
          8,125,000   NR      Sig Capital Trust, Company Guarantee, 9.500% due 8/15/27                                    8,419,531
          6,700,000   AAA     Veritas Capital Trust, Company Guarantee, 10.000% due 1/2/28                                7,102,000
          6,600,000   B       Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03                                    6,913,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         86,654,225
------------------------------------------------------------------------------------------------------------------------------------
Food and Beverage -- 1.5%
          3,425,000   B+      Ameriserv Food Distribution, Sr. Notes, 8.875% due 10/15/06                                 3,527,750
          6,950,000   NR      B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07                                           7,141,125
         10,975,000   B       Imperial Holly, Sr. Sub. Notes, 10.375% due 12/15/07                                       11,276,812
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         21,945,687
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government -- 0.5%
          6,675,000   NR      CIA Latino, Company Guarantee, 11.625% due 6/1/04 (a)                                       6,825,187
------------------------------------------------------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.8%
          5,500,000   B-      Pathmark Stores Inc., Debentures, 12.625% due 6/15/02                                       5,176,875
          3,000,000   Ba3*    Trizec Finance, Senior Notes, 10.875% due 10/15/05                                          3,401,250
          2,825,000   B-      Van de Kamp Inc., Sr. Sub. Notes, 12.000% due 9/15/05                                       3,142,813
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,720,938
------------------------------------------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 2.0%
          3,000,000   B       Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04                                            3,457,500
          6,300,000   B-      Courtyard by Marriott, Sr. Secured Notes, 10.750% due 2/1/08                                7,000,875
          1,025,000   BB-     Grand Casinos, 1st Mortgage, 10.125% due 8/15/07                                            1,117,250
          6,025,000   BB+     Mohegan Tribal Gaming Authority, Sr. Secondary Notes,
                                 13.500% due 11/15/02                                                                     7,802,375
          6,975,000   B       Showboat Inc., Sr. Sub. Notes, 13.000% due 8/1/09                                           8,483,344
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         27,861,344
------------------------------------------------------------------------------------------------------------------------------------
Machinery -- 1.2%
          3,775,000   B-      Alvey Systems, Sr. Sub. Notes, 11.325% due 1/31/03                                          3,959,031
         12,027,000   B       Terex Corp., Sr. Notes, 13.250% due 5/15/02                                                13,770,915
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         17,729,946
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                     January 31, 1998
====================================================================================================================================

       FACE
      AMOUNT          RATINGS                                      SECURITY                                             VALUE
====================================================================================================================================
Medical -- 3.5%
        $ 6,850,000   B-      Extendicare Health, Sr. Sub. Notes, 9.350% due 12/15/07                                $    7,175,375
          6,175,000   AAA     Fisher Scientific, Sr. Sub. Notes, 9.000% due 2/1/08                                        6,337,094
         12,950,000   NR      ICN Pharmaceutical Inc., Sr. Notes, 9.250% due 8/15/07                                     13,791,750
          8,475,000   B       Magellan Health Services, Sr. Sub. Notes, 11.250% due 4/15/04                               9,460,219
                              Tenet Healthcare:
          5,500,000   Ba1*       Sr. Notes, 8.000% due 1/15/05                                                            5,692,500
          6,900,000   Ba3*       Sr. Sub. Notes, 8.625% due 1/15/07                                                       7,262,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         49,719,188
------------------------------------------------------------------------------------------------------------------------------------
Metal -- 2.2%
         13,315,000   B-      Haynes International Inc., Sr. Notes, 11.625% due 9/1/04                                   15,328,894
          6,700,000   B       Kaiser Aluminum & Chemical, Sr. Notes, 12.750% due 2/1/03                                   7,194,125
          3,900,000   B-      Koppers Industry, Sr. Notes, 9.875% due 12/1/07                                             4,104,750
          4,660,000   BB-     UCAR Global Enterprises Inc., Sr. Sub. Notes, 12.000% due 1/15/05                           5,254,150
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         31,881,919
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.6%
          7,350,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due 11/1/06                             8,094,188
------------------------------------------------------------------------------------------------------------------------------------
Oil & Natural Gas -- 7.7%
                              Clark R & M Holdings Inc., Sr. Notes:
          2,925,000   BB         8.375% due 11/15/07                                                                      2,983,500
          3,250,000   B+         8.375% due 11/15/07                                                                      3,302,811
          3,425,000   B-      COHO Energy, Sr. Sub. Notes, 8.875% due 10/15/07                                            3,446,406
         12,450,000   B+      Dawson Production Services, Sr. Notes, 9.375% due 2/1/07                                   13,134,750
          5,400,000   CCC+    Deeptech International, Sr. Notes, 12.000% due 12/15/00                                     5,771,250
          6,600,000   NR      Canadian Forest Oil, Sr. Sub. Notes, 8.750% due 9/15/07                                     6,682,500
         10,520,000   Ba3*    Gulf Canada Resources, Sub. Debentures, 9.625% due 7/1/05                                  11,414,200
          7,600,000   B-      ICO Inc., Sr. Notes, 10.375% due 6/1/07                                                     8,284,000
          2,000,000   AAA     Ocean Energy, Company Guarantee, 9.750% due 10/1/06                                         2,190,000
         14,525,000   B+      Parker Drilling, Sr. Notes, 9.750% due 11/15/06                                            15,759,625
          8,600,000   BB-     Santa Fe Energy Resources, Sr. Sub. Debentures, 11.000% due 5/15/04                         9,374,000
          5,525,000   B-      Stone Energy Corp., Company Guarantee, 8.750% due 9/15/07                                   5,718,375
                              Telesystems International Wireless, Sr. Discount Notes:
         17,025,000   B-         Step bond to yield 12.838% due 6/30/07                                                  11,257,780
          5,200,000   B-         Step bond to yield 10.513% due 11/1/07                                                   3,100,500
          7,225,000   B       United Meridian Corp., Sr. Sub. Notes, 10.375% due 10/15/05                                 7,893,312
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        110,313,009
------------------------------------------------------------------------------------------------------------------------------------
Packaging & Containers -- 0.6%
          1,500,000   B-      Gaylord Container Corp., Sr. Sub. Debentures, 12.750% due 5/15/05                           1,612,500
          7,000,000   B       Huntsman Packaging, Sr. Sub. Notes, 9.125% due 10/1/07                                      7,245,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,857,500
------------------------------------------------------------------------------------------------------------------------------------
Paper & Printing -- 3.9%
          2,310,000   B-      American Pad & Paper Co., Inc., Sr. Sub. Notes, 13.000% due 11/15/05                        2,543,887
          5,000,000   B-      Axiohm Transaction Solution, Sr. Sub. Notes, 9.375% due 10/1/07                             5,125,000
         12,450,000   BB      Indah Kiat International Finance Co., Sr. Secured Notes,
                                 11.875% due 6/15/02                                                                     10,675,875
         14,175,000   B+      SD Warren Co., Sr. Sub. Notes, 12.000% due 12/15/04                                        15,876,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 11

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                     January 31, 1998
====================================================================================================================================

       FACE
      AMOUNT          RATINGS                                      SECURITY                                             VALUE
====================================================================================================================================
Paper & Printing-- 3.9% (continued)
        $ 7,600,000   BB      Tjiwi Kimia International, Sr. Notes, 13.250% due 8/1/01                               $    6,621,500
         19,575,000   AAA     UIH Australia Inc., Sr. Discount Notes,
                                 step bond to yield 13.826% due 5/15/06                                                  13,922,719
          2,100,000   Ba2*    UIH Australia Pacific ST, step bond to yield 12.775% due 5/15/06                            1,493,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         56,258,606
------------------------------------------------------------------------------------------------------------------------------------
Resort -- 0.6%
          7,650,000   B       Signature Resorts Inc., Sr. Sub. Notes, 9.750% due 10/1/07                                  7,860,375
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 1.3%
          7,500,000   B+      Container Corp. of America, Guaranteed Sr. Notes, 11.250% due 5/1/04                        8,231,250
         13,975,000   NR      McLeod Inc., Sr. Discount Notes, step bond to yield 10.625% due 3/1/07                     10,708,344
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         18,939,594
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 10.7%
          7,100,000   NR      Allegiance Telephone, Units, 11.750% due 2/15/08                                            3,993,750
          5,950,000   NR      Esprit Telecommunications, Sr. Notes, 11.500% due 12/15/07 (a)                              6,396,250
          3,750,000   AAA     Facilicom International, Sr. Notes, 10.500% due 1/15/08                                     3,890,625
          6,775,000   NR      Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07                                    7,588,000
         15,300,000   B-      Intermedia Communications, Sr. Discount Notes,
                                 step bond to yield 11.752% due 5/15/06                                                  12,373,875
                              Iridium LLC Capital Corp., Sr. Notes:
          5,475,000   B-         13.000% due 7/15/05                                                                      5,933,531
         16,075,000   B-         14.000% due 7/15/05                                                                     18,084,375
                              Metronet Communications, Sr. Notes:
          3,025,000   B-         Sr. Discount Notes, step bond to yield 10.750% due 11/1/07                               1,954,906
         15,425,000   NR         Sr. Notes, 12.000% due 8/15/07                                                          17,700,188
                              Netia Holdings, Company Guarantee:
          7,100,000   AAA        10.250% due 11/1/07                                                                      7,144,375
          3,000,000   AAA        Step bond to yield 11.533% due 11/1/07                                                   1,961,250
          7,475,000   NR      Pagemart Nationwide, Sr. Notes, step bond to yield 13.243% due 2/1/05                       6,578,000
         17,825,000   NR      Pagemart Wireless, Sr. Discount Notes,
                                 step bond to yield 11.250% due 2/1/08                                                   10,784,125
         12,405,000   D       Primus Telecommunications, Sr. Notes, 11.750% due 8/1/04                                   13,816,069
                              Qwest Communication:
         16,125,000   B+         Sr. Discount Notes, step bond to yield 9.379% due 10/15/07                              11,408,438
          5,600,000   NR         Sr. Notes, 10.875% due 4/1/07                                                            6,475,000
                              RCN Corp.:
         15,185,000   NR         Sr. Discount Notes, step bond to yield 10.995% due 10/15/07                             10,230,894
          6,000,000   NR         Sr. Notes, 10.000% due 10/15/07                                                          6,435,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        152,748,651
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 1.3%
         12,550,000   BB      GS Superhighway, Sr. Notes, 10.250% due 8/15/07                                            10,071,375
          7,575,000   BB-     Sea Containers Ltd., Sr. Sub. Debentures, 12.500% due 12/1/04                               8,607,094
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         18,678,469
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS AND NOTES
                              (Cost -- $1,133,769,620)                                                                1,188,482,013
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                     January 31, 1998
====================================================================================================================================

       FACE
      AMOUNT                                                         SECURITY                                             VALUE
====================================================================================================================================
FOREIGN BONDS -- 1.3%
Containers -- 0.3%
          8,425,000 (b)       Impress Metal Inc., Sr. Sub. Notes, 9.875% due 5/29/07                                 $    4,885,394
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 1.0%
          2,125,000 (b)       Colt Telecommunication Corp., Sr. Notes, 10.125% due 11/30/07                               3,700,214
         11,250,000 (b)       Esprit Telecommunication Inc., Sr. Notes, 11.500% due 12/15/07                              6,538,909
          6,850,000 (b)       Texon International Corp., Sr. Notes, 10.000% due 2/1/08                                    3,911,208
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,150,331
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN BONDS
                              (Cost-- $18,797,526)                                                                       19,035,725
====================================================================================================================================
      SHARES                                                       SECURITY                                             VALUE
====================================================================================================================================
COMMON STOCK -- 0.3%
Communications -- 0.1%
             42,063           Nextel Communications Inc.                                                                  1,148,846
------------------------------------------------------------------------------------------------------------------------------------
Health Care -- 0.2%
             56,172           Tyco International Ltd.                                                                     2,492,633
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCK
                              (Cost-- $2,730,146)                                                                         3,641,479
====================================================================================================================================
PREFERRED STOCK -- 5.7%
Broadcasting -- 3.7%
             45,407           Time Warner Inc., Series K, Exchanged 10.250% (a)                                          52,445,085
------------------------------------------------------------------------------------------------------------------------------------
Electronics/Computers -- 0.3%
            176,918           Viasystem                                                                                   3,693,175
------------------------------------------------------------------------------------------------------------------------------------
Finance -- 0.9%
            491,300           California Federal Bank Preferred Capital                                                  13,142,275
------------------------------------------------------------------------------------------------------------------------------------
Oil Refining -- 0.3%
              3,500           Clark USA Inc.                                                                              3,815,000
------------------------------------------------------------------------------------------------------------------------------------
Publishing -- 0.0%
              1,355           Primedia Inc. Payment-in-kind                                                                 144,677
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.5%
              6,611           IXC Communication Inc. (a)                                                                  7,867,358
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost -- $75,593,653)                                                                      81,107,570
====================================================================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.6%
Automobiles/Trucking -- 0.6%
            160,100           Navistar International Series G, Convertible $6.00                                          8,115,069
------------------------------------------------------------------------------------------------------------------------------------
Finance -- 0.0%
              2,098           Ameriking Inc. Unit                                                                            56,646
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost -- $8,978,432)                                                                        8,171,715
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 13

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                     January 31, 1998
====================================================================================================================================

      SHARES                                                       SECURITY                                             VALUE
====================================================================================================================================
WARRANTS -- 0.3%
Broadcasting -- 0.0%
             13,350           Australis Holdings, Expire 10/30/01 (c)                                                $            0
              1,000           Australis Holdings, Expire 5/15/03 (c)                                                              0
             19,575           UIH Australia, Expire 5/15/06 (c)                                                             234,900
              5,925           Wireless One Inc., Expire 10/15/03 (c)                                                          1,481
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            236,381
------------------------------------------------------------------------------------------------------------------------------------
Communications -- 0.0%
             65,340           Clearnet Communications, Expire 9/15/05 (c)                                                   392,040
             18,522           Nextel Communications Inc., Expire 4/25/99 (c)                                                 11,628
              9,550           RSL Communications Ltd., Expire 11/15/06 (c)                                                  382,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            785,668
------------------------------------------------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 0.0%
            213,479           Trump Castle Hotel & Casino, Expire 9/15/00 (c)                                                     0
------------------------------------------------------------------------------------------------------------------------------------
Paper & Printing -- 0.0%
              8,025           SD Warren Co., Expire 12/15/06 (c)                                                            141,240
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 0.3%
             10,375           Globalstar LP, Expire 2/15/04 (c)                                                           1,213,875
             10,475           Iridium LLC Capital Corp., Expire 7/15/05 (c)                                               1,466,500
            154,250           Metronet Communications, Expire 8/15/07 (c)                                                   308,500
             18,375           Page Wireless Equipment, Expire 12/31/03 (c)                                                  163,078
             37,490           Pagemart Inc., Expire 12/31/03 (c)                                                            281,175
             12,405           Primus Telecommunication Group, Expire 8/1/04 (c)                                             248,100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,681,228
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL WARRANTS
                              (Cost-- $1,711,570)                                                                         4,844,517
====================================================================================================================================

       FACE
      AMOUNT                                                       SECURITY                                             VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 8.6%
       $123,164,000           Goldman, Sachs & Co., 5.540% due 2/2/98;
                              Proceeds at Maturity -- $123,220,861; (Fully collateralized by U.S. Treasury Notes, 5.750% due 11/15/00;
                              Market value -- $125,686,214)
                              (Cost-- $123,164,000)                                                                     123,164,000
------------------------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100%
                              (Cost-- $1,364,744,947**)                                                              $1,428,447,019
====================================================================================================================================

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)  Represents local currency.
(c)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See page 15 for definition of ratings.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================


All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Services, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's letter ratings may be modified by the addition of a plus (+) or minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

AAA                           --   Debt rated "AAA" has the highest rating
                                   assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA                            --   Debt rated "AA" has a very strong capacity to
                                   pay interest and repay principal and differs from the highest rated issue only in a small degree.

BBB                           --   Bonds rated "BBB" are regarded as having an
                                   adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC                 --   Bonds rated "BB" and "B" are regarded, on
                                   balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D                             --   Bonds rated "D" are in default, and payment
                                   of interest and/or repayment of principal is in arrears.


Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from "Baa" through "Caa". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Baa                           --   Bonds rated "Baa" are considered to be medium
                                   grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba                            --   Bonds that are rated "Ba" are judged to have
                                   speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well characterize bonds in this class.

B                             --   Bonds that are rated "B" generally lack
                                   characteristics of desirable investments.
                                   Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa                           --   Bonds that are rated "Caa" are of poor
                                   standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR                            --   Indicates that the bond is not rated by
                                   Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 15

=========================================================================================
Statement of Assets and Liabilities (unaudited)                          January 31, 1998
=========================================================================================
ASSETS:
     Investments, at value (Cost-- $1,364,744,947)                        $ 1,428,447,019
     Cash                                                                             290
     Interest receivable                                                       26,402,113
     Receivable for securities sold                                             8,952,962
     Receivable for Fund shares sold                                            5,904,500
     Receivable for open forward foreign currency contracts (Note 8)              567,705
     Dividend receivable                                                          243,152
-----------------------------------------------------------------------------------------
     Total Assets                                                           1,470,517,741
-----------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                          27,630,425
     Dividends payable                                                         10,529,292
     Investment advisory fees payable                                             561,919
     Administration fees payable                                                  224,767
     Distribution fees payable                                                     84,771
     Payable for Fund shares purchased                                              5,448
     Accrued expenses                                                             286,251
-----------------------------------------------------------------------------------------
     Total Liabilities                                                         39,322,873
-----------------------------------------------------------------------------------------
Total Net Assets                                                          $ 1,431,194,868
=========================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                           $       120,351
     Capital paid in excess of par value                                    1,559,243,465
     Overdistributed net investment income                                     (1,858,129)
     Accumulated net realized loss from security transactions, options,
        futures contracts and foreign currencies                             (190,577,039)
     Net unrealized appreciation of investments and foreign currencies         64,266,220
-----------------------------------------------------------------------------------------
Total Net Assets                                                          $ 1,431,194,868
=========================================================================================
Shares Outstanding:
     Class A                                                                   37,914,726
     ------------------------------------------------------------------------------------
     Class B                                                                   62,750,178
     ------------------------------------------------------------------------------------
     Class C                                                                    5,013,305
     ------------------------------------------------------------------------------------
     Class Y                                                                   14,664,150
     ------------------------------------------------------------------------------------
     Class Z                                                                        9,051
     ------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                $11.89
     ------------------------------------------------------------------------------------
     Class B *                                                                     $11.89
     ------------------------------------------------------------------------------------
     Class C **                                                                    $11.90
     ------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                $11.91
     ------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                $11.83
     ------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
     (net asset value plus 4.71% of net asset value per share)                     $12.45
=========================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

==========================================================================================
Statement of Operations (unaudited)              For the Six Months Ended January 31, 1998
==========================================================================================
INVESTMENT INCOME:
     Interest                                                                 $ 61,760,042
     Dividends                                                                   4,520,196
------------------------------------------------------------------------------------------
     Total Investment Income                                                    66,280,238
------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                                  3,370,892
     Investment advisory fees (Note 2)                                           3,365,955
     Administration fees (Note 2)                                                1,346,382
     Shareholder and system servicing fees                                         445,363
     Registration fees                                                              90,246
     Shareholder communications                                                     39,107
     Custody                                                                        22,862
     Audit and legal                                                                19,052
     Trustees' fees                                                                 12,534
     Other                                                                          13,517
------------------------------------------------------------------------------------------
     Total Expenses                                                              8,725,910
------------------------------------------------------------------------------------------
Net Investment Income                                                           57,554,328
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES 3, 5, 6 AND 8):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                 11,284,625
        Options purchased                                                       (1,044,944)
        Futures contracts                                                         (967,938)
        Foreign currency transactions                                               51,356
------------------------------------------------------------------------------------------
     Net Realized Gain                                                           9,323,099
------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments
     and Foreign Currencies:
        Beginning of period                                                     63,292,186
        End of period                                                           64,266,220
------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                       974,034
------------------------------------------------------------------------------------------
Net Gain on Investments, Options, Futures Contracts and Foreign Currencies      10,297,133
------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                        $ 67,851,461
==========================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 17

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended January 31, 1998 (unaudited) and the Year Ended July 31, 1997

                                                                            1998               1997
=========================================================================================================
OPERATIONS:
     Net investment income                                             $    57,554,328    $   105,547,558
     Net realized gain                                                       9,323,099         15,929,257
     Increase in net unrealized appreciation                                   974,034         67,808,223
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                 67,851,461        189,285,038
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (60,337,760)      (104,694,362)
---------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                      (60,337,760)      (104,694,362)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                      316,271,606        518,083,066
     Net asset value of shares issued for
        reinvestment of dividends                                           22,186,208         49,296,162
     Cost of shares reacquired                                            (203,596,273)      (327,525,297)
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                                            134,861,541        239,853,931
---------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     142,375,242        324,444,607

NET ASSETS:
     Beginning of period                                                 1,288,819,626        964,375,019
---------------------------------------------------------------------------------------------------------
     End of period*                                                    $ 1,431,194,868    $ 1,288,819,626
=========================================================================================================
* Includes undistributed (overdistributed) net investment income of:       $(1,858,129)          $873,947
=========================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney High Income Fund ("Fund"), a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney Convertible Fund, Smith Barney Municipal High Income Fund (formerly known as Smith Barney Tax-Exempt Income Fund), Smith Barney Diversified Strategic Income Fund, Smith Barney Utilities Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports with the exception of the Smith Barney Premium Total Return Fund which will have a semi-annual report dated June 30, 1998.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, approximates value; (e) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) gains or losses on the sale of securities are recorded by using the specific identification method;
(i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At July 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $23,975,095 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.



--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 19

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares and primary broker for its portfolio agency transactions. For the six months ended January 31, 1998, SB received sales charges of approximately $582,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended January 31, 1998, CDSCs paid to SB were approximately:

                                      Class A         Class B        Class C
================================================================================
CDSCs                                 $1,000         $488,000         $8,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45%, respectively, of the average daily net assets for each class. For the six months ended January 31, 1998, total Distribution Plan fees incurred were:

                                      Class A         Class B        Class C
================================================================================
Distribution Plan Fees                $543,101       $2,648,683       $179,108
================================================================================

All officers and one Trustee of the Trust are employees of SB.

3.   Investments

During the six months ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $664,710,312
--------------------------------------------------------------------------------
Sales                                                               512,892,538
================================================================================

At January 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 93,875,222
Gross unrealized depreciation                                       (30,173,150)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 63,702,072
================================================================================

4.   Capital Loss Carryforward

At July 31, 1997, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $199,831,000 available, to offset future realized capital gains. To the extent that these capital carryforward losses are used to offset realized capital gains, it is probable that the gains so offset will not be distributed. The following capital loss carryforward amounts expire on July 31 in the year indicated below:

                                                                   Carryforward
Year                                                                 Amounts
================================================================================
1998                                                               $68,550,000
1999                                                                84,656,000
2000                                                                 9,861,000
2003                                                                13,404,000
2004                                                                23,360,000
================================================================================

--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

5.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 1998, the Fund had no open futures contracts.

6.   Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 1998, the Fund had no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended January 31, 1998, the Fund did not write any options.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 21

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7.   Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8.   Forward Foreign Currency Contracts

At January 31, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflect in the accompanying financial statements were as follows:

                                                      Local           Market         Settlement           Unrealized
Foreign Currency                                    Currency           Value            Date                 Gain
=====================================================================================================================
To Sell:
British Pound                                       2,117,137       $3,437,470          5/26/98             $104,861
German Deutschemark                                 9,736,070        5,335,019           3/2/98              181,794
German Deutschemark                                11,250,000        6,170,468          3/18/98              207,083
German Deutschemark                                 6,850,000        3,757,129          3/18/98               73,967
=====================================================================================================================
Total Unrealized Gain on
   Forward Foreign Currency Contracts                                                                       $567,705
=====================================================================================================================

9.   Shares of Beneficial Interest

At January 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

At January 31, 1998, total paid-in capital amounted to the following for each class:

                             Class A                 Class B                  Class C             Class Y               Class Z
==================================================================================================================================
Total Paid-in Capital      $447,252,810             $887,203,437            $57,273,033          $165,275,637          $2,358,899
==================================================================================================================================



--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Transactions in shares of each class were as follows:

                                         Six Months Ended                    Year Ended
                                         January 31, 1998                  July 31, 1997
                                   ---------------------------     -----------------------------
                                      Shares         Amount           Shares          Amount
================================================================================================
Class A
Shares sold                         7,282,354    $  86,530,598       11,251,248    $ 128,184,460
Shares issued on reinvestment         778,890        9,193,608        1,783,139       20,333,664
Shares redeemed                    (6,012,320)     (71,583,144)      (8,215,949)     (93,966,990)
------------------------------------------------------------------------------------------------
Net Increase                        2,048,924    $  24,141,062        4,818,438    $  54,551,134
================================================================================================
Class B
Shares sold                         8,996,876    $ 106,955,094       14,926,125    $ 170,353,508
Shares issued on reinvestment         944,209       11,150,301        2,193,852       25,024,236
Shares redeemed                    (4,741,209)     (56,310,156)     (10,519,955)    (119,922,846)
------------------------------------------------------------------------------------------------
Net Increase                        5,199,876    $  61,795,239        6,600,022    $  75,454,898
================================================================================================
Class C
Shares sold                         1,507,458    $  17,936,091        2,371,080    $  27,157,044
Shares issued on reinvestment          87,675        1,036,534          149,311        1,707,734
Shares redeemed                      (334,685)      (3,987,104)        (681,148)      (7,785,579)
------------------------------------------------------------------------------------------------
Net Increase                        1,260,448    $  14,985,521        1,839,243    $  21,079,199
================================================================================================
Class Y
Shares sold                         8,824,583    $ 104,849,524       16,943,643    $ 192,376,935
Shares issued on reinvestment          67,977          803,636          172,615        1,971,806
Shares redeemed                    (5,995,450)     (71,715,869)      (8,542,613)     (98,240,791)
------------------------------------------------------------------------------------------------
Net Increase                        2,897,110    $  33,937,291        8,573,645    $  96,107,950
================================================================================================
Class Z
Shares sold                                25    $         299              872    $      11,119
Shares issued on reinvestment             181            2,129           23,013          258,722
Shares redeemed                            --               --         (666,462)      (7,609,091)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)                   206    $       2,428         (642,577)   $  (7,339,250)
================================================================================================



--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 23

================================================================================
Financial Highlights
================================================================================


For a share of each class of beneficial interest outstanding throughout each period:


Class A Shares                                1998(1)         1997             1996          1995          1994         1993(2)
=================================================================================================================================
Net Asset Value, Beginning of Period           $11.82          $10.98           $11.10        $11.16        $12.01       $11.03
---------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.52            1.09             1.08          1.08          1.08         0.75
   Net realized and unrealized gain (loss)       0.10            0.83            (0.12)        (0.02)        (0.81)        1.09
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.62            1.92             0.96          1.06          0.27         1.84
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.55)          (1.08)           (1.08)        (1.05)        (1.12)       (0.86)
   Capital                                         --              --               --         (0.07)           --           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.55)          (1.08)           (1.08)        (1.12)        (1.12)       (0.86)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $11.89          $11.82           $10.98        $11.10        $11.16       $12.01
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                     5.33%++        18.31%%++         8.95%        10.28%         2.11%       17.29%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $450,637        $424,087         $341,040      $316,716      $233,678     $242,371
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.06%+          1.06%            1.10%         1.11%         1.11%        1.16%+
   Net investment income                         8.73+           9.57             9.65         10.03          9.27         9.52+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            41%             78%              72%           60%           98%          95%
=================================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2)  For the period from November 6, 1992 (inception date) to July 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                 1998(1)          1997            1996           1995           1994           1993
====================================================================================================================================
Net Asset Value, Beginning of Period           $11.83           $10.99          $11.11         $11.16         $12.01         $11.15
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.50             1.03            1.02           1.03           1.02           1.08
   Net realized and unrealized gain (loss)       0.08             0.83           (0.12)         (0.02)         (0.81)          0.88
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.58             1.86            0.90           1.01           0.21           1.96
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.52)           (1.02)          (1.02)         (0.99)         (1.06)         (1.10)
   Capital                                         --               --              --          (0.07)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.52)           (1.02)          (1.02)         (1.06)         (1.06)         (1.10)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $11.89           $11.83          $10.99         $11.11         $11.16         $12.01
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                     5.00%++         17.72%           8.41%          9.77%          1.60%         18.55%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $746,186         $680,916        $560,031       $478,499       $509,608       $448,639
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.54%+           1.55%           1.59%          1.61%          1.60%          1.66%
   Net investment income                         8.24+            9.07            9.16           9.52           8.77           9.02
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            41%              78%             72%            60%            98%            95%
====================================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 25

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                   1998(1)           1997              1996         1995(2)(3)
============================================================================================================
Net Asset Value, Beginning of Period             $11.84           $11.00            $11.11         $10.90
------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                           0.51             1.04              1.03           0.95
   Net realized and unrealized gain (loss)         0.07             0.83             (0.11)          0.23
------------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.58             1.87              0.92           1.18
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.52)           (1.03)            (1.03)         (0.90)
   Capital                                           --               --                --          (0.07)
------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.52)           (1.03)            (1.03)         (0.97)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $11.90           $11.84            $11.00         $11.11
------------------------------------------------------------------------------------------------------------
Total Return                                       5.02%++         17.77%%++          8.56%         11.50%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $59,679          $44,444           $21,049         $6,011
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.47%+           1.48%             1.51%          1.56%+
   Net investment income                           8.31+            9.14              9.23           9.58+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              41%              78%               72%            60%
============================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(3)  For the period from August 24, 1994 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                                    1998(1)           1997            1996           1995(2)
===========================================================================================================
Net Asset Value, Beginning of Period              $11.84            $10.99          $11.10         $10.88
-----------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                            0.55              1.12            0.92           0.09
   Net realized and unrealized gain (loss)          0.08              0.84           (0.11)          0.23
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.63              1.96            0.81           0.32
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           (0.56)            (1.11)          (0.92)         (0.03)
   Capital                                            --                --              --          (0.07)
-----------------------------------------------------------------------------------------------------------
Total Distributions                                (0.56)            (1.11)          (0.92)         (0.10)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.91            $11.84          $10.99         $11.10
-----------------------------------------------------------------------------------------------------------
Total Return                                        5.45%++          18.68%           9.32%          2.91%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $174,586          $139,269         $35,097        $10,306
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                         0.72%+            0.73%           0.76%          0.86%+
   Net investment income                            9.06+             9.90            9.98          10.28+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               41%               78%             72%            60%
===========================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2)  For the period from April 28, 1995 (inception date) to July 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney High Income Fund                                                 27

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Z Shares                                 1998(1)        1997(2)        1996          1995(3)         1994           1993(4)
===================================================================================================================================
Net Asset Value, Beginning of Period           $11.80         $10.99         $11.09        $11.16          $12.01         $11.03
-----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                         0.54           1.12           1.11          1.11            1.10           0.79
   Net realized and unrealized gain (loss)       0.05           0.80          (0.10)        (0.03)          (0.80)          1.07
-----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.59           1.92           1.01          1.08            0.30           1.86
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.56)         (1.11)         (1.11)        (1.08)          (1.15)         (0.88)
   Capital                                         --             --             --         (0.07)             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.56)         (1.11)         (1.11)        (1.15)          (1.15)         (0.88)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $11.83         $11.80         $10.99        $11.09          $11.16         $12.01
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     5.12%++       18.29%          9.42%        10.55%           2.37%         17.47%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $107           $104         $7,158        $9,917         $11,370        $26,112
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.28%+         0.75%          0.77%         0.86%           0.77%          0.81%+
   Net investment income                         8.51+          9.88           9.98         10.28            9.61           9.88+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            41%            78%            72%           60%             98%            95%
===================================================================================================================================

(1)  For the six months ended January 31, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  On November 7, 1994, the former Class C shares were renamed Class Z shares.
(4)  For the period from November 6, 1992 (inception date) to July 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

Smith Barney
High Income Fund


Trustees                                Investment Adviser
Lee Abraham                             Mutual Management Corp.
Allan J. Bloostein
Richard E. Hanson, Jr.                  Distributor
Heath B. McLendon, Chairman             Smith Barney Inc.

Officers                                Custodian
Heath B. McLendon                       PNC Bank, N.A.
President and Chief Executive Officer
                                        Shareholder Servicing Agent
Lewis E. Daidone                        First Data Investor Services Group, Inc.
Senior Vice President and Treasurer     P.O. Box 9134
                                        Boston, MA 02205-9134
John C. Bianchi
Vice President and Investment Officer
                                        This report is submitted for general
Thomas M. Reynolds                      information of the shareholders of Smith
Controller                              Barney High Income Fund. It is not
                                        authorized for distribution to
Christina T. Sydor                      prospective investors unless accompanied
Secretary                               or preceded by an effective Prospectus
                                        for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.




                                                            SMITH BARNEY
                                                            ------------

                                        A Member of TravelersGroup[LOGO]

                                        Smith Barney
                                        High Income Fund
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com

                                        FD2172 3/98







                                [PHOTO OMITTED]

                               [GRAPHIC OMITTED]

Smith Barney
Municipal High
Income Fund

--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

January 31, 1998

[LOGO] Smith Barney Mutual Funds
Investing for your future.
Every Day.(sm)

Smith Barney Municipal
High Income Fund

--------------------------------------------------------------------------------

The Smith Barney Municipal High Income Fund, formerly known as the Smith Barney Tax-Exempt Income Fund, seeks to invest in a broadly diversified portfolio of higher-yielding, tax-exempt municipal bonds.

Smith Barney Municipal High Income Fund
Average Annual Total Returns
January 31, 1998

                                                Without Sales Charges*
                                             ----------------------------
                                             Class A    Class B   Class C
================================================================================
Six-Months                                     4.51%     4.19%     4.17%
--------------------------------------------------------------------------------
One-Year                                      10.46      9.90      9.92
--------------------------------------------------------------------------------
Five-Year                                      7.00      6.46       N/A
--------------------------------------------------------------------------------
Ten-Year                                        N/A      7.48       N/A
--------------------------------------------------------------------------------
Since Inception+                               7.42      8.36     10.34
================================================================================

                                                Without Sales Charges**
                                             ----------------------------
                                             Class A    Class B   Class C
================================================================================
Six-Months                                     0.35%    (0.31)%    3.17
--------------------------------------------------------------------------------
One-Year                                       6.06      5.40      8.92
--------------------------------------------------------------------------------
Five-Year                                      6.13      6.31       N/A
--------------------------------------------------------------------------------
Ten-Year                                        N/A      7.48       N/A
--------------------------------------------------------------------------------
Since Inception+                               6.58      8.36     10.34
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and C shares are November 6, 1992, September 9, 1986 and November 7, 1994.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We remain positive on the prospects for the municipal bond market. We expect a moderately expanding U.S. economy with the Fed maintaining its vigilance against higher inflationary pressure. We believe that many municipal bond investors are concentrating on long-term opportunities rather than short-term events. Therefore, we are still bullish on the long-term prospects for municipal bonds.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                              Class A     STXAX
                              Class B     SXMTX

--------------------------------------------------------------------------------
What's Inside
--------------------------------------------------------------------------------


Shareholder Letter.............................................................1

An Interview with Portfolio Manager
Lawrence T. McDermott..........................................................4

Historical Performance.........................................................6

Smith Barney Municipal High
Income Fund at a Glance........................................................8

Schedule of Investments........................................................9

Statement of Assets and Liabilities...........................................23

Statement of Operations.......................................................24

Statements of Changes in Net Assets...........................................25

Notes to Financial Statements.................................................26

Financial Highlights..........................................................29

--------------------------------------------------------------------------------
 Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Heath B.
McLendon

Chairman

[PHOTO OMITTED]

Lawrence T.
McDermott

Vice President and
Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Municipal High Income Fund ("Fund"), formerly known as the Smith Barney Tax-Exempt Income Fund, for the period ended January 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance can be found in the appropriate sections that follow. In addition, an interview with Lawrence T. McDermott, the Fund's portfolio manager, appears on page four.

The Board of Trustees approved changing the name of the Smith Barney Tax-Exempt Income Fund to the Smith Barney Municipal High Income Fund in order to better reflect its investment style and its emphasis on maximizing current income free from federal taxes. The Fund's manager is supported by an experienced credit analysis team that utilizes extensive research to identify what they believe to be undervalued issues with less risk potential.

Fund Performance

For the six months ended January 31, 1998, the Fund's Class A shares posted a total return of 4.51% which is roughly in line with its Lipper Analytical Services, Inc. peer group average of 4.53% for the same period. (Lipper is an independent fund-tracking organization.) Over the past six months, the Fund distributed income dividends totaling $0.49 for Class A shares. Based on its Class A shares net asset value of $18.10 as of January 31, 1998, and a current monthly dividend of $0.082 for Class A shares, the annualized distribution rate is 5.44%. In addition, the Fund provided shareholders with a tax-free yield of 5.44%. To match this yield, investors in the 36% federal tax bracket would have to earn 8.50% on a taxable investment alternative.

We are pleased to report that your Municipal High Income Fund has been given a four-star rating overall for Class A and B shares and a five-star rating overall for its Class C shares from Morningstar, Inc.* as of January 31, 1998.

Market and Economic Overview

Interest rates continued to decline overall during the course of the reporting period. However, the bond markets did experience more volatility as investors responded to a conflicting combination of low inflation and falling unemployment. The persistent strength of the U.S. economy heightened fears among many investors that the Federal Reserve Board ("Fed") would raise short-term interest rates. The Fed last raised the federal-funds rate by 0.25% in March 1997, but has since chosen to remain on the sidelines. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) Although it did not take action, the Fed indicated a bias toward tightening monetary policy at each of its meetings in May, July, August, September and November.

----------

* Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through 1/31/98. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. For Class A and Class B shares, the Fund received 4 stars for the overall, 5 stars for the 3-year period and 4 stars for the 5-year period. It was rated among 1,494 and 762 for municipal bond funds for the 3- and 5-year periods, respectively. For Class C shares, the Fund received 5 stars for the overall and 3-year period. It was rated among 296 municipal bond funds for the 3-year period. Ten percent of the funds in a rating category receive five stars.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        1

Since the end of October, the dominant theme in the financial markets has been the Asian financial crisis and the extent of the impact it will have on the U.S. economy. We expect at least a modest dampening effect on growth in the first part of the year with inflation continuing to trend lower in spite of wage pressures resulting from an extremely tight labor market. We also expect the Fed to hold short-term rates steady over the near term.

In our view, all of these developments have benefited the municipal bond market. A healthy economy has enabled many municipalities to maintain, or even upgrade, their credit ratings, while a relatively low rate of inflation has delivered historically high real yields (i.e., the yield after taking into account the effects of inflation to investors).

Investment Strategy

The Municipal High Income Fund seeks to maximize current income from federal taxes while pursuing a total return orientation. The Fund invests primarily in intermediate- and long-term municipal bonds and notes rated A, Baa or Ba by Moody's Investors Services, Inc. ("Moody's") or A, BBB or B by Standard & Poor's Ratings Group ("S&P"), two major reporting and bond rating agencies. Our main goal in the Fund is to bring the best of two worlds to our shareholders: high total return potential and high dividend income potential.

As of January 31, 1998, approximately 63% of the Fund's portfolio was invested in investment-grade bonds (i.e., rated BBB/BAA or higher). (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Services, or have an equivalent rating by any nationally recog nized statistical rating organization, or have been deter mined by the manager to be of equivalent quality.) In addition, since our last report dated July 31, 1997, we have modestly lengthened the average weighted maturity to 22.1 years or more. As of January 31, 1998, the Fund's holdings were allocated across the following major market sectors: utility bonds (14.3%), industrial development revenue bonds (13.8%), hospital bonds (13.5%) and pollution control revenue bonds (10.8%).

As a result of historically low interest rates, we believe select housing bonds are currently attractive. Going forward, we think the potential for prepayment risk has been minimized. In our opinion, many municipal bond issues with higher rates that have not been re financed to date will certainly be refinanced in the first half of 1998. We also favor select health care or hospital issues that have performed well during the past two years due primarily to the growing health care needs of an aging population.

Another area of focus for the Fund is the airline industry. These bonds were issued by municipalities for airports with an actual guarantee by specific air lines. As the economy continues to grow, the airline industry has clearly benefited. We are pleased to report that our airlines issue holdings have, for the most part, performed very well for the Fund. If concerns about a recession emerge, we plan to reduce our exposure in this area immediately.

Municipal Bond Market Outlook

Municipal bond issuance in 1997 was the second largest issuance and the market's ability to absorb these securities is an indication of the healthy in vestor appetite for tax-free investments. Insurance com panies were among the largest buyers of these bonds, but we believe that more and more individual investors are beginning to recognize the attractive investment opportunities that exist in tax-free munici pal bonds. Moreover, the heavy supply of bond issues usually depresses bond prices which enables us to inexpensively purchase longer-term bonds and


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
enhance the call protection and the relative performance of our funds. In addition, municipalities have benefited from the strong economy and low inflation.

Going forward, we remain positive on the prospects for the municipal bond market. We expect a moderately expanding U.S. economy with the Fed maintaining its vigilance against higher inflationary pressure. We believe that many municipal bond investors are concentrating on long-term opportunities rather than short-term events. Therefore, we are still bullish on the long-term prospects for municipal bonds.

In closing, thank you for your investment in Smith Barney Municipal High Income Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                        /s/ Lawrence T. McDermott

Heath B. McLendon                            Lawrence T. McDermott
Chairman                                     Vice President

February 17, 1998


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        3

--------------------------------------------------------------------------------
An Interview with Portfolio Manager
Lawrence T. McDermott
--------------------------------------------------------------------------------

Larry McDermott is a Managing Director of Smith Barney and a portfolio manager of the Smith Barney Municipal High Income Fund. We recently had an opportunity to speak with Larry regarding the Municipal High Income Fund and his investment management approach.

Larry, what is a high yield municipal bond?

Larry: A high yield municipal bond is generally considered to be one that is rated below "BAA" and typically offers greater coupon interest payments than other municipal bonds. For example, health care and retirement facilities are two areas where high yield municipal bonds can be found. As a portfolio manager, I try to find undervalued bonds that may have been overlooked in the market. Select hospital bonds are one example of my approach. While this industry has come under pressure because of the overbuilding of hospitals in the U.S. and the explosive growth of managed care, we've also seen a large number of hospitals entering joint ventures that have helped make their businesses more efficient. Moreover, because interest rates have declined so much in the last two years, many hospitals have been able to refinance their old high-rate debt and these direct cost savings have greatly improved their profitability. We think many hospital bonds are currently attractive investment opportunities. Because they have been out of favor with investors, they tend to offer higher yields. Yet, because of their solid financial foundations they can be good performers.

How do you manage risk in the Fund?

Larry: The two main risks for municipal bonds are credit risk and interest-rate risk. (High yield bonds, by definition, carry a greater risk of default than higher-rated bonds.) Before we purchase any security for the Fund, we utilize Smith Barney's substantial resources to thoroughly research an issuer's creditworthiness. And we continue to closely monitor the issuing municipality's fiscal health for as long as we hold the bond.

In addition, we constantly analyze economic data in order to assess important considerations such as interest rates. When necessary, we will use this information to make adjustments to the Fund's portfolio such as changing its maturity structure so that the Fund is properly positioned not only for today's market conditions, but tomorrow's as well.

How have low interest rates affected the municipal bond market?

Larry: As noted in our shareholder letter, interest rates have fallen partly in response to the Asian crisis that started last summer and continued into the fall of 1997. What began as a regional currency crisis quickly spilled over to the financial markets around the world. As the turmoil spread, many investors sought out the stability and liquidity of U.S. Treasurys. The resulting Treasury bond market rally helped drive interest rates even lower. In fact, interest rates were already headed lower thanks to the productivity gains made in the U.S. economy. The eruption of the Asian crisis only accelerated this trend.

Lower rates have helped many municipal bond issuers because it has lowered their refinancing costs. Although the municipal bond market didn't really participate in the recent U.S. Treasury rally, the stock market's volatility may cause many investors to consider rebalancing their portfolios and increase their municipal bond exposure.

Whenever you discuss bond yields, I think it's important to view them in relation to inflation. Currently, the real yield (i.e., the yield after subtracting the effects of inflation) of municipal


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders
bonds is quite high by historical standards. I think that municipal bonds make sense for certain investors, especially when you consider their tax advantages.

Given the ongoing strength in the U.S. stock market, why should investors consider municipal bonds?

Larry: The U.S. stock markets have been on a roll for three straight years now and it's certainly been worthy competition to the fixed income markets. Yet, if you look at recommended asset allocation models from any one of the major financial services companies (ours as well), a majority have urged investors to maintain broad portfolio diversification and include some exposure to bonds because nothing lasts forever.

Going forward, and as long as interest rates stay at their current levels, I think we'll see a continuing healthy issuance of municipal bonds. The infrastructure needs of the U.S., which were ignored for many years during periods of large state and local budget deficits, can no longer be neglected. Today, many municipalities are operating at a significant budget surplus. We believe much of that surplus will be reinvested back into their communities.

One area where we think there may be a revival is in education funding. As the number of young people in the U.S. grows, there will be a greater need for new and better equipped schools. More and more municipal ities will be concentrating on meeting these educational needs. We think that the issues of classroom over crowding and lack of resources in many of the nation's schools will have to be addressed. This is only one example of the rapidly expanding municipal bond market but it's one of the reasons I think the municipal market should continue to be healthy for some time to come.

Larry, why did you become a portfolio manager?

Larry: I started in the tax-exempt bond business in its infancy as a bond trader and underwriter for a large New York Stock Exchange-listed firm. Although I enjoyed the business, I noticed some glaring inefficiencies. For example, municipal bond investors could only purchase small amounts of securities and it was extremely difficult for them to buy tax-exempt securities in the states where they lived.

I recognized early on that investing in municipal bonds through mutual funds was the way for individual investors to go. I joined as a mutual fund manager with Smith Barney in 1981. One of the things I really like about being a portfolio manager is conducting seminars and meeting investors when I travel.

Larry, thanks for spending some time with us today.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                     Beginning     End        Income      Capital Gain     Return     Total
Period Ended         of Period  of Period   Dividends    Distributions   of Capital  Returns(1)
==============================================================================================
1/31/98               $18.07    $18.10       $ 0.49        $ 0.27         $ 0.00       4.51%+
----------------------------------------------------------------------------------------------
7/31/97                17.31     18.07         0.98          0.00           0.00      10.40
----------------------------------------------------------------------------------------------
7/31/96                17.25     17.31         1.00          0.00           0.00       6.28
----------------------------------------------------------------------------------------------
7/31/95                17.26     17.25         1.00          0.02           0.04       6.42
----------------------------------------------------------------------------------------------
7/31/94                18.24     17.26         1.06          0.13           0.00       1.14
----------------------------------------------------------------------------------------------
Inception*- 7/31/93    17.45     18.24         0.83          0.16           0.00      10.24+
==============================================================================================
  Total                                      $ 5.36        $ 0.58         $ 0.04
==============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                     Beginning     End        Income      Capital Gain     Return     Total
Period Ended         of Period  of Period   Dividends    Distributions   of Capital  Returns(1)
==============================================================================================
1/31/98               $18.09    $18.11       $ 0.45        $ 0.27         $ 0.00       4.19%+
----------------------------------------------------------------------------------------------
7/31/97                17.32     18.09         0.89          0.00           0.00       9.89
----------------------------------------------------------------------------------------------
7/31/96                17.26     17.32         0.92          0.00           0.00       5.74
----------------------------------------------------------------------------------------------
7/31/95                17.26     17.26         0.91          0.02           0.04       5.91
----------------------------------------------------------------------------------------------
7/31/94                18.24     17.26         0.96          0.13           0.00       0.60
----------------------------------------------------------------------------------------------
7/31/93                18.00     18.24         1.02          0.17           0.00       8.28
----------------------------------------------------------------------------------------------
7/31/92                16.97     18.00         1.04          0.14           0.00      13.50
----------------------------------------------------------------------------------------------
7/31/91                16.98     16.97         1.10          0.11           0.00       7.40
----------------------------------------------------------------------------------------------
7/31/90                17.31     16.98         1.12          0.03           0.00       4.95
----------------------------------------------------------------------------------------------
7/31/89                16.44     17.31         1.13          0.01           0.00      12.68
----------------------------------------------------------------------------------------------
7/31/88                16.48     16.44         1.13          0.06           0.00       7.32
==============================================================================================
  Total                                      $10.67        $ 0.94         $ 0.04
==============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                     Beginning     End        Income      Capital Gain     Return     Total
Period Ended         of Period  of Period   Dividends    Distributions   of Capital  Returns(1)
===============================================================================================
1/31/98               $18.07    $18.09       $ 0.44        $ 0.27          $ 0.00        4.17%+
----------------------------------------------------------------------------------------------
7/31/97                17.31     18.07         0.89          0.00            0.00        9.79
----------------------------------------------------------------------------------------------
7/31/96                17.25     17.31         0.91          0.00            0.00        5.69
----------------------------------------------------------------------------------------------
Inception*- 7/31/95    15.83     17.25         0.62          0.02            0.04       13.45+
==============================================================================================
  Total                                      $ 2.86        $ 0.29          $ 0.04
==============================================================================================


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                    Without Sales Charge(1)
                                              ----------------------------------
                                              Class A       Class B      Class C
================================================================================
Six Months Ended 1/31/98+                       4.51%        4.19%        4.17%
--------------------------------------------------------------------------------
Year Ended 1/31/98                             10.46         9.90         9.92
--------------------------------------------------------------------------------
Five Years Ended 1/31/98                        7.00         6.46          N/A
--------------------------------------------------------------------------------
Ten Years Ended 1/31/98                          N/A         7.48          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/98                      7.42         8.36        10.34
================================================================================

                                                    Without Sales Charge(2)
                                              ----------------------------------
                                              Class A       Class B      Class C
================================================================================
Six Months Ended 1/31/98+                       0.35%       (0.31)%       3.17%
Year Ended 1/31/98                              6.06         5.40         8.92
Five Years Ended 1/31/98                        6.13         6.31          N/A
Ten Years Ended 1/31/98                          N/A         7.48          N/A
Inception* through 1/31/98                      6.58         8.36        10.34
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                       45.47%
--------------------------------------------------------------------------------
Class B (1/31/88 through 1/31/98)                         105.73
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                       37.11
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        7

--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------

      [THE FOLLOWING WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL[

                          January 1988 -- January 1998

1/88        10,000       10,000

7/88         9,776       10,248

7/89        11,116       11,495

7/90        11,786       12,291

7/91        12,780       13,365

7/92        14,632       15,201

7/93        15,951       16,545

7/94        16,046       16,854

7/95        16,994       18,182

7/96        17,969       19,382

7/97        19,745       21,369

1/98        20,573       22,228

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment grade, fixed rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

       [THE FOLLOWING WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

Industry Diversification*
---------------------------------

 3.9%     Education
 7.1%     General Obligation
13.5%     Hospital
 8.8%     Housing
13.8%     Industrial Development
 1.7%     Life Care Systems
10.8%     Pollution Control
10.3%     Transportation
14.3%     Utility
 3.5%     Water & Sewer
12.3%     Other

*     As a percentage of total investments.

Summary of Investments by Combined Ratings
-------------------------------------------------
                Standard          Percentage
Moody's         & Poor's     of Total Investments
-------------------------------------------------

 Aaa               AAA             28.6%
  Aa                AA              5.5
  A                 A              11.6
 Baa               BBB             16.0
  Ba                BB              8.8
  B                 B               1.6
VMIG 1             A-1              1.4
  NR                NR             26.5
                                  -----
                                  100.0%
                                  =====


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
MUNICIPAL BONDS AND NOTES -- 98.6%

Alabama -- 1.3%
       $4,000,000  BBB-    Alabama IDA (Boise Cascade Project), 6.450% due 12/1/23(a)                               $  4,360,000
        3,000,000  AAA     Huntsville, AL Health Care Facilities Authority, Series A, MBIA-Insured,
                             6.375% due 6/1/12                                                                         3,277,500
        2,500,000  NR      Morgan County-Decatur, AL Healthcare Authority Hospital Revenue,
                             Decatur General Hospital, CONNIE LEE-Insured, 6.250% due 3/1/13                           2,743,750
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,381,250
--------------------------------------------------------------------------------------------------------------------------------
Arizona -- 3.0%
        1,000,000  NR      Arizona Educational Loan Marketing Corp., Sr. Series,
                             6.375% due 9/1/05(a)                                                                      1,075,000
        1,170,000  AAA     Arizona State COP, FSA-Insured, 6.625% due 9/1/08                                           1,279,688
        5,000,000  BB+     Maricopa County, AZ PCR, Public Service Co., Palo Verde, Series A,
                             6.375% due 8/15/23(b)                                                                     5,306,250
        1,300,000  AAA     Maricopa County, AZ School District, Fountain Hills, No. 98,
                             FGIC-Insured, 6.625% due 7/1/10                                                           1,410,500
        7,650,000  Baa1*   Navajo County, AZ PCR, Arizona Public Service Co., Series A,
                             5.875% due 8/15/28                                                                        8,022,938
          295,000  NR      Peoria, AZ IDA, Sierra Winds Life Care Inc., 6.500% due 11/1/17                               295,000
                           Pima County, AZ Industrial Development Authority,
                             Tuscon Electric Power Company:
        2,000,000  B2*           Series A, 6.100% due 9/1/25(a)                                                        2,055,000
        2,250,000  B2*           Series B, 6.000% due 9/1/29                                                           2,311,875
        2,500,000  B2*           Series C, 6.000% due 9/1/29                                                           2,568,750
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      24,325,001
--------------------------------------------------------------------------------------------------------------------------------
Arkansas -- 0.1%
          860,000  NR      Arkansas State Development Authority, Single-Family Mortgage Revenue,
                             Series A, GNMA/FNMA-Collateralized, 6.200% due 7/1/15                                       925,575
--------------------------------------------------------------------------------------------------------------------------------
California -- 4.2%
        4,000,000  Baa1*   Burbank, CA Redevelopment Agency, Series A, (Golden State
                             Redevelopment Project), 6.250% due 12/1/24                                                4,295,000
        1,500,000  A1*     California Housing Finance Agency Revenue, Multi-Unit Rental Housing,
                             Series B-II, 6.700% due 8/1/15(a)                                                         1,610,625
        4,975,000  BB+     California Statewide Community Development Authority Lease Revenue,
                             Series A, United Airlines, 5.700% due 10/1/33(a)                                          5,074,500
        2,500,000  AAA     California Statewide Community Development Authority Revenue, COP,
                             Sutter Health, AMBAC-Insured, 6.125% due 8/15/22                                          2,700,000
        2,600,000  NR      Central Valley Finance Authority, CA (Cogeneration/Carson Ice Project),
                             6.200% due 7/1/20                                                                         2,765,750
        3,000,000  NR      Duarte, CA Hope Medical Center, 6.250% due 4/1/23
        5,500,000  NR      Long Beach, CA (Aquarium of the Pacific Project) Series A,                                  3,187,500
                             6.125% due 7/1/15(b)                                                                      5,775,000
        4,000,000  NR      Los Angeles, CA Regional Airports Improvement, Corporate Lease
                             Revenue, LA International Airport, 6.800% due 1/1/27(a)                                   4,315,000
        3,500,000  AAA     Los Angeles County, CA Metropolitan Transit Authority, Series A,
                           FSA-Insured, (forward 4/1/99) 5.000% due 7/1/19                                             3,390,625
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      33,114,000
--------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                        9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
Colorado -- 1.8%
      $ 4,750,000  NR      Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22(a)                     $  5,219,063
                           Denver, CO City and County Airport Revenue:
          205,000  BBB       Series A, 7.500% due 11/15/23(a)                                                            237,544
        1,715,000  BBB       Series C, 6.750% due 11/15/22(a)                                                          1,871,494
       10,000,000  AAA     E-470 Public Highway Authority, CO, Series B, MBIA-Insured,
                             zero coupon due 9/1/26                                                                    2,312,500
        2,250,000  AAA     Jefferson County, CO COP, MBIA-Insured, 6.650% due 12/1/08                                  2,522,813
        1,500,000  NR      Larimer County, CO COP, School District No. R-1, Poudre-Ft. Collins,
                             Colorado School Board Lease, 6.700% due 12/1/13                                           1,648,125
          500,000  NR      Meridian, CO Metropolitian District, 7.000% due 12/1/98                                       509,275
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      14,320,814
--------------------------------------------------------------------------------------------------------------------------------
Connecticut -- 2.5%
        1,930,000  A       Connecticut Development Authority, Resource Recovery Authority,
                             (Bridgeport Project), Series B, 8.500% due 1/1/00                                         1,989,830
        2,000,000  AAA     Connecticut State Airport Revenue, Bradley International Airport,
                             FGIC-Insured, 7.650% due 10/1/12                                                          2,372,500
                           Connecticut State Health and Educational Facilities:
        1,200,000  NR        Quinnipiac College, Series D, 6.000% due 7/1/23                                           1,237,500
                             University of Hartford, Series D:
        1,655,000  Ba2*        6.750% due 7/1/12                                                                       1,752,231
        1,450,000  Ba2*        6.800% due 7/1/22                                                                       1,544,250
        2,745,000  Aa3*    Connecticut State HFA, Series A, 6.750% due 11/15/23                                        2,947,444
                           Mashantucket Western Pequot Tribe, CT, Series B:
        3,000,000  NR        5.750% due 9/1/18                                                                         3,135,000
        4,500,000  NR        5.750% due 9/1/27                                                                         4,702,500
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      19,681,255
--------------------------------------------------------------------------------------------------------------------------------
Delaware -- 0.6%
                           Delaware State EDA, PCR, AMBAC-Insured:
        2,500,000  AAA       Series B, 6.750% due 5/1/19                                                               2,762,500
        2,000,000  AAA       Water & Sewer Revenue, 6.200% due 6/1/25(a)                                               2,172,500
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,935,000
--------------------------------------------------------------------------------------------------------------------------------
District of Columbia -- 1.4%
                           District of Columbia:
        6,500,000  NR        COP, 7.300% due 1/1/13                                                                    7,393,750
        1,000,000  A+        Georgetown University, 5.375% due 4/1/23                                                  1,020,000
        3,000,000  AAA       Smithsonian Institution, 5.000% due 2/1/28                                                2,943,750
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      11,357,500
--------------------------------------------------------------------------------------------------------------------------------
Florida -- 2.6%
                           Broward County, FL Resource Recovery, Waste Energy:
          525,000  A-        North, 7.950% due 12/1/08                                                                   571,594
        2,355,000  A-        South, 7.950% due 12/1/08                                                                 2,564,006
          825,000  AAA     Dade County, FL Aviation Revenue, Series B, MBIA-Insured,
                             6.600% due 10/1/22(a)                                                                       915,750
        2,105,000  AAA     Florida State HFA, Single-Family Mortgage, GNMA/FNMA-Collateralized,
                             Series A, 6.650% due 1/1/24(a)                                                            2,286,556
        2,800,000  BBB+    Hillsborough County, FL Utility Revenue, Series A, 7.000% due 8/1/14                        3,045,000
        3,440,000  NR      Jacksonville, FL Health Facilities Revenue,
                             University Medical Center, CONNIE LEE-Insured, 6.600% due 2/1/21                          3,732,400


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
Florida -- 2.6% (continued)
       $2,000,000  A+      Jacksonville, FL Sewer & Solid Waste Disposal
                             Facilities Revenue, (Anheuser-Busch Project), 5.875% due 2/1/36(a)                     $  2,102,500
        3,000,000  BBB-    Putnam County, FL Development Authority, PCR, Georgia Pacific,
                             7.000% due 12/1/05                                                                        3,371,250
        1,900,000  AAA     Tampa, FL Utility Tax and Special Revenue, AMBAC-Insured,
                             6.900% due 10/1/09                                                                        2,118,500
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      20,707,556
--------------------------------------------------------------------------------------------------------------------------------
Georgia -- 3.4%
        4,000,000  A       Atlanta, GA Airport Facilities Revenue, 7.250% due 1/1/17(a)(b)                             4,370,000
        4,000,000  AAA     Fulco, GA Hospital Authority Revenue, Catholic Health System,
                             Series A, MBIA-Insured, 5.000% due 11/15/28                                               3,915,000
        4,750,000  AA-     George L. Smith, GA World Congress Center Authority Revenue,
                             (Domed Stadium Project), 7.875% due 7/1/20(a)                                             5,201,250
        7,000,000  AAA     Georgia Municipal Electric Authority Power Revenue, Series EE,
                             AMBAC-Insured, 6.400% due 1/1/23                                                          7,813,750
        5,000,000  AAA     Medical Center Hospital Authority, Columbus Healthcare, Series C,
                             MBIA-Insured, 6.400% due 8/1/06                                                           5,518,750
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      26,818,750
--------------------------------------------------------------------------------------------------------------------------------
Hawaii -- 0.5%
                           Hawaii State Department of Budget and Finance,
                             Special Purpose Mortgage Revenue:
        2,000,000  AAA         Hawaiian Electric Co. Project, Series B, MBIA-Insured,
                                 5.875% due 12/1/26(a)                                                                 2,122,500
        2,000,000  A2*         Kapiolani Health Care Systems, 6.400% due 7/1/13                                        2,150,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,272,500
--------------------------------------------------------------------------------------------------------------------------------
Idaho -- 0.1%
        1,030,000  NR      Idaho Housing Agency, Single-Family Mortgage, Series C,
                             7.875% due 1/1/21(a)                                                                      1,073,775
--------------------------------------------------------------------------------------------------------------------------------
Illinois -- 3.0%
        1,635,000  NR      Chicago, IL HDC, Section 8, Series A, FHA-Insured, 6.700% due 7/1/12                        1,749,450
                           Chicago, IL O'Hare International  Airport, Special Facilities:
        1,800,000  AAA       Lufthansa German Airlines Project, 7.125% due 5/1/18(a)                                   1,962,000
                             United Airlines:
        1,345,000  BB+         8.250% due 5/1/99(a)                                                                    1,402,163
        3,180,000  BB+         Series B, 8.950% due 5/1/18(a)                                                          3,629,175
        3,755,000  BB+         Series C, 8.200% due 5/1/18                                                             4,027,238
        3,000,000  BB-     East Chicago, IL Industrial PCR, Inland Steel Co., (Project 10),
                             6.800% due 6/1/13                                                                         3,270,000
        1,300,000  NR      Illinois Education Facilities Authority Revenue, Northern Illinois Medical
                             Center, 6.000% due 9/1/19                                                                 1,352,000
        2,000,000  A-      Illinois Health Facilities Authority Revenue, Victory Health Services,
                             Series A, 5.750% due 8/15/27                                                              2,047,500
        1,500,000  A+      Illinois Housing and Development Authority, Multi-Family Housing,
                             Series A, 6.125% due 7/1/25                                                               1,565,625
        2,750,000  AAA     Illinois State Toll Highway Authority, Series A, FGIC-Insured,
                             6.200% due 1/1/16                                                                         2,983,750
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      23,988,901
--------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
Indiana -- 1.7%
       $3,000,000  B+      Indiana State Development Finance Authority Revenue,
                             (Inland Steel Project), 5.750% due 10/1/11                                             $  3,168,750
                           Indianapolis, IN Airport Authority Revenue, Special Facility:
        5,245,000  BBB       Federal Express Corporate Project, 7.100% due 1/15/17(a)                                  5,953,075
        3,970,000  BB+       United Airlines Project, Series A, 6.500% due 11/15/31(a)                                 4,357,075
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      13,478,900
--------------------------------------------------------------------------------------------------------------------------------
Kentucky -- 3.1%
        5,000,000  AAA     Jefferson County, KY Hospital Revenue, MBIA-Insured,
                             6.436% due 10/23/14(b)(c)                                                                 5,431,250
                           Kenton County, KY Airport Board Revenue, Delta Airlines:
        1,230,000  A         8.250% due 3/1/15(a)                                                                      1,258,118
        4,250,000  BBB-      Project A, 7.500% due 2/1/20(a)                                                           4,760,000
        1,500,000  NR      Kentucky Economic Development Finance Authority Hospital Systems
                             Revenue, Appalachian Regional Healthcare, 5.875% due 10/1/22                              1,548,750
          590,000  NR      Kentucky Multi-County Residential Mortgage, 10.500% due 10/1/00                               598,113
        3,750,000  AAA     Lexington-Lafayette Urban County Project, (University of Kentucky Alumni
                             Assoc. Inc. Project), MBIA-Insured, 6.750% due 11/1/24                                    4,218,750
        4,000,000  NR      Pendleton County, KY Multi-County Lease Revenue,
                             Series A, 6.500% due 3/1/19                                                               4,405,000
        2,605,000  Aa2*    Trimble County, KY PCR, Series B, 6.550% due 11/1/20(a)                                     2,832,938
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      25,052,919
--------------------------------------------------------------------------------------------------------------------------------
Louisiana -- 3.4%
        2,500,000  AA-     Calcasieu Parish Inc., LA IDB Exempt Facility Revenue,
                             (Conoco Inc. Project), 5.750% due 12/1/26(a)                                              2,618,750
        5,000,000  NR      Hodge, LA Utility Revenue, 9.000% due 3/1/10(a)                                             5,450,000
        2,600,000  NR      Lake Charles, LA Harbor and Terminal District, (Trunkline
                             Liquid Natural Gas Co. Project), 7.750% due 8/15/22                                       3,019,250
        2,500,000  NR      Louisiana Public Facilities, Association of Independent
                              Colleges and Universities, 7.000% due 12/1/17                                            2,843,750
        3,000,000  AAA     Louisiana Public Facility Authority Revenue, Tulane University of LA,
                             Series A-2, MBIA-Insured, 5.000% due 11/15/27                                             2,966,250
        2,000,000  NR      Port of New Orleans, LA  IDR, (Continential Grain Co. Project),
                             7.500% due 7/1/13                                                                         2,230,000
        3,000,000  NR      Shreveprot, LA Airport Systems Revenue, Series B, FSA-Insured,
                             5.375% due 1/1/24(a)                                                                      3,045,000
        1,210,000  NR      State Tammany Parish, LA Hospital Revenue, District 2,
                             CONNIE LEE-Insured, 6.250% due 10/1/14                                                    1,326,463
        3,000,000  BB+     West Feliciana Parish, LA PCR, Gulf State Utilities,
                             7.700% due 12/1/14                                                                        3,431,250
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      26,930,713
--------------------------------------------------------------------------------------------------------------------------------
Maryland -- 2.2%
        3,000,000  NR      Baltimore County, MD Mortgage Revenue, Series A,
                             Dunfield Townhouses, FHA-Insured, 6.900% due 8/1/28                                       3,236,250
        1,980,000  AAA     Howard County, MD Mortgage Revenue, Howard Hills
                             Townhouses, Series A, MBIA-Insured, 6.400% due 7/1/24                                     2,093,850


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
Maryland -- 2.2% (continued)
                           Maryland State Community Development Administration,
                             Department of Housing & Community Development:
       $1,280,000  NR          Multi-Family Housing, Insured Mortgage, Series A,
                                 FHA-Insured, 6.625% due 5/15/23                                                    $  1,380,800
        1,000,000  NR          Single-Family Program, Fourth Series, 6.450% due 4/1/14                                 1,076,250
                           Northeast Maryland Waste Disposal Authority, Recovery
                             Revenue, MBIA-Insured, Southwest Resource Recovery:
        3,000,000  AAA         7.200% due 1/1/06                                                                       3,506,250
        3,000,000  AAA         7.200% due 1/1/07                                                                       3,487,500
        2,500,000  NR      Prince Georges County, MD Greater Southeast Healthcare
                             System, 6.375% due 1/1/23                                                                 2,634,375
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      17,415,275
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 6.3%
                           Massachusetts Bay Transportation Authority, General
                             Transportation System:
        4,800,000  A1*         Series A, 5.625% due 3/1/26                                                             5,016,000
        3,625,000  A1*         Series C, 5.000% due 3/1/24                                                             3,538,906
                           Massachusetts State Health and Educational Facilities
                             Authority Revenue:
        2,000,000  AAA         Caregroup Issue, Series A, MBIA-Insured, 5.000% due 7/1/25                              1,950,000
          735,000  NR          Community College Program, Series A,
                                 CONNIE LEE-Insured, 6.600% due 10/1/22                                                  806,663
        3,500,000  AAA         New England Medical Center Hospitals, Series F,
                                 FGIC-Insured, 6.625% due 7/1/25                                                       3,850,000
        2,685,000  NR          Saint Memorial Medical Center, Series A,
                                 6.000% due 10/1/23                                                                    2,698,425
                           Massachusetts State HFA, Housing Projects:
                             Residental Development, FNMA-Collateralized:
        2,445,000  A+          Series A, 6.375% due 4/1/21                                                             2,597,813
        2,000,000  AAA         Series C, 6.875% due 11/15/11                                                           2,185,000
        3,000,000  AAA         Series D, 6.800% due 11/15/12                                                           3,277,500
        2,500,000  A+      Massachusetts State Housing Finance Agency,
                             Single-Family, Series 41, 6.300% due 12/1/14                                              2,696,875
        1,000,000  NR      Massachusetts State IFA, Concord Academy, 5.500% due 9/1/27                                 1,012,500
                           Massachusetts State IFA, Resource Recovery Revenue,
                             (Semass Project):
        2,700,000  NR          Series A, 9.000% due 7/1/15                                                             3,081,375
        4,335,000  NR          Series B, 9.250% due 7/1/15(a)                                                          4,963,575
        1,300,000  AAA     Massachusetts State Port Authority Revenue, (U.S. Air
                             Project), Series A, MBIA-Insured, 5.875% due 9/1/23(a)                                    1,373,125
       32,505,000  NR      Massachusetts State Turnpike Authority, Metropolitan Highway
                             System Revenue, Series C, MBIA-Insured, zero coupon due 1/1/23                            9,142,031
        2,000,000  AAA     Massachusetts State Waters, Series A, FSA-Insured, 4.750% due 8/1/37                        1,855,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      50,044,788
--------------------------------------------------------------------------------------------------------------------------------
Michigan -- 2.7%
        2,000,000  AAA     Detroit, MI, Series A, MBIA-Insured, 5.000% due 4/1/18                                      1,990,000
        3,000,000  AAA     Detroit, MI Water Supply System, FGIC-Insured, 6.375% due 7/1/22(c)                         3,232,500
        5,000,000  AAA     Michigan State Hospital Finance Authority Revenue, FSA-Insured,
                             6.300% due 2/15/22(b)(c)                                                                  5,337,500


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
Michigan -- 2.7% (continued)
       $2,000,000  A-      Michigan State Strategic Fund, PCR, General Motors Corp.,
                             6.200% due 9/1/20                                                                      $  2,182,500
        4,500,000  AAA     Monroe County, MI PCR, Detroit Edison Monroe, Series 1,
                             MBIA-Insured, 6.875% due 9/1/22(a)                                                        4,927,500
        3,750,000  AAA     Western Townships, MI Utilities Authority, Sewer Disposal Systems,
                             FSA-Insured, 6.750% due 1/1/15                                                            4,031,250
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      21,701,250
--------------------------------------------------------------------------------------------------------------------------------
Minnesota -- 0.8%
                           St. Paul, MN Housing and Redevelopment Authority,
                             (Healtheast Project), Series A:
        2,250,000  Baa3*       5.700% due 11/1/15                                                                      2,325,938
        4,000,000  Baa3*       6.625% due 11/1/17                                                                      4,350,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,675,938
--------------------------------------------------------------------------------------------------------------------------------
Mississippi -- 2.1%
        9,000,000  Ba1*    Claireborne County, MS PCR, (System Energy Resource Inc. Project),
                             6.200% due 2/1/26                                                                         9,292,500
        2,250,000  AAA     Gulfport, MS Hospital Facilities Revenue, Memorial Hospital
                             Gulfport, Series A, MBIA-Insured, 6.200% due 7/1/18                                       2,463,750
        2,500,000  A-      Jones County, MS Solid Waste Disposal Revenue, (International Paper
                             Co. Project), Series A, 5.800% due 10/1/21(a)                                             2,587,500
        2,000,000  NR      Mississippi Home Corp., Single-Family Mortgage Revenue,
                             GNMA-Collateralized, 6.550% due 4/1/21(a)                                                 2,160,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      16,503,750
--------------------------------------------------------------------------------------------------------------------------------
Montana -- 0.7%
        5,500,000  NR      Montana State Board Resource Recovery, (Yellowstone
                             Energy LP Project), 7.000% due 12/31/19(a)                                                5,520,625
--------------------------------------------------------------------------------------------------------------------------------
Nebraska -- 0.2%
        1,500,000  AAA     Nebraska Investment Finance Authority, Single-Family
                             Housing Revenue, Series C, GNMA/FNMA-Collateralized,
                             Remarketed 5/1/97, 6.300% due 9/1/28(a)                                                   1,606,875
--------------------------------------------------------------------------------------------------------------------------------
Nevada -- 0.8%
        4,000,000  NR      Clark County, NV Industrial Development Revenue, (Nevada Power Co.
                             Project), Series A, 5.900% due 11/1/32(a)                                                 4,090,000
        2,000,000  AAA     Humboldt County, NV PCR, (Sierra Pacific Project), AMBAC-Insured,
                             6.550% due 10/1/13                                                                        2,192,500
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,282,500
--------------------------------------------------------------------------------------------------------------------------------
New Hampshire -- 0.4%
        3,340,000  BBB-    New Hampshire Business Financing Authority, PCR, United Illuminating
                             Company, Series A, 5.875% due 10/1/33                                                     3,406,800
--------------------------------------------------------------------------------------------------------------------------------
New Jersey -- 4.9%
          775,000  NR      Atlantic County, NJ Utilities Authority, Solid Waste Revenue, 7.125% due 3/1/16               797,281
        5,000,000  NR      Camden County, NJ Improvement Authority Revenue, (Health Care
                             Redevelopment Project), Cooper Health, 6.000% due 2/15/27                                 5,206,250
        2,500,000  AAA     Hoboken, Union City, Weehawken, NJ Sewer Authority Revenue,
                             MBIA-Insured, 6.200% due 8/1/19                                                           2,693,750


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
New Jersey -- 4.9% (continued)
       $  905,000  NR      Hudson County, NJ Improvement Authority, Solid Waste Revenue,
                             7.100% due 1/1/20                                                                      $    934,413
                           New Jersey EDA:
        2,500,000  AAA       Irvington General Hospital, FHA-Insured, 6.375% due 8/1/15                                2,765,625
        2,950,000  A-        Kennedy Memorial University Medical Center, Series D,
                               7.875% due 7/1/09                                                                       3,058,560
        1,000,000  NR        Raritan Bay Medical Center, 7.250% due 7/1/27                                             1,098,750
        2,500,000  AAA       RWJ Health Care Corporation, FSA-Insured, 6.500% due 7/1/24                               2,768,750
        2,400,000  Ba3*      Zurbrugg Memorial Hospital, Series C, 8.500% due 7/1/12                                   2,460,120
        1,000,000  AAA     New Jersey Economic Development Authority, American Water Co. Inc.,
                             Series B, FGIC-Insured, 5.375% due 5/1/32(a)                                              1,021,250
        3,000,000  NR      New Jersey State Housing & Mortgage Finance Agency,
                             Multi-Family Housing Revenue, Presidental Plaza,
                             FHA-Insured, 7.000% due 5/1/30                                                            3,270,000
        2,500,000  AAA     Perth Amboy, NJ Board of Education COP, FSA-Insured,
                             6.125% due 12/15/17                                                                       2,675,000
        2,500,000  A1*     Port Authority New York & New Jersey, 5.000% due 10/1/22                                    2,471,875
                           Union County, NJ Utility Authority, Solid Waste Revenue:
        1,090,000  NR        Series A, 7.100% due 6/15/06(a)                                                           1,095,450
        4,725,000  NR        Series A, 7.200% due 6/15/14(a)                                                           4,748,625
        2,000,000  AA+       Series D, 6.850% due 6/15/14(a)                                                           2,165,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      39,230,699
--------------------------------------------------------------------------------------------------------------------------------
New Mexico -- 0.0%
           72,176  NR      Santa Fe, NM Single-Family Mortgage Revenue,
                             8.450% due 12/1/11                                                                           78,131
--------------------------------------------------------------------------------------------------------------------------------
New York -- 10.4%
        5,000,000  BBB+    New York, NY GO, Series C, 6.660% due 8/1/09                                                5,293,750
                           New York, NY GO Bonds:
        4,500,000  BBB+      Series A, 6.250% due 8/1/17                                                               4,938,750
        2,500,000  BBB+      Series A-1, 6.500% due 8/1/19                                                             2,687,500
        5,500,000  BBB+      Series F, 6.125% due 2/1/25                                                               5,905,625
        2,750,000  BBB+      Series H, 6.125% due 8/1/25                                                               2,970,000
                           New York, NY GO, Series B:
          235,000  BBB+      7.000% due 10/1/12                                                                          262,319
        3,940,000  BBB+      Pre-Refunded-- Escrowed with U.S. Government Securities                                   4,476,825
                               to 10/1/02 Call @ 101.5, 7.000% due 10/1/12
                           New York, NY IDA:
        3,950,000  BBB-      Brooklyn Navy Yard, 5.750% due 10/1/36(a)                                                 4,078,375
        3,000,000  BB+       United Air Lines Project, 5.650% due 10/1/32(a)                                           3,052,500
                           New York, NY Municipal Waters Finance Authority,
                             Water & Sewer System, Series A:
        3,875,000  A-          5.500% due 6/15/24                                                                      4,015,469
        5,000,000  A-          5.125% due 6/15/21                                                                      4,993,750
        3,085,000  NR      New York State COP, (Hanson Redevelopment Project),
                             8.375% due 5/1/08                                                                         3,759,844
                           New York State Dormitory Authority Revenue:
        4,500,000  BBB       Upstate Community College, Series A, 6.250% due 7/1/25                                    4,854,375
        1,500,000  NR        Wesley Garden Nursing Home, FHA-Insured,
                               6.125% due 8/1/35                                                                       1,610,625


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
New York -- 10.4% (continued)
                           New York State Dormitory Authority Revenue, AMBAC-Insured:
      $ 3,000,000  AAA       5.000% due 2/1/19                                                                      $  2,955,000
       52,895,000  AAA       Series A, zero coupon due 8/15/36                                                         6,942,469
                           New York State Energy, Research and Development
                             Authority, Long Island Lighting Company:
        3,000,000  Ba3*        7.150% due 6/1/20(a)                                                                    3,288,750
        1,150,000  Ba3*        7.150% due 12/1/20(a)                                                                   1,260,688
                           New York State Medical Care Facilities Finance Agency Revenue:
          430,000  BBB+      7.750% due 2/15/20                                                                          467,625
        2,895,000  Baa1*     Series C, Long-Term Health Care, FSA-Insured,                                             3,170,025
                               6.400% due 11/1/14
        4,500,000  AAA       Series F, Mental Health Services Facilities,
                               6.500% due 2/15/19                                                                      4,803,750
                           New York State Power Authority Revenue, Series Z, MBIA-Insured:
        1,930,000  NR        Unrefunded, 6.500% due 1/1/19                                                             2,101,288
        3,570,000  NR        Pre-Refunded -- Escrowed with U.S. government securities
                               to 1/1/02 Call @ 102, 6.500% due 1/1/19                                                 3,944,850
        1,000,000  NR      United Nations Development Corp., NY Revenue
                             Refunding, Sr. Lien, Series B, 5.500% due 7/1/17                                          1,005,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      82,839,152
--------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 2.1%
        3,000,000  Aa3*    Charlotte, NC Mecklenberg Hospital, Healthcare System
                             Revenue, Series A, 5.125% due 1/1/22                                                      2,996,250
        2,675,000  B-      Charlotte, NC Special Facilities Revenue, (Piedmont Aviation
                             Inc. Project), 9.000% due 7/1/17(a)                                                       2,768,010
        8,700,000  BBB     North Carolina Eastern Municipal Power Agency, Power
                             System Revenue, Series B, 7.000% due 1/1/08(b)                                           10,211,625
        2,750,000  Aa2*    North Carolina University, Chapel Hill, zero coupon due 8/1/20                                897,188
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      16,873,073
--------------------------------------------------------------------------------------------------------------------------------
North Dakota -- 1.0%
                           Mercer County, ND PCR, Basin Electric Power:
        3,000,000  AAA       Second Series, AMBAC-Insured, 6.050% due 1/1/19                                           3,281,250
        4,710,000  A2*       Series E, 7.000% due 1/1/19                                                               4,950,822
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,232,072
--------------------------------------------------------------------------------------------------------------------------------
Ohio -- 2.4%
        4,000,000  NR      Cleveland, OH Airport Special Revenue, Continental Airlines Inc.,
                             9.000% due 12/1/19(a)(b)                                                                  4,360,000
                           Ohio State Air Quality Development Auhtority:
        3,500,000  AAA       Columbus and Southern Ohio, Series A, FGIC-Insured,
                               6.375% due 12/1/20(b)                                                                   3,850,000
        5,000,000  Ba2*      Pollution Control-Toledo Edison, 6.875% due 7/1/23(a)(b)                                  5,393,750
                           Ohio State Water Development Authority Revenue:
                             Series A:
        3,475,000  Ba2*        Cleveland Electric, 8.000% due 10/1/23(a)(b)                                            4,022,313
        1,500,000  Ba2*        Toledo Edison, 8.000% due 10/1/23(a)(b)                                                 1,736,250
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      19,362,313
--------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
Oklahoma -- 1.0%
       $4,460,000  NR      Oklahoma HFA, Single-Family Mortgage, Series B,
                             GNMA-Collateralized, 7.997% due 8/1/18(a)                                              $  5,251,650
        2,400,000  BBB-    Tulsa, OK Municipal Airport Revenue, American Airlines,
                             7.350% due 12/1/11                                                                        2,700,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       7,951,650
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 9.2%
        4,000,000  AAA     Allegheny County, PA Airport Revenue, Greater Pittsburg International Airport,
                             Series B, FSA-Insured, 6.625% due 1/1/22(a)                                               4,365,000
        2,500,000  BBB-    Allegheny County, PA, Series A, 6.700% due 12/1/20                                          2,737,500
        4,500,000  NR      Allentown, PA Hospital Authority Revenue, Sacred Heart
                             Hospital of Allentown, Series B, 6.750% due 11/15/15                                      4,944,375
        1,250,000  AAA     Beaver County, PA Hospital Authority, Beaver Medical
                             Center, Series A, AMBAC-Insured, 6.250% due 7/1/22                                        1,350,000
        1,000,000  AAA     Cambria County, PA GO, FGIC-Insured, 5.000% due 8/15/23                                       981,250
        2,000,000  Baa1*   Delaware County, PA IDA, Resource Recovery Facilities, Series A,
                             6.200% due 7/1/19                                                                         2,162,500
        3,000,000 AAA      Franklin, PA IDA, (Chamberburgs Hospital Project), FGIC-Insured,
                             6.250% due 7/1/12                                                                         3,247,500
        1,330,000  NR      Grove City, PA  Area Hospital Authority Revenue, United
                             Community Hospital, 8.125% due 7/1/12                                                     1,344,470
                           Lehigh County, PA IDA, PCR, MBIA-Insured:
        7,500,000  AAA       6.400% due 9/1/29                                                                         8,371,875
        1,750,000  AAA       Series A, 6.400% due 11/1/21                                                              1,918,438
                           Luzerne County, PA IDA, Pennsylvania Gas and Water Co., Series A:
        2,500,000  A-        7.200% due 10/1/17(a)                                                                     2,765,625
        2,250,000  A-        6.050% due 1/1/19                                                                         2,351,250
                           McKeesport, PA School District, MBIA-Insured:
        4,875,000  AAA       Zero coupon due 10/1/24                                                                   1,285,781
        4,875,000  AAA       Zero coupon due 10/1/25                                                                   1,224,844
        3,380,000  AAA     Montgomery County, PA  IDA, PCR, Series B, MBIA-Insured,
                             6.700% due 12/1/21                                                                        3,713,775
        6,750,000  NR      Montgomery County, PA  Redevelopment Authority,
                             Multi-Family Housing, Series A, 6.500% due 7/1/25                                         7,045,313
                           Pennsylvania EDA:
        4,500,000  NR        Resource Recovery Revenue, (Colver Project), Series D,
                               7.125% due 12/1/15                                                                      5,045,625
        4,000,000  BBB       WasteWater Treatment Revenue, Sun Co. Inc., (RTM Project),
                               Series A, 7.600% due 12/1/24(a)                                                         4,625,000
        5,000,000  AAA     Pennsylvania State Higher Education, Student Loan Revenue,
                             Series D, AMBAC-Insured, 6.050% due 1/1/19(a)                                             5,256,250
                           Philadelphia, PA Hospitals & Highered Facility
                             Authority, Series A, FHA-Insured:
        1,600,000  NR          5.300% due 1/1/18                                                                       1,622,000
        3,500,000  NR          5.375% due 1/1/28                                                                       3,561,250
                           Philadelphia, PA Municipal Authority Gas Works Lease Revenue:
        2,500,000  BBB-      7.625% due 5/1/14                                                                         2,643,750
          980,000  BBB-      Series B, 6.400 % due 11/15/16                                                            1,042,475
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      73,605,846
--------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
Puerto Rico -- 0.6%
                           Commonwealth of Puerto Rico, GO:
        $ 455,000  Baa1*     8.000% due 7/1/08                                                                      $    471,248
        3,000,000  Baa1*     5.000% due 7/1/26                                                                         2,947,500
        1,250,000  NR      Puerto Rico Mennonite General Hospital, 5.625% due 7/1/27                                   1,271,875
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,690,623
--------------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 1.3%
        9,500,000  Aa*     Rhode Island Housing and Mortgage Finance Authority,
                             7.100% due 4/1/24(a)(b)(c)                                                               10,129,375
--------------------------------------------------------------------------------------------------------------------------------
South Carolina -- 1.8%
        2,345,000  NR      Fairfield County, SC IDR, Rite Aid Corp., 7.900% due 12/1/16(a)                             2,407,471
                           Greenville, SC Connector, 2000 Association:
        2,500,000  NR        5.375% due 1/1/38                                                                         2,431,250
       20,250,000  NR        Zero coupon due 1/1/30                                                                    3,240,000
        1,500,000  NR      Greenville County, SC IDR, (Lockheed Aeromod Center Project),
                             7.200% due 11/1/21(a)                                                                     1,653,750
        4,000,000  A-      Richland County, SC PCR, (Union Camp Corp. Project),
                             6.625% due 5/1/22                                                                         4,350,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      14,082,471
--------------------------------------------------------------------------------------------------------------------------------
South Dakota -- 0.3%
                           Ogalala Sioux, SD  Tribal Revenue Bonds:
        1,865,000  NR        7.500% due 7/1/13                                                                         1,925,613
          115,000  NR        7.000% due 7/1/99                                                                           116,581
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,042,194
--------------------------------------------------------------------------------------------------------------------------------
Tennessee -- 3.1%
        7,000,000  AA-     Humphreys County, TN IDB, 6.700% due 5/1/24(a)                                              7,796,250
        7,100,000  A-      Maury County, TN IDB, PCR, (Saturn Corp. Project),
                             6.500% due 9/1/24                                                                         7,872,125
        3,150,000  BBB     Memphis-Shelby County, TN Airport Authority, Federal Express Corp.,
                             6.750% due 9/1/12                                                                         3,468,938
        5,000,000  AAA     Metropolitan Nashville Airport  Authority, TN Airport Revenue,
                             Special Facilities, Series C, FGIC-Insured, 6.600% due 7/1/15                             5,462,500
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      24,599,813
--------------------------------------------------------------------------------------------------------------------------------
Texas -- 6.1%
        5,100,000  BBB     Alliance Airport Authority Inc., Special Federal Express
                             Corp. Project, 6.375% due 4/1/21(a)                                                       5,552,625
                           Brazos River Authority, TX PCR, Houston Lighting & Power Co.:
        2,000,000  AAA       Series A, AMBAC-Insured, 6.700% due 3/1/17                                                2,210,000
        1,900,000  AAA       Series B, FGIC-Insured, 7.200% due 12/1/18                                                2,037,750
        4,000,000  AAA     Dallas-Fort Worth, TX International Airport Facilities,
                             UPS Services, Inc., 6.600% due 5/1/32(a)                                                  4,385,000
        2,000,000  NR      Denton County, TX Reclamation and Road District,
                             8.500% due 6/1/16                                                                         2,015,860
          970,000  AAA     Harris County, TX Refunding Toll Road Authority. Series A,
                             AMBAC-Insured, 6.500% due 8/15/17                                                         1,068,213


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
Texas -- 6.1% (continued)
                           Matagorda County, TX PCR, Navajo District No. 1,
                             Houston Light & Power Co. Project:
       $  500,000  A-          Series B, 7.700% due 2/1/19                                                          $    510,640
        2,100,000  AAA         Series E, FGIC-Insured, 7.200% due 12/1/18                                              2,257,500
                           Matagorda County, TX PCR, Navajo District No. 1, MBIA-Insured:
        2,000,000  AAA       5.250% due 11/1/29(a)                                                                     1,972,500
        3,000,000  AAA       Series B, 5.150% due 11/1/29                                                              2,981,250
        4,000,000  A2*     Port Corpus Christi, TX IDR, (Hoeschst Celanese Corp. Project),
                             6.875% due 4/1/17(a)                                                                      4,375,000
                           Sam Rayburn, TX Municipal Power Agency, Power
                             Supply System Revenue:
        2,645,000  Ba*         Series A, 6.750% due 10/1/14                                                            2,790,475
        3,165,000  Ba*         Series B, 6.125% due 10/1/13                                                            3,220,388
                           San Antonio, TX Airport System Revenue, AMBAC-Insured:
        3,000,000  AAA       7.125% due 7/1/06                                                                         3,450,000
        1,000,000  AAA       7.125% due 7/1/08                                                                         1,148,750
        2,000,000  AAA       7.375% due 7/1/13                                                                         2,320,000
        3,010,000  AAA     Texas Municipal Power Agency Revenue Bonds, Series A,
                             AMBAC-Insured, 6.750% due 9/1/12                                                          3,318,525
        2,605,000  A2*     Texas State Veterans Housing Assistance, Single-Family
                             Mortgage Revenue, 6.800% due 12/1/23(a)                                                   2,819,899
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      48,434,375
--------------------------------------------------------------------------------------------------------------------------------
Utah -- 0.6%
        4,000,000  AAA     Utah Municipal Power System Revenue, (San Juan Project),
                             MBIA-Insured, 6.375% due 6/1/22                                                           4,420,000
          260,000  NR      Utah State HFA, Single-Family Mortgage, Series D1,
                             6.200% due 7/1/16                                                                           269,100
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,689,100
--------------------------------------------------------------------------------------------------------------------------------
Virginia -- 2.1%
        2,435,000  NR      Fairfax County, VA Redevelopment and Housing Authority Revenue,
                             Multi-Family Housing, Series A, Kingsley, FHA-Insured,
                             7.000% due 5/1/26                                                                         2,635,888
        8,000,000  A-      Isle Wight County, VA IDA, Solid Waste Disposal Revenue,
                             6.550% due 4/1/24(a)                                                                      8,870,000
        3,000,000  NR      Prince William County, VA Industrial Development Authority
                             Hospital Revenue, FSA-Insured, 5.000% due 10/1/25                                         2,958,750
        2,000,000  NR      Virginia Beach, VA Ramada on the Beach, 7.000% due 12/1/15                                  2,055,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      16,519,638
--------------------------------------------------------------------------------------------------------------------------------
Washington -- 1.3%
       11,345,000  AAA     Chelan County, WA Public Utility District No. 1, Columbia River Rock,
                             Capital Appreciation, Series A, MBIA-Insured,
                             Zero coupon due 6/1/19                                                                    3,914,025
        2,000,000  BBB     Port Moses Lake, WA PCR, Union Carbide, 7.875% due 8/1/06(a)                                2,045,560
        2,000,000  AAA     Port of Seattle, WA Subordinated Lien, MBIA-Insured, 6.625% due 8/1/17                      2,205,000
        2,000,000  AA-     Washington Public Power Supply System, (Nuclear Project) No. 1,
                             Series A, 5.125% due 7/1/17                                                               1,980,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,144,585
--------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       19

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 January 31, 1998
--------------------------------------------------------------------------------

           FACE
          AMOUNT  RATING                           SECURITY                                                              VALUE
================================================================================================================================
West Virginia -- 1.1%
      $ 2,000,000  NR      Beckley, WV IDR, (Water Commission Project), 7.000% due 10/1/17(a)                       $  2,202,500
        2,000,000  A2*     Braxton County, WV, Solid Waste Disposal Revenue,
                             (Weyerhaeuser Co. Project), 5.800% due 6/1/24(a)                                          2,092,500
                           Marion County, WV, Solid Waste Disposal Revenue,
                             American Power, Paper Recycling:
        2,500,000  NR          7.750% due 12/1/11(a)(d)                                                                1,400,000
        5,000,000  NR          9.000% due 12/1/11(a)(d)                                                                2,800,000
          500,000  AAA     West Virginia State Water Development Authority, Series A,
                             7.000% due 11/1/25                                                                          548,750
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       9,043,750
--------------------------------------------------------------------------------------------------------------------------------
Wisconsin -- 0.2%
        1,670,000  BBB     Racine County, WI Health Center Revenue, 8.125% due 8/1/21                                  1,729,185
--------------------------------------------------------------------------------------------------------------------------------
Wyoming -- 0.2%
        1,250,000  Aa2*    Wyoming Community Development Authority Housing Revenue,
                             7.100% due 6/1/17                                                                         1,371,876
--------------------------------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS AND NOTES
                           (Cost-- $729,399,837)                                                                     786,172,131
================================================================================================================================
SHORT-TERM INVESTMENTS(e) -- 1.4%
        1,600,000  VMIG 1* Brazos River, TX PCR, MBIA-Insured, 3.650% due 2/1/32(a)                                    1,600,000
                           New York, NY GO:
        1,500,000  VMIG 1*   Subseries E5, 5.000% due 8/1/17                                                           1,500,000
        5,100,000  VMIG 1*   Subseries A-7, 3.900% due 8/1/20                                                          5,100,000
        2,900,000  VMIG 1* Port Authority NY & NJ, Special Obligation Revenue,
                             Versatile Structure Obligation, Series 2, 5.100% due 5/1/19                               2,900,000
--------------------------------------------------------------------------------------------------------------------------------
                           TOTAL SHORT-TERM INVESTMENTS
                           (Cost-- $11,100,000)                                                                       11,100,000
================================================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $740,499,837**)                                                                  $797,272,131
================================================================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b)   Security segregated by custodian for open purchase committments.
(c) Residual interest bonds -- coupon varies inversely with level of short-term tax-exempt interest rates.
(d)   Security is in default.
(e) Variable rate municipal bonds and notes are payable upon not more than seven business days' notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 21 and 22 for definition of ratings and certain security descriptions.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --  Bonds rated "AAA"' have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A       --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and re pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB      --  Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B       --  Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
            "BB" or "BB-" rating.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       --  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       21

--------------------------------------------------------------------------------
Bond Ratings (continued)
--------------------------------------------------------------------------------

Ba      --  Bonds that are rated "Ba" are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       --  Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR      --  Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
Short-Term Security Ratings
--------------------------------------------------------------------------------

SP-1    --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.

A-1     --  Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  --  Moody's highest rating for issues having demand feature -- VRDO.

P-1     --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG1 rating.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG         -- Association of Bay Area Governments
AIG          -- American International Guaranty
AMBAC        -- AMBAC Indemnity Corporation
BAN          -- Bond Anticipation Notes
BIG          -- Bond Investors Guaranty
CGIC         -- Capital Guaranty Insurance Company
CHFCLI       -- California Health Facility Construction Loan Insurance
CONNIE LEE   -- College Construction Loan Association
COP          -- Certificate of Participation
EDA          -- Economic Development Authority
ETM          -- Escrowed to Maturity
FAIRS        -- Floating Adjustable Interest Rate Securities
FGIC         -- Financial Guaranty Insurance Company
FHA          -- Federal Housing Administration
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
FRTC         -- Floating Rate Trust Certificates
FSA          -- Federal Savings Association
GIC          -- Guaranteed Investment Contract
GNMA         -- Government National Mortgage Association
GO           -- General Obligation
HDC          -- Housing Development Corporation
HFA          -- Housing Finance Authority
IDA          -- Industrial Development Agency
IDB          -- Industrial Development Board
IDR          -- Industrial Development Revenue
IFA          -- Industrial Finance Authority
INFLOS       -- Inverse Floaters
LOC          -- Letter of Credit
MBIA         -- Municipal Bond Investors Assurance Corporation
MVRICS       -- Municipal Variable Rate Inverse Coupon Security
PCR          -- Pollution Control Revenue
RAN          -- Revenue Anticipation Notes
RIBS         -- Residual Interest Bonds
RITES        -- Residual Interest Tax-Exempt Securities
SYCC         -- Structured Yield Curve Certificate
TAN          -- Tax Anticipation Notes
TECP         -- Tax-Exempt Commercial Paper
TOB          -- Tender Option Bonds
TRAN         -- Tax and Revenue Anticipation Notes
VA           -- Veterans Administration
VRWE         -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 January 31, 1998
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost-- $740,499,837)                $ 797,272,131
    Cash                                                              67,387
    Receivable for Fund shares sold                                  139,490
    Interest receivable                                           10,673,332
    Other assets                                                      10,000
----------------------------------------------------------------------------
    Total Assets                                                 808,162,340
----------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                              22,240,883
    Dividends payable                                              3,327,501
    Investment advisory fees payable                                 296,686
    Administration fees payable                                      135,468
    Distribution fees payable                                         79,721
    Payable for Fund shares purchased                                 22,509
    Accrued expenses                                                 241,370
----------------------------------------------------------------------------
    Total Liabilities                                             26,344,138
----------------------------------------------------------------------------
Total Net Assets                                               $ 781,818,202
============================================================================
NET ASSETS:
    Par value of shares of beneficial interest                 $      43,177
    Capital paid in excess of par value                          721,668,681
    Overdistributed net investment income                           (554,801)
    Accumulated net realized gain on security transactions         3,888,851
    Net unrealized appreciation of investments                    56,772,294
----------------------------------------------------------------------------
Total Net Assets                                               $ 781,818,202
============================================================================
Shares Outstanding:
    Class A                                                       14,523,902
    ------------------------------------------------------------------------
    Class B                                                       28,604,920
    ------------------------------------------------------------------------
    Class C                                                           47,936
    ------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                             $       18.10
    ------------------------------------------------------------------------
    Class B*                                                   $       18.11
    ------------------------------------------------------------------------
    Class C**                                                  $       18.09
    ------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
    (net asset value plus 4.17% of net asset value per share)  $       18.85
============================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       23

--------------------------------------------------------------------------------
Statement of Operations (unaudited)    For the Six Months Ended January 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                   $  24,271,377
----------------------------------------------------------------------------
EXPENSES:
    Distribution fees (Note 3)                                     1,937,038
    Investment advisory fees (Note 3)                              1,588,183
    Administration fees (Note 3)                                     794,092
    Shareholder and system servicing fees                            145,476
    Registration fees                                                 38,724
    Audit and legal                                                   29,302
    Shareholder communications                                        21,397
    Custody                                                           20,447
    Pricing service fees                                              20,055
    Trustees' fees                                                     8,354
    Other                                                              8,130
----------------------------------------------------------------------------
    Total Expenses                                                 4,611,198
----------------------------------------------------------------------------
Net Investment Income                                             19,660,179
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE4):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                        366,764,756
      Cost of securities sold                                    357,989,486
----------------------------------------------------------------------------
    Net Realized Gain                                              8,775,270
----------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                         52,111,784
      End of period                                               56,772,294
----------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                        4,660,510
----------------------------------------------------------------------------
Net Gain on Investments                                           13,435,780
----------------------------------------------------------------------------
Increase in Net Assets From Operations                         $  33,095,959
============================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended January 31, 1998 (unaudited) and the Year Ended July 31, 1997

                                                                    1998            1997
=============================================================================================
OPERATIONS:
  Net investment income                                       $  19,660,179    $  43,944,658
  Net realized gain                                               8,775,270       10,114,509
  Increase in net unrealized appreciation of investments          4,660,510       26,295,426
---------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                         33,095,959       80,354,593
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 2):
  Net investment income                                         (20,210,833)     (44,020,626)
  Net realized gains                                            (11,871,835)        (146,695)
---------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders     (32,082,668)     (44,167,321)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                               25,467,119       64,943,500
  Net asset value of shares issued for reinvestment
    of dividends                                                 16,895,779       24,165,462
  Cost of shares reacquired                                     (78,116,866)    (194,060,215)
---------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions           (35,753,968)    (104,951,253)
---------------------------------------------------------------------------------------------
Decrease in Net Assets                                          (34,740,677)     (68,763,981)
NET ASSETS:
  Beginning of period                                           816,558,879      885,322,860
---------------------------------------------------------------------------------------------
  End of period*                                              $ 781,818,202    $ 816,558,879
=============================================================================================
* Includes overdistributed net investment income of:          $    (554,801)   $      (4,147)
=============================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal High Income Fund ("Fund"), formerly known as the Smith Barney Tax-Exempt Income Fund, a separate investment fund of the Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Premium Total Return Fund, Smith Barney High Income Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Utilities Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports except for the Smith Barney Premium Total Return Fund which will have a semi-annual report dated June 30, 1998.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accepted accounting principles. At July 31, 1997, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment;
(i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allows interest from municipal securities, which is exempt from regular Federal income tax and from certain states' income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings

--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares. For the six months ended January 31, 1998, SB received sales charges of approximately $26,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase and thereafter declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended January 31, 1998, CDSCs paid to SB were approximately $144,000 for Class
B Shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended January 31, 1998, total Distribution Plan fees incurred were:

                                         Class A       Class B      Class C
================================================================================
Distribution Plan Fees                   $193,189     $1,741,016     $2,833
================================================================================

All officers and one Trustee of the Trust are employees of SB.

4. Investments

During the six months ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                     $313,073,300
--------------------------------------------------------------------------------
Sales                                                          366,764,756
================================================================================

At January 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                 $ 60,241,082
Gross unrealized depreciation                                   (3,468,788)
--------------------------------------------------------------------------------
Net unrealized appreciation                                   $ 56,772,294
================================================================================

5. Shares of Beneficial Interest

At January 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At January 31, 1998, total paid-in capital amounted to the following for each class:

                                         Class A       Class B      Class C
================================================================================
Total Paid-in Capital                 $250,553,985   $470,321,839   $836,034
================================================================================


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                          Six Months Ended                  Year Ended
                                          January 31, 1998                 July 31, 1997
                                      ----------------------            -------------------
                                      Shares          Amount            Shares       Amount
=================================================================================================
Class A
Shares sold                           980,820    $  17,631,798        2,790,664    $  48,988,072
Shares issued on reinvestment         324,106        5,801,163          447,061        7,854,117
Shares redeemed                      (811,768)     (14,628,623)      (2,583,632)     (45,394,525)
-------------------------------------------------------------------------------------------------
Net Increase                          493,158    $   8,804,338          654,093    $  11,447,664
=================================================================================================
Class B
Shares sold                           426,915    $   7,694,239          895,576    $  15,762,835
Shares issued on reinvestment         618,402       11,071,526          926,744       16,286,642
Shares redeemed                    (3,524,794)     (63,437,366)      (8,446,167)    (148,626,196)
-------------------------------------------------------------------------------------------------
Net Decrease                       (2,479,477)   $ (44,671,601)      (6,623,847)   $(116,576,719)
=================================================================================================
Class C
Shares sold                             7,834    $     141,082           10,961    $     192,593
Shares issued on reinvestment           1,291           23,090            1,406           24,703
Shares redeemed                        (2,825)         (50,877)          (2,269)         (39,494)
-------------------------------------------------------------------------------------------------
Net Increase                            6,300    $     113,295           10,098    $     177,802
=================================================================================================


--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                                    1998(1)        1997        1996        1995        1994     1993(2)
=====================================================================================================================
Net Asset Value, Beginning of Period             $ 18.07       $ 17.31     $ 17.25     $ 17.26     $ 18.24    $ 17.45
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                             0.48          0.97        1.00        1.04        1.06       0.78
  Net realized and unrealized gain (loss)           0.31          0.77        0.06        0.01*      (0.85)      1.00
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.79          1.74        1.06        1.05        0.21       1.78
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.49)        (0.98)      (1.00)      (1.00)      (1.06)     (0.83)
  Net realized gains                               (0.27)         --          --         (0.02)      (0.13)     (0.16)
  Capital                                           --            --          --         (0.04)       --         --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.76)        (0.98)      (1.00)      (1.06)      (1.19)     (0.99)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 18.10       $ 18.07     $ 17.31     $ 17.25     $ 17.26    $ 18.24
---------------------------------------------------------------------------------------------------------------------
Total Return                                        4.51%++      10.40%       6.28%       6.42%       1.14%     10.24%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)             $   263       $   254     $   232     $   238     $    18    $    14
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.83%+        0.83%       0.84%       0.84%       0.84%      0.86%+
  Net investment income                             5.29+         5.52        5.74        6.04        5.83       6.03+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               39%           51%         44%         38%         39%        34%
=====================================================================================================================

(1)   For the six months ended January 31, 1998 (unaudited).
(2)   For the period from November 6, 1992 (inception date) to July 31, 1993.
* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                                    1998(1)        1997        1996        1995        1994       1993
=====================================================================================================================
Net Asset Value, Beginning of Period             $ 18.09       $ 17.32     $ 17.26     $ 17.26     $ 18.24    $ 18.00
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                             0.44          0.89        0.92        0.95        0.96       0.98
  Net realized and unrealized gain (loss)           0.30          0.77        0.06        0.02*      (0.85)      0.45
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                        0.74          1.66        0.98        0.97        0.11       1.43
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.45)        (0.89)      (0.92)      (0.91)      (0.96)     (1.02)
  Net realized gains                               (0.27)           --          --       (0.02)      (0.13)     (0.17)
  Capital                                             --            --          --       (0.04)         --         --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.72)        (0.89)      (0.92)      (0.97)      (1.09)     (1.19)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 18.11       $ 18.09     $ 17.32     $ 17.26     $ 17.26    $ 18.24
---------------------------------------------------------------------------------------------------------------------
Total Return                                        4.19%++       9.89%       5.74%       5.91%       0.60%      8.28%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)             $   518       $   562     $   653     $   737     $ 1,069    $ 1,108
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.32%+        1.32%       1.33%       1.35%       1.33%      1.38%
  Net investment income                             4.79+         5.04        5.23        5.61        5.34       5.52
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               39%           51%         44%         38%         39%        34%
=====================================================================================================================

(1)   For the six months ended January 31, 1998 (unaudited).
* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                        1998(1)     1997      1996       1995(2)
================================================================================
Net Asset Value, Beginning of Period  18.07     $ 17.31   $ 17.25     $ 15.83
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                0.42        0.88      0.89        0.60
  Net realized and unrealized gain     0.31        0.77      0.08        1.50*
--------------------------------------------------------------------------------
Total Income From Operations           0.73        1.65      0.97        2.10
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.44)      (0.89)    (0.91)      (0.62)
  Net realized gains                  (0.27)         --        --       (0.02)
  Capital                                --          --        --       (0.04)
--------------------------------------------------------------------------------
Total Distributions                   (0.71)      (0.89)    (0.91)      (0.68)
--------------------------------------------------------------------------------
Net Asset Value, End of Period      $ 18.09     $ 18.07   $ 17.31     $ 17.25
--------------------------------------------------------------------------------
Total Return                           4.17%++     9.79%     5.69%      13.45%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)    $   867     $   752   $   546     $   211
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.42%+      1.40%     1.39%       1.18%+
  Net investment income                4.69+       4.94      5.18        5.56+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                  39%         51%       44%         38%
================================================================================
(1)   For the six months ended January 31, 1998 (unaudited).
(2)   For the period from November 17, 1994 (inception date) to July 31, 1995.
* Includes the per share effect of shareholder sales and redemption activity during the period, most of which occurred at net asset values less than the beginning of the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Municipal High Income Fund                                       31

Smith Barney
Municipal High
Income Fund

Trustees

Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Lawrence T. McDermott
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Mutual Management Corp.

Distributor

Smith Barney Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Municipal High Income Fund. It is not for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY

     A Member of TravelersGroup[LOGO]

Smith Barney Municipal
High Income Fund

Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD2170 3/98